UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Entravision Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2425 Olympic Blvd., Suite 6000 West
Santa Monica, California 90404

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2024

To Our Class A Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Entravision Communications Corporation (“Entravision,” the “company”, “we”, “our” or “us”), beginning promptly at 10:00 a.m. Pacific Daylight Time on Thursday, May 30, 2024, for the following purposes:

1.
To elect eight directors to our Board of Directors (the “Board”) to serve until the 2025 annual meeting of the stockholders and until their successors are duly elected and qualified.
2.
To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
3.
To approve, on an advisory, non-binding basis, the compensation of our named executive officers.
4.
To approve an amendment and restatement of the Entravision Communications Corporation 2004 Equity Incentive Plan, as previously amended (the “2004 Plan”) to, among other things, increase the number of shares of our Class A common stock authorized for issuance thereunder by 7,500,000 shares.
5.
To approve the Entravision Communications Corporation 2024 Employee Stock Purchase Plan.
6.
To approve the amendment and restatement of our Third Amended and Restated Certificate of Incorporation to provide for the exculpation of officers to the fullest extent permitted by Delaware law.

The 2024 Annual Meeting will be held as a virtual meeting only. There is no physical location for the 2024 Annual Meeting and you will not be able to attend the 2024 Annual Meeting in person.

If you plan to participate in, vote at, or submit questions during, the 2024 Annual Meeting, please see “Instructions to Attend the 2024 Annual Meeting” on page 70 of the accompanying Proxy Statement or visit https://www.entravision.com/investor/annual-meeting/. You will be able to listen, vote and submit questions from your home or from any remote location that has Internet connectivity.

The matters to be acted upon are described more fully in the proxy statement accompanying this notice.

Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the stockholders at the 2024 Annual Meeting.

The Board has fixed the close of business on April 17, 2024 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the 2024 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2024 Annual Meeting.

Representation of at least a majority in voting interest of our Class A common stock either in person or by proxy is required to constitute a quorum for purposes of voting on the proposal to be voted on at the 2024 Annual Meeting. Accordingly, it is important that your shares be represented at the 2024 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the 2024 Annual Meeting.

Please read the accompanying proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Michael Christenson
Chief Executive Officer

April 29, 2024

Santa Monica, California

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 30, 2024:
THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
https://investor.entravision.com/financials/annual-reports/default.aspx

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

OF

ENTRAVISION COMMUNICATIONS CORPORATION

To Be Held on May 30, 2024

This proxy statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), beginning promptly at 10:00 a.m. Pacific Daylight Time on Thursday, May 30, 2024, and at any adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders (the “Notice”). This proxy statement and the proxy card are first being delivered or mailed to stockholders on or about May 2, 2024. In addition, stockholders may obtain additional copies of our Annual Report to Stockholders for the year ended December 31, 2023 (the “Annual Report”) and this proxy statement, without charge, by writing to us at our principal executive offices at 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, Attention: Secretary, or from our website at https://investor.entravision.com. Our Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “10-K”) without exhibits, is being mailed or otherwise provided to stockholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

The 2024 Annual Meeting will be held as a virtual meeting only, to be held via webcast over the Internet. There is no physical location for the 2024 Annual Meeting and you will not be able to attend the 2024 Annual Meeting in person.

If you plan to participate in, vote at, or submit questions during, the 2024 Annual Meeting, please see “Instructions to Attend the 2024 Annual Meeting” on page 70 of the accompanying Proxy Statement or visit https://www.entravision.com/investor/annual-meeting/. You will be able to listen, vote and submit questions from any location that has Internet connectivity.

VOTING RIGHTS AND SOLICITATION

The close of business on April 17, 2024 was the record date (the “Record Date”) for stockholders entitled to notice of and to vote at the 2024 Annual Meeting. As of the Record Date, we had [80,374,875] shares of Class A common stock, par value $0.0001 per share, issued and outstanding. All of the shares of our Class A common stock outstanding on the Record Date, and only those shares, are entitled to vote on the proposals to be voted upon at the 2024 Annual Meeting. Holders of the Class A common stock of record entitled to vote at the 2024 Annual Meeting will have one vote for each share of Class A common stock so held with regard to the matter to be voted upon.

All votes will be tabulated by the inspector of elections appointed for the 2024 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The holders of a majority in voting interest present in person or represented by proxy of the Class A common stock outstanding and entitled to vote at the 2024 Annual Meeting shall constitute a quorum for the transaction of business at the 2024 Annual Meeting. Votes withheld, abstentions, and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the 2024 Annual Meeting.

In voting with regard to the proposal to elect directors (Proposal 1), stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to one or more specific nominees. The vote required to elect each nominee is a plurality of the votes present in person or represented by proxy at a meeting, provided that a quorum is present. As a result, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors. Brokers do not have discretionary authority to vote on this proposal. Cumulative voting is not permitted with respect to the election of directors or any other matter to be considered at the 2024 Annual Meeting.

In voting with regard to the proposal to ratify the appointment of our independent registered public accounting firm (Proposal 2), stockholders may vote in favor of such proposal, against such proposal, or may abstain from voting. The vote required to approve Proposal 2 is the affirmative vote of a majority of the shares of Class A common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. Abstentions will have the same effect as votes “against” the proposal. Brokers will have discretionary authority to vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

In voting with regard to the proposal to approve, on an advisory non-binding basis, named executive officer compensation (Proposal 3), stockholders may vote in favor of such proposal, against such proposal or may abstain from voting. The vote required to approve Proposal 3 is the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal; therefore, brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner. Broker non-votes will have no effect on the proposal.

In voting with regard to the proposal to approve the amendment and restatement of our 2004 Plan to, among other things, increase the number of shares of our Class A common stock authorized for issuance thereunder by 7,500,000 shares (Proposal 4), stockholders may vote in favor of such proposal, against such proposal or may abstain from voting. The vote required to approve Proposal 4 is the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal; therefore, brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner. Broker non-votes will have no effect on the proposal.

In voting with regard to the proposal to approve the Entravision Communications Corporation 2024 Employee Stock Purchase Plan (Proposal 5), stockholders may vote in favor of such proposal, against such proposal or may abstain from voting. The vote required to approve Proposal 5 is the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal; therefore, brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner. Broker non-votes will have no effect on the proposal.

In voting with regard to the proposal to approve to approve the amendment and restatement of our Third Amended and Restated Certificate of Incorporation to provide for the exculpation of officers to the fullest extent permitted by Delaware law (Proposal 6), stockholders may vote in favor of such proposal, against such proposal, or may abstain from voting. The vote required to approve Proposal 6 is the affirmative vote of a majority of the outstanding shares of Class A common stock entitled to vote on the matter. Brokers do not have discretionary authority to vote on this proposal; therefore, brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

Under the rules of The New York Stock Exchange (the “NYSE”) that govern most domestic stock brokerage firms, member brokerage firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the NYSE. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals.

Shares of our common stock represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the 2024 Annual Meeting in accordance with the stockholder’s instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the director nominees named in this proxy statement in Proposal 1, and FOR each of Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. Management does not know of any matters to be presented at the 2024 Annual Meeting other than as set forth in this proxy statement and in the Notice accompanying this proxy statement. If other matters should properly come before the 2024 Annual Meeting, the proxyholders will vote on such matters in accordance with their best judgment.

Any stockholder has the right to revoke his, her or its proxy at any time before it is voted at the 2024 Annual Meeting by giving written notice to our Secretary, and by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the 2024 Annual Meeting and voting in person; provided, however, that under the rules of the NYSE, any beneficial owner whose shares are held in “street name” by a member brokerage firm may revoke his, her or its proxy and vote his, her or its shares in person at the 2024 Annual Meeting only in accordance with the applicable rules and procedures of the NYSE.

The entire cost of soliciting proxies will be borne by the company. Proxies will be solicited principally through the use of the mails or electronically, but, if deemed desirable, may be solicited personally or by telephone, or special letter by our officers and regular employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock, and such persons may be reimbursed for their expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of Board of Directors

As currently in effect, our Eighth Amended and Restated Bylaws (the “bylaws”) provide that the Board shall consist of not less than six and not more than eleven directors. The Board currently consists of eight members elected by the holders of the Class A common stock. The Board has nominated eight individuals for election as directors at the 2024 Annual Meeting and has set the number of directors as of the 2024 Annual Meeting at eight. All our directors are elected by our stockholders at each annual meeting of stockholders and each will serve until such person’s successor is duly elected and qualified, or until such person’s earlier resignation or removal. There are no family relationships among any of our current directors, nominees for directors and executive officers.

The proxyholders named on the proxy card intend to vote all proxies received by them in the accompanying form FOR the election of each of the director nominees listed below, unless instructions to the contrary are marked on the proxy. Each nominee has been nominated by the Board, acting upon the recommendation of the Board’s Nominating/Corporate Governance Committee. All of the nominees are currently members of the Board. If elected, each nominee will serve until the annual meeting of stockholders to be held in 2025 or until such person’s successor has been duly elected and qualified, or until such person’s earlier resignation or removal.

In the event that a nominee is unable or declines to serve as a director at the time of the 2024 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill such a vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them for each of the nominees listed below, unless instructions are given to the contrary. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Election as Directors

The following is certain information as of April 17, 2024 regarding the nominees for election as directors:

Name	Position	Age
Paul Anton Zevnik	Chair	73
Brad Bender	Director	50
Michael Christenson	Director and Chief Executive Officer	65
Martha Elena Diaz	Director	62
Thomas Strickler	Director	62
Lara Sweet	Director	49
Gilbert R. Vasquez	Director	84
Fehmi Zeko	Director	65

Biographical Information Regarding Directors

Paul Anton Zevnik. Mr. Zevnik currently serves as Chair of the Board of Directors. Mr. Zevnik, together with Walter F. Ulloa and Philip Wilkinson, was a founding shareholder of Entravision, participating in the organization, acquisition and growth of our television and radio segments through predecessor entities, which were combined to form Entravision in 1995. He has served as a director of the company since its listing on the New York Stock Exchange in 2000. As a director, at various times, he has served on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In addition to Entravision, for more than 40 years Mr. Zevnik has participated in the formation, ownership and management of other media businesses, including television broadcasting, content production, digital media, and the deployment of UHF spectrum for wireless communications. Mr. Zevnik has more than 40 years of experience in the formation, ownership, management and operation of Entravision's media businesses and its predecessor entities. A Harvard Law School graduate, Mr. Zevnlk was also the founder and managing partner of a national law firm before becoming a partner of the international law firm Morgan, Lewis & Bockius, LLP, maintaining his principal offices in Washington, D.C. and Los Angeles, California.

Brad Bender. Mr. Bender has more than 25 years of experience in digital technologies and advertising. From April 2008 to November 2022, Mr. Bender served in various roles at Alphabet Inc., parent company of Google, where he was most recently Vice President, Product, News and Search Ecosystems. In that role, he led Google's News and Search ecosystems and redesigned the Google News experience. Previously at Google, Mr. Bender was the Vice President, Product, Display and Video Advertising. In that role he led Google’s display and video advertising products globally, including its programmatic ads platform. During his tenure, he founded the Google Display Network, and led its development into a multi-billion dollar business. Mr. Bender also served as Google's representative on the board of directors of the Interactive Advertising Bureau, the advertising business organization responsible for developing industry standards and conducting research for the online advertising industry, from November 2018 to February 2020. Prior to Google, Mr. Bender served in various roles at DoubleClick, most recently as Vice President, Product Management, prior to its acquisition by Google in 2008. Mr. Bender is currently an advisor, investor and board member to various start-ups, small businesses and nonprofits in the tech, media and entertainment, and services industries. Mr. Bender has been a director since June 2023.

Michael Christenson. Mr. Christenson has served as Chief Executive Officer of the Company since July 2023. Previously, Mr. Christenson served as a Managing Partner at Mayten Research, a private investment and advisory firm, from 2022 to 2023. Prior to that, Mr. Christenson served as the President and Chief Operating Officer of New Relic, Inc., a cloud-based observability platform that engineers use to build and manage enterprise systems, from October 2019 to June 2021, and as a member of New Relic, Inc.’s Board of Directors from August 2018 to June 2021. Mr. Christenson also served as a Managing Director at Allen & Company, a private investment banking firm, from 2010 until December 2019, where he provided advice and investment banking services to companies in the software sector. From 2005 to 2010, Mr. Christenson served in various roles at CA, Inc., an enterprise systems management and security software company, most recently as President and Chief Operating Officer. Prior to joining CA, Inc., Mr. Christenson was an investment banker at Salomon Brothers, Inc. and its successor firm, Citigroup Global Markets, Inc., from 1987 to 2004. Mr. Christenson also previously served on the Board of Directors of LogMeIn, Inc., a provider of cloud-based communications, collaboration, identity management, and customer support software, from 2010 to 2019. Mr. Christenson has been a director since October 2023.

Martha Elena Diaz. Ms. Diaz has provided strategic advisory services to companies in Latin America, such as National Geographic and Televicentro, since 2015. Previously, Ms. Diaz served as president of the Editorial Televisa subsidiary of Televisa for each of the United States, Mexico and Puerto Rico, where she led the digital transformation of brands such as National Geographic, Hearst and Meredith from physical to interactive platforms and influencer communities. Ms. Diaz also served as president of Distribuidora Intermex, a subsidiary of Grupo Televisa, from March 2012 until July 2015, and as president of Sistema Radiópolis from December 2010 until February 2012. Prior to that, she worked for Prisa as a director of Comercializadora Prisa Medios in Spain, a director of TV Bids at Prisa Group in Colombia, and chief executive officer of Grupo Latino de Publicidad in Colombia, a pioneer in media marketing in Colombia with 19 outlets, with different brands of television, radio, out-of-home advertising, digital platforms and sports. Prisa is one of the largest media companies in Spain and Latin America, producing a wide variety of educational, cultural and informative content. Ms. Diaz also served as president of Sky Colombia, a satellite television company, and chief executive officer of Supercable Colombia, a cable television company, while also serving as president of Colombia’s subscription television association. Prior to her media career, Ms. Diaz served as Marketing Vice President of Banco de Colombia, and Commercial Vice President of the north zone of South America at Sofasa. Ms. Diaz currently serves on the board of directors and as Treasurer of the Monasterio del Viento foundation in Colombia, which helps rural communities and environmental preservation efforts. She holds a degree in chemical engineering from the Universidad Pontificia Bolivariana and a postgraduate certificate as a marketing specialist from the Universidad EAFIT in Colombia. Ms. Diaz has been a director since May 2016.

Thomas Strickler. Mr. Strickler co-founded Endeavor Talent Agency in 1995 and served on its management committee before his departure in 2009. Prior to Endeavor, Mr. Strickler was an agent at Creative Artists Agency, InterTalent and ICM. Mr. Strickler is a Managing Director of Prime Focus World, a creative services provider to film studios and production companies. Mr. Strickler serves on the Board of Trustees of SCI-Arc, and is a member of the Board of Directors of the Glen Canyon Institute, the Board of Directors of the Los Angeles Master Chorale, and the Board of Advisors of the School of Education and Information Studies at the University of California, Los Angeles. Mr. Strickler has been a director since June 2023.

Lara Sweet. Ms. Sweet has been a director of MediaAlpha, Inc., since the completion of its initial public offering in October 2020, and serves as the chair of the Audit Committee and a member of the Compensation Committee. MediaAlpha uses technology and data science to help businesses optimize their customer acquisition efforts. Ms. Sweet also serves as an advisor to private technology companies. From May 2019 to June 2021, Ms. Sweet served as the Chief People Officer at Snap Inc., a technology company and owner of the application Snapchat. Prior to that, Ms. Sweet served as Snap’s interim Chief Financial Officer from January 2019 to May 2019, as Chief Accounting Officer from October 2017 to September 2019, and as Controller from June 2016 to October 2017. During her tenure in these roles, Ms. Sweet was integrally involved in developing and implementing best practices across Snap’s accounting and financial reporting functions. Prior to Snap, Ms. Sweet served as Controller and Chief Accounting Officer at AOL. She has also held the positions of Senior Director, External Reporting at Freddie Mac and Senior Manager, Internal Audit at Marriott International. Ms. Sweet received a B.S. in Accounting from George Mason University. Ms. Sweet has been a director since October 2023.

Gilbert R. Vasquez. Mr. Vasquez is managing partner of the certified public accounting firm of Vasquez + Company LLP, which he founded in 1969. Mr. Vasquez is also the Chairman Emeritus of the Los Angeles Latino Chamber of Commerce. Mr. Vasquez was a board member of the 1984 Los Angeles Olympic Committee and currently serves as a board member on its successor organization, the LA84 Foundation. He is past president of the California Board of Accountancy. He has been a member of various Boards of Directors including Green Dot Public Schools, California State University Los Angeles Foundation, Los Angeles Metropolitan YMCA, Congressional Hispanic Caucus, Los Angeles Area Chamber of Commerce, and National Association of Latino Elected and Appointed Officials. Other past corporate board appointments include Verizon (formerly) GTE of California, Glendale Federal Bank, ProAmerica Bank and Blue Cross of California. Mr. Vasquez has been a director since May 2007.

Fehmi Zeko. Fehmi Zeko currently serves as Senior Partner at CDX Advisors LLC and a General Partner at Great Point Studios. From March 2018 to December 2022, he served on the board of directors of Athene Holding Ltd., a retirement services company. From 2015 to March 2018, Mr. Zeko served as Vice Chairman, Global Technology, Media and Telecommunications Investment Banking Group at Bank of America Merrill Lynch. In this role he helped organize and execute the strategic plan to reposition the entire Technology, Media and Telecom franchise for large cap coverage globally. Prior to Bank of America Merrill Lynch, Mr. Zeko was Senior Managing Director, Group Head North America and Global Chairman, Telecom, Media, Entertainment and Technology (“TMET”) at Macquarie Capital, where he led the firm’s Global TMET Investment Banking and Principal Investing Practice. Prior to joining Macquarie Capital, Mr. Zeko was Vice Chairman and Co-Founder of the Foros Group, where he led the firm’s Media and Communication Advisory Practice. Prior to that, Mr. Zeko held senior investment banking positions at Deutsche Bank and Citigroup. He received his Bachelor of Business Administration and Master of Business Administration in Finance from Texas Christian University’s Neeley School of Business. Mr. Zeko has been a director since May 2019.

CORPORATE GOVERNANCE

We maintain a corporate governance page on our corporate website at www.entravision.com, which includes information regarding the company’s corporate governance practices. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Related Party Transaction Policy, Board committee charters, Audit Committee Pre-Approval Policy and certain other corporate governance documents and policies are available on that page of our website. Any changes to these documents and any waivers granted with respect to our code of ethics will be posted on our website. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Entravision Communications Corporation, 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, Attention: Secretary. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated by reference into this or any other filing we make with the SEC.

Board of Directors

Director Independence

Our Board currently consists of eight members, a majority of whom meet the independence requirements of the NYSE as currently in effect. The Board has made independence determinations in accordance with NYSE listing standards, which state that a director will not be independent if:

(i)
the director, or an immediate family member of the director, is, or within the last three years was, employed by the company or any of its subsidiaries;
(ii)
the director, or an immediate family member of the director, has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the company, other than director and committee fees, and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service);
(iii)
the director, or an immediate family member of the director, is a current partner of a firm that is the company’s (or any of its subsidiaries) internal or external auditor; or is a current employee of such a firm; or who was, within the last three years (but is no longer), a partner or employee of such firm and personally worked on the company’s audit within that time;
(iv)
the director, or an immediate family member of the director, is, or has been within the last three years, employed as an executive officer of another company where any of the company’s present executive officers at the same time serve or served on that company’s Compensation Committee; or
(v)
the director is a current employee, or an immediate family member of such director is a current executive officer, of a company that has made payments to, or received payments from, the company for property or services in an amount, which, in any of the last three fiscal years, exceeds the greater of $1 million or two percent (2%) of such other company’s consolidated gross revenues.

With respect to any relationship not covered above, the determination of whether the relationship is material, and therefore whether a director would be independent, will be made by those directors who satisfy the independence criteria set forth above.

In addition to the foregoing, the Board also makes such independence determinations with respect to its Audit Committee and Compensation Committee members after taking into account the additional independence and financial literacy standards for members of each such committee, as applicable, in accordance with and pursuant to the rules and regulations of the SEC and NYSE listing rules as currently in effect.

The Board has affirmatively determined that each of Messrs. Bender, Vasquez, Zeko, Strickler and Zevnik and Mses. Diaz and Sweet are independent. In addition, the Board has affirmatively determined that none of our independent directors has a material relationship with the company other than as a director, in accordance with the foregoing categorical standards.

In addition, our corporate governance guidelines provide that no member of the Board may serve on more than three public company boards of directors (in addition to ours) without first obtaining the prior approval of the Board. To our knowledge, no member of the Board serves on more than three public company boards of directors (in addition to ours) at this time.

Meetings of the Board

The Board held seventeen meetings and acted by written consent seven times during 2023. Each of our incumbent directors attended 75% or more of the aggregate number of meetings of the Board and the committees on which such director served in 2023.

The company’s non-management directors meet regularly in executive session without management present to discuss certain Board policies, processes and practices, and other matters relating to the company and the functioning of the Board. Mr. Zevnik served as the presiding or “lead” independent director for such meetings during 2023.

Each of our directors is encouraged to attend the company’s annual meeting of stockholders and to be available to answer any questions posed by stockholders to such director. Unless one or more members of the Board is unable to attend, all of the members of the Board are expected to attend the 2024 Annual Meeting. All of our incumbent directors attended our 2023 Annual Meeting of Stockholders, except for Mr. Christenson, who initially joined us in July 2023 as our Chief Executive Officer and member of our Board of Directors in October 2023, and Ms. Sweet, who did not become a member of our Board of Directors until October 2023,

Board Leadership

Our Board is currently led by Paul Zevnik, who was involved in the development, management and ownership of our predecessor entities from 1989 to 1996. Mr. Zevnik has served as a director since August 2000, as our Interim Chair from January 2023 to June 2023, and our Chair since June 2023.

Since 2004, our Corporate Governance Guidelines provide for an independent “lead” director. The Board appointed Mr. Zevnik to serve as our lead director during 2023. The lead director is responsible for (i) convening and calling meetings of the independent directors; (ii) chairing executive sessions of the independent directors and communicating with management relating to these sessions; and (iii) if requested by stockholders, being available for direct communication. Our Corporate Governance Guidelines provide that our non-management directors meet regularly, and our independent directors meet annually, in executive session and that our independent lead director presides at these sessions.

We do not have any formal policy regarding whether the Chair of the Board and Chief Executive Officer should be vested in the same person or two different persons, or whether the Chair should be an employee of the company or should be elected from among the non-employee directors. The needs of the company and the individuals available to play these roles may dictate different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interest of the company. Currently, Mr. Zevnik serves as the company’s Chair, and Mr. Christenson serves as a director and the company’s Chief Executive Officer. The Board may, however, make changes to its leadership structure in the future as it deems appropriate.

Our Board leadership structure is a traditional one commonly utilized by other public companies in the United States, and we believe that this leadership structure has been effective for our company. We believe that having independent chairs for each of our Board committees, only independent directors serving on these committees and an independent lead director provides the right form of leadership and balance for our company. This structure provides us with oversight of the company by experienced independent directors.

Risk Management Oversight Function of the Board

The Board has allocated responsibilities for overseeing risk associated with the company’s business among the Board as a whole and the committees of the Board. In performing its risk oversight function, the Board: (i) oversees management’s development and execution of appropriate business strategies to mitigate the risk that such strategies will fail to generate long-term value for the company and its stockholders or that such strategies will motivate management to take excessive risks; and (ii) oversees the development and implementation of processes and procedures to mitigate the risk of failing to assure the orderly succession of the Chief Executive Officer and the senior executives of the company.

The Board also regularly reviews information regarding the company’s financial, operational and strategic risks. Each of the Board’s committees also oversees the management of company risks that fall within that committee’s areas of responsibility, including identifying, quantifying and assisting leaders throughout the company in mitigating risks. In performing this function, each committee has full access to management, as well as the ability to engage advisors. As set forth in its charter, the Audit Committee is responsible for discussing with management the company’s major financial risk exposures and the steps management has taken to monitor and control those exposures. The Audit Committee gives updates to the Board at its meetings, including updates on financial and information technology risks. The Audit Committee also meets privately with the company’s independent auditors, our internal auditors and our Chief Financial Officer at least quarterly. The Compensation Committee oversees the company’s risk management related to employee compensation plans and arrangements. The Nominating/Corporate Governance Committee manages risks associated with the independence of the Board and corporate governance matters. While each committee is responsible for overseeing the management of those risk areas, the entire Board is also regularly informed through committee reports.

Anti-Hedging and Anti-Pledging Policies

Under the company’s Insider Trading Policy as currently in effect, all directors, officers and employees of the company are prohibited from short-selling Entravision stock or engaging in transactions involving Entravision-based derivative securities. “Derivative Securities” in the Insider Trading Policy are options, warrants, stock appreciation rights or similar rights whose value is derived from the value of an equity security, such as Entravision stock. This prohibition includes, without limitation, trading in Entravision-based put and call option contracts, transacting in straddles, hedging, pledging or other similar transactions.

Director Stock Ownership Guidelines

In order to further align their interests and actions with the interests of the company’s stockholders, the Board has adopted Director Stock Ownership Guidelines that require our directors to accumulate over time and hold Entravision stock equal in value to at least four times the value of the regular annual cash retainer for directors, which shall include:

•
any shares beneficially owned by the director or members of his or her immediate family who share the director’s household;
•
shares of restricted stock or restricted stock units; and
•
vested but unexercised stock options.

Compliance with these ownership guidelines is measured on the first trading day after March 31 of each calendar year, using the director’s annual retainer fee as of that day, the closing stock price as of that day and the director’s holdings of company stock as of that day.

These Director Stock Ownership Guidelines also provide for discretion of our Compensation Committee to make decision or exceptions to the guidelines in extenuating circumstances or instances where they would place a severe hardship on a director in a manner that reflects the director’s personal circumstances and the intention of the guidelines.

Communications with the Board

The following procedures have been established by the Board in order to facilitate communications between our stockholders and the Board:

•
Stockholders and any interested parties may send correspondence to the Board or to any individual director, by mail to Corporate Secretary, Entravision Communications Corporation, 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, or by email to stockholdercommunications@entravision.com.
•
Our Secretary is responsible for the first review and logging of any such correspondence and forwards the communication to the director or directors to whom it is addressed, unless it is a type of correspondence which the Board has identified as correspondence which may be retained in our files and not sent to directors. The Board has authorized the Secretary to retain and not send to directors communications that: (a) are advertising or promotional in nature (including those offering goods or services), (b) solely relate to complaints by clients with respect to ordinary course of business customer service and satisfaction issues or (c) clearly are unrelated to our business, industry, management or Board or committee matters. These types of communications will be logged and filed but not circulated to directors. Except as set forth in the preceding two sentences, the Secretary does not screen communications sent to directors.
•
The log of stockholder correspondence is available to members of the Board for inspection. The Secretary periodically provides to the Board a summary of the communications received from stockholders, including the communications not sent to directors in accordance with the procedures set forth above.

Our stockholders may also communicate directly with the lead independent director, or with the non-management directors as a group, by mail addressed to Lead Director, c/o Corporate Secretary, Entravision Communications Corporation, 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, or by email to stockholdercommunications@entravision.com.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding questionable accounting, internal controls or auditing matters, or financial impropriety. Any of the company’s employees or non-employees may confidentially communicate concerns about any of these matters by calling our toll-free hotline. All of the reporting mechanisms are also posted on our website. Upon receipt of a complaint or concern, a determination will be made whether it pertains to accounting, internal controls or auditing matters, or financial impropriety and, if it does, it will be handled in accordance with the procedures established by the Audit Committee.

Committees of the Board

The Board has a regular standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. In February 2023, the Board also constituted a Special Committee for the purpose of assisting management during the transition following the death of our founder and former chief executive officer, which Special Committee currently consists of Messrs. Zeko (chair), Bender and Vasquez.

The composition, functions and general responsibilities of each regular standing committee are summarized below.

Audit Committee

The Audit Committee consists of Messrs. Vasquez (chair), Zeko and Zevnik, and Ms. Sweet. The Board has determined that each of Mr. Vasquez and Ms. Sweet is an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K promulgated under the Exchange Act, and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A adopted under the Exchange Act. The Board has determined that all members of the Audit Committee meet the independence and knowledge requirements of the NYSE as currently in effect. For information about Messrs. Vasquez’s, Zeko’s and Zevnik's, and Ms. Sweet’s experience, please see “Biographical Information Regarding Directors” above. The Audit Committee held four meetings and acted by written consent two times during 2023.

Consistent with the company’s Corporate Governance Guidelines, no member of the Audit Committee may serve on the audit committees of more than two other public companies (in addition to ours) without first obtaining the prior approval of the Board. Currently, no member of the Audit Committee serves on more than two other public company audit committees (in addition to ours).

The Audit Committee operates under a written charter, a copy of which is available on the governance page of the investor relations section of our website at https://investor.entravision.com. The Audit Committee’s duties include, among other things, responsibility for reviewing our accounting practices and audit procedures. In addition, the Audit Committee has responsibility for reviewing complaints about, and investigating allegations of, financial impropriety or misconduct. Please see the “Audit Committee Report” below, which provides further details of many of the duties and responsibilities of the Audit Committee.

As part of its responsibility, the Audit Committee is responsible for engaging our independent registered public accounting firm, as well as pre-approving audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair its independence. The Audit Committee has adopted, and the Board has ratified, an Audit Committee Pre-Approval Policy, which is also available on our website.

Compensation Committee, Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Mses. Diaz (chair) and Sweet and Messrs. Bender and Strickler, and each of Mses. Diaz and Sweet and Messrs. Bender and Strickler served on the Compensation Committee in 2023. The

Board has determined that the members of the Compensation Committee qualify as independent directors as defined under the NYSE rules as currently in effect, as a “non-employee director” as defined in Rule 16b-3(b)(3) under the Exchange Act. No member of the Compensation Committee was at any time during 2023 an officer or employee of the company. The Compensation Committee held ten meetings and acted by written consent six times during 2023.

The Compensation Committee operates under a written charter, a copy of which is available on the governance page of the investor relations section of our website at https://investor.entravision.com. Among other things, the Compensation Committee establishes the compensation and benefits of our executive officers. The compensation committee also administers our employee benefit plans, including our equity incentive plan.

Please see “Compensation Committee Report” below, which details the Compensation Committee’s report on our executive compensation for 2023.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee consists of Messrs. Zevnik (chair) and Strickler and Ms. Diaz. The Board has determined that the members of the Compensation Committee qualify as independent directors as defined under the NYSE rules as currently in effect. The Nominating/Corporate Governance Committee held three meetings and acted by written consent two times during 2023.

The Nominating/Corporate Governance Committee operates under a written charter, a copy of which is available on the governance page of the investor relations section of our website at https://investor.entravision.com. Among other things, the Nominating/Corporate Governance Committee has the primary responsibility for overseeing the company’s corporate governance compliance practices, as well as supervising the affairs of the company as they relate to the nomination of directors. The principal ongoing functions of the Nominating/Corporate Governance Committee include developing criteria for selecting new directors, establishing and monitoring procedures for the receipt and consideration of director nominations by stockholders and others, considering and examining director candidates, recommending director nominations to the Board, developing and recommending corporate governance principles for the company and monitoring the company’s compliance with those principles, overseeing environmental, social and governance matters significant to the company and reporting to the Board from time to time on such matters, and establishing and monitoring procedures for the receipt of stockholder communications directed to the Board.

The Nominating/Corporate Governance Committee is also responsible for conducting an annual evaluation of the Board to determine whether the Board and its committees are functioning effectively, and reports annually to the Board with the results of this evaluation.

Director Nominations

The Nominating/Corporate Governance Committee has the responsibility to identify appropriate candidates to serve as directors of the company, interviews director candidates and makes recommendations to the Board regarding candidate selection. In considering candidates to serve as directors, the Nominating/Corporate Governance Committee evaluates various minimum individual qualifications, including strength of character, maturity of judgment, relevant technical skills or financial acumen, industry knowledge and diversity, taking into account and complying with all rules of the NYSE and applicable laws with respect to these criteria. The Nominating/Corporate Governance Committee also considers the extent to which the candidate would fill a present need on the Board and additional factors which may provide a range of experiences, skills and perspective to the Board.

Although our Nominating/Corporate Governance Committee does not maintain a formal policy with respect to board diversity, we believe in the benefits of different viewpoints and value the many kinds of diversity reflected by our current Board. Three of our eight directors are gender and/or ethnically diverse, including two female directors, as self-reported by each director.

In recommending the nominees who are standing for election as directors at the 2024 Annual Meeting, the Nominating/Corporate Governance Committee considered the foregoing factors and, in the case of incumbent directors, each such nominee’s previous service on the Board, which provides continuity in its deliberations. The Nominating/Corporate Governance Committee also considered specific qualifications, attributes and skills that each nominee possesses and contributes to the work of the Board. Mr. Zevnik’s background as an attorney, as well as his leadership roles and years of experience with our company and the broadcasting and digital media industries, make him an important resource for the Board, as he provides valuable insight into business, strategic and certain technical matters. Mr. Bender’s deep knowledge of the global digital advertising industry, the key industry players and the underlying technology capabilities are key attributes that provide valuable assistance to the Board and management in its global digital advertising business. Mr. Christenson's leadership roles at global financial institutions, extensive experience as an executive, including in the technology industry, and his current role as an executive officer of the company, provides him a unique perspective on the strategic direction of our company, and additional perspective afforded by his familiarity with day-to-day operations and the executive function. Ms. Diaz’s experience at international Spanish-language media companies and as a marketing executive and operational manager provide the Board with valuable insight into operational, marketing and strategic matters and in-depth knowledge of Latino audiences. Mr. Strickler's extensive experience, entrepreneurship and leadership in the media industry provide the Board with valuable insight in business matters and leadership in and knowledge of the media industry. Ms. Sweet's financial expertise, experience in the Company's industry and geography, and experience with public company boards, audit and compensation committees provides the Board with valued guidance on business, corporate governance and leadership matters. Mr. Vasquez’s experience as a certified public accountant qualifies him as a financial expert and he serves on the Board’s Audit Committee. He also provides the Board with valuable leadership experience and general business knowledge. Mr. Zeko’s leadership roles at global financial institutions, as well as his extensive experience in media investment banking, provide the Board with insight into financial, global and strategic matters, as well as knowledge of our industry.

Stockholder Recommendations of Director Candidates

The Board has adopted a Policy Regarding Stockholder Nomination for Directors pursuant to which the Nominating/Corporate Governance Committee will also consider stockholder candidates for nominations as director. Any director candidates submitted to this committee by stockholders will be evaluated according to the company’s overall needs, the director qualification standards set forth above, and the candidate's overall knowledge, experience and background. The Nominating/Corporate Governance Committee’s process for evaluating stockholder nominations shall not differ from the process used for considering all other director nominees.

Stockholder Nominations of Director Candidates

For stockholder nominations or other business to be properly brought before our annual meeting of stockholders by a stockholder pursuant to our bylaws, the stockholder must (1) have given Timely Notice (as defined below) thereof in writing to the Secretary of the corporation, (2) have provided any updates or supplements to such notice at the times and in the forms required by our bylaws and (3) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by our bylaws. To be timely, a stockholder’s written notice must be received by the company’s Secretary at the principal executive offices of the corporation not later than 5:00pm Pacific time on the ninetieth (90th) day nor earlier than 5:00pm Pacific time on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event the annual meeting of stockholders is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting of stockholders were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the corporation not later than 5:00pm Pacific time on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting of stockholders or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth or include all the information set forth in our bylaws about each person the stockholder proposes to nominate as a director and the stockholder giving the notice and other information, including information required by Rule 14a-19 promulgated under the Exchange Act.

Additional information regarding the process and all of the required information to properly and timely submit stockholder nominations or other business proposals at our annual meeting of stockholders is set forth in our bylaws. A copy of our bylaws is available via the SEC’s website at www.sec.gov. You may also contact our Secretary at the address set forth above under Communications with the Board for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The foregoing summary is qualified in its entirety by reference to our bylaws as may be amended or modified and as in effect from time to time, which shall exclusively govern any such shareholder nomination or other business proposals to be brought before our annual meeting of stockholders.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the election of each of the director nominees identified above.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee has appointed the firm of Deloitte and Touche, LLP (“Deloitte”) to act as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and such appointment is being submitted to our stockholders for ratification at the 2024 Annual Meeting. Deloitte is considered by our management to be well qualified.

The appointment of Deloitte as our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Board believes that obtaining stockholder ratification is a sound governance practice. If our stockholders fail to vote on an advisory basis in favor of ratification of the appointment of Deloitte, the Audit Committee will take such actions as it deems appropriate as a result of such stockholder vote. A representative of Deloitte is expected to be present virtually at the 2024 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Recent Change in Auditor

As reported on our Current Report on Form 8-K filed on August 12, 2022 (the “Change in Auditor 8-K"), the company’s Audit Committee dismissed BDO USA, LLP (“BDO”) as the company’s independent registered public accounting firm on August 8, 2022. On August 12, 2022, the company formally engaged Deloitte as the company’s independent registered public accounting firm. The decision to appoint Deloitte was approved by the Audit Committee.

The reports of BDO on the consolidated financial statements of the company as of and for the years ended December 31, 2021 and 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the year ended December 31, 2021 and through August 8, 2022, there were (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the company’s consolidated financial statements for such years and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The company previously provided BDO with a copy of the disclosures in the Change in Auditor 8-K and requested that BDO furnish it with a letter addressed to the SEC stating whether or not BDO agrees with such statements. A copy of such letter was filed as Exhibit 16.1 to the Change in Auditor 8-K.

No consultations occurred between the company and Deloitte during the year ended December 31, 2021 and through August 12, 2022 regarding either (i) the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the company’s financial statements, or other written or oral information provided that was an important factor considered by the company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Audit and Other Fees

Deloitte served as our independent registered public accounting firm for fiscal years 2022 and 2023. The following table summarizes the fees charged by Deloitte for the services rendered to the company and its subsidiaries in 2022 and 2023, respectively:

	Amount Billed and Paid
Type of Fee	Fiscal Year 2022	Fiscal Year 2023
Audit (1)	$2,111,000	$2,751,000
Audit Related	$—	$—
Tax (2)	$50,000	$—
All Other Fees	$2,000	$2,000
Total	$2,163,000	$2,753,000

(1)
Represents aggregate fees charged by Deloitte for fiscal years 2022 and 2023, respectively, including the audits of internal control over financial reporting, and quarterly reviews.
(2)
Represents aggregate fees charged by Deloitte for their professional services for tax compliance and preparation, tax consulting and advice, and tax planning.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, the Audit Committee is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by Deloitte for fiscal years 2022 and 2023 were pre-approved by our Audit Committee, each in accordance with the policy.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL 3

ADVISORY NON-BINDING VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, on an advisory and non-binding basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. This vote is advisory, which means that the vote is not binding on the company, the Board or the compensation committee. However, we value the viewpoint of our stockholders, and the Compensation Committee will evaluate whether any actions are necessary to address any concerns.

Stockholders are urged to read, in particular, the section titled "Compensation Discussion and Analysis" as well as the section titled "Executive Compensation" in this proxy statement, which discusses how our executive compensation policies and practices implement our compensation philosophy and contains additional information and narrative discussion about the compensation of our named executive officers. Our Board and our Compensation Committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2024 Annual Meeting:

“RESOLVED, that the company’s stockholders approve, on an advisory and non-binding basis, the compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the Summary Compensation Table, the other compensation tables and narrative discussion in the Proxy Statement for the company’s 2024 Annual Meeting of Stockholders.”

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to approve, on an advisory, non-binding basis, the compensation of the named executive officers, as disclosed in this Proxy Statement.

PROPOSAL 4

APPROVAL OF THE ENTRAVISION COMMUNICATIONS CORPORATION AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

Introduction

In 2004, we adopted the 2004 Equity Incentive Plan (as amended, the “2004 Plan”), which replaced our prior equity-based compensation plans. The 2004 Plan was approved by stockholders on May 26, 2004, and most recently amended by our Board of Directors and stockholders in May 2021. On April 16, 2024, the Board of Directors adopted an amendment and restatement of the 2004 Plan (the “Amended and Restated Plan”), subject to stockholder approval. The Amended and Restated Plan includes the following material amendments to the 2004 Plan:

(i)
increases the aggregate number of shares authorized for issuance under the 2004 Plan by 7,500,000 shares (and increases the aggregate number of shares that may be issued in the form of incentive stock options by 7,500,000 shares), in each case subject to adjustment for certain changes in our capital structure;
(ii)
extends the term of the plan to the tenth anniversary of the date that stockholders approve the Amended and Restated Plan;
(iii)
imposes minimum vesting requirements for new awards granted under the Amended and Restated Plan, subject to limited exceptions;
(iv)
imposes a non-employee director compensation limit, regarding the maximum value of equity awards granted under the plan and all other cash compensation paid to non-employee directors in any calendar year, and removes the ability for directors to receive a portion of cash retainers in the form of stock options; and
(v)
provides for clear disclosure regarding treatment of equity awards in the event of a change of control, if such awards are not assumed, substituted or continued by the surviving or acquiring corporation (or a parent thereof).

We believe the proposed share pool increase and related changes to the 2004 Plan are reasonable, appropriate, and in the best interests of our stockholders.

We are requesting that stockholders approve the proposed Amended and Restated Plan. If this proposal is approved by our stockholders at the 2024 Annual Meeting, the Amended and Restated Plan will become effective on the date of the 2024 Annual Meeting (the “Restatement Effective Date”). If stockholders do not approve this proposal, the 2004 Plan will remain in effect in accordance with its terms. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

As detailed further below, as of December 31, 2023, there were 6,358,210 shares of Class A common stock subject to unvested restricted stock unit awards with time-based vesting and 1,000,000 shares of Class A common stock subject to unvested performance unit awards with performance-based vesting outstanding under our equity compensation plans, in each case, including restricted stock unit awards or performance unit awards granted under our 2023 Inducement Plan (the “Inducement Plan”) to new hires as inducement grants made in accordance with §303A.08 of the NYSE Listed Company Manual. As of December 31, 2023, there were 2,953,317 shares of Class A common stock available for new awards under the 2004 Plan, and no shares of Class A common stock available for new awards under the Inducement Plan (our only other current equity compensation plan).

As of the Restatement Effective Date, and subject to adjustments for changes in capitalization and the Amended and Restated Plan’s share counting provisions, 10,453,317 shares of our Class A common stock are reserved for issuance under the Amended and Restated Plan, less one share for every share subject to an award granted under the 2004 Plan after December 31, 2023 and prior to the Restatement Effective Date. The 10,453,317 shares of our Class A common stock is equal to the 2,953,317 shares that were available for awards under the 2004 Plan as of December 31, 2023, plus the 7,500,000 new shares. For the avoidance of doubt, as of December 31, 2023, there are no shares available for awards under the Inducement Plan, and no grants will be made under the Inducement Plan between December 31, 2023 and the Restatement Effective Date.

Based on our historical rate of use of shares under the 2004 Plan, we expect that we will run out of shares available for grant under the 2004 Plan this year. Accordingly, we wish to amend and restate the 2004 Plan to increase the number of shares of our Class A common stock authorized for issuance thereunder by 7,500,000 shares to continue to meet our compensation goals for future years. Based on our current plans and growth expectations, we believe that the shares requested in this proposal will be sufficient for the company’s needs for approximately two to three years but could last for a shorter period of time if actual practice does not match historic rates or our share price or the number of individuals who receive grants under our equity compensation plans changes materially.

Rationale for Share Increase

We believe that our ability to award equity compensation is critical to our continued success in remaining competitive and attracting, motivating and retaining key personnel. The creativity and entrepreneurial drive of our employees and other personnel who provide services to our company generates much of the growth and success of our business. By giving our directors, employees and consultants an opportunity to share in the growth of our stock, we align their interests with those of our stockholders. Our directors, employees and consultants understand that their stake in our company will have value only if, working together, we create value for all our stockholders. We believe that our award program has helped us to build a team of high achievers who have demonstrated long-term dedication and productivity and who, in turn, help us to attract like-minded individuals to our company.

We believe that we have demonstrated a commitment to sound equity compensation practices. We recognize that equity compensation awards dilute stockholder equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests. Total potential dilution is equal to the total number of unvested equity awards outstanding plus the pool of shares remaining for future awards, divided by the total number of common shares outstanding, the number of unvested equity awards outstanding, and the pool of shares remaining for future awards. Our overhang as of December 31, 2023 was:

	Stock Options
Plan	Number Outstanding	Weighted Average Exercise Price ($/Share)	Weighted Average Remaining Term (yrs.)	Total Unvested Stock Awards Outstanding (1)	Shares Available
2004 Plan	—	—	—	5,358,210	2,953,317
Inducement Plan	—	—	—	2,000,000	—

(1)
Includes outstanding restricted stock units and performance units. For performance units, amount reflects the maximum number of shares issuable pursuant to such awards.

An additional metric that we use to measure the cumulative dilutive impact of our equity program is fully diluted overhang (the sum of (1) the number of shares subject to equity awards outstanding, but not exercised or settled and (2) the number of shares available to be granted, divided by the sum of (1) the total common shares outstanding, (2) the number of shares subject to equity awards outstanding but not exercised or settled, and (3) the number of shares available to be granted. Our approximate overhang as of December 31, 2023 was 10.3% as a percent of fully-diluted common shares outstanding. If the Amended and Restated Plan was approved as of such date, our approximate overhang (as a percent of fully-diluted common shares outstanding) as of that date would increase to 16.6% and then would decline over time.

Burn rate is equal to total awards granted divided by the basic weighted average shares of common stock outstanding. The company’s three-year average burn rate for fiscal 2021 through fiscal 2023 was:

Fiscal Year	Options Granted	Full Value Shares Granted (1)	Total Shares Granted	Weighted Average Common Shares Outstanding (2)	Burn Rate
2021	—	3,199,890	3,199,890	85,301,603	3.75%
2022	—	3,555,430	3,555,430	85,391,163	4.16%
2023	—	5,869,439	5,869,439	87,901,938	6.68%
3-year average					4.86%

(1)
For performance units, amount reflects the maximum number of shares issuable pursuant to such awards.
(2)
Common shares outstanding consists of our Class A common stock, Class U common stock and, for periods 2021 and 2022, our Class B common stock, as reported on our Annual Report on Form 10-K for each fiscal year.

Amended and Restated Plan Highlights

The Amended and Restated Plan includes provisions which we believe are designed to serve stockholders’ interests and promote effective corporate governance, including the following:

•
No “Evergreen” Provision. The Amended and Restated Plan fixes the number of shares available for future grants and does not provide for any automatic annual increases based on an increase in the number of outstanding shares of our Class A common stock.
•
Minimum Vesting Period. A minimum vesting period of one year is required for all equity awards granted under the Amended and Restated Plan, other than a limited number of excepted awards.
•
No Liberal Share Recycling on Options or Stock Appreciation Rights. Shares that are reacquired, withheld or not issued by us to satisfy the exercise price or tax withholding obligation in connection with stock options or stock appreciation rights, shares reacquired by the company on the open market or otherwise using cash proceeds from the exercise of stock options, and any shares with respect to which a stock appreciation right is exercised will in each case not become available again for issuance under the Amended and Restated Plan.
•
Dividends Subject to Vesting. Dividends and dividend equivalents with respect to an award granted under the Amended and Restated Plan are subject to the same vesting provisions as the corresponding award.
•
Non-Employee Director Compensation Limit. The value of all awards granted under the Amended and Restated Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $750,000.
•
No Discounted Stock Options. The Amended and Restated Plan prohibits the granting of stock options at an exercise price that is less than the fair market value of our Class A common stock on the date the stock option is granted.
•
No Stock Option Re-Pricings without Stockholder Approval. The Amended and Restated Plan explicitly prohibits re-pricing of option awards or stock appreciation rights without stockholder approval.
•
Limitations on Material Amendments. The Amended and Restated Plan may not be materially amended unless stockholder approval is obtained under the rules of the NYSE.
•
Administered by Independent Directors. The Compensation Committee of the Board of Directors administers the Amended and Restated Plan, although it may delegate certain responsibilities to others, as described below under “Administration”.
•
Clawback on Time-Based and Performance-Based Awards. In the event of an accounting restatement, the Compensation Committee may in its sole discretion require a participant to repay or forfeit that portion of time-based and/or performance-based awards that were granted, earned or vested during the company’s three immediately preceding completed fiscal years that the Compensation Committee determines was in excess of the amount that would have been granted, earned or vested during such period based on the restated results.

Summary of the Amended and Restated Plan

The following is a summary of the material terms of the Amended and Restated Plan. It is qualified by reference to the full text of the Amended and Restated Plan, which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference.

Number of Shares. As of the Restatement Effective Date, and subject to adjustment for changes in capitalization as discussed below, 10,453,317 shares of our Class A common stock are reserved for issuance under the Amended and Restated Plan, less one share for every share subject to an award granted under the 2004 Plan after December 31, 2023 and prior to the Restatement Effective Date. If an award lapses, expires, terminates, is settled in cash or is cancelled without the issuance of shares under the award, or if shares are forfeited under an award, then the shares subject to the award may again be used for new awards under the Amended and Restated Plan. After December 31, 2023, shares tendered, withheld or otherwise used to satisfy tax withholding liabilities arising from an award (other than stock options or stock appreciation rights) may again be used for new awards under the Amended and Restated Plan. After December 31, 2023, shares tendered or held back upon exercise of a stock option or stock appreciation right to cover the exercise price or tax withholding, shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, and shares reacquired by the company on the open market will not be added back to the shares available for issuance under the Amended and Restated Plan.

If we acquire another entity through a merger or similar transaction and issue replacement awards under the Amended and Restated Plan in assumption of or substitution or exchange of awards previously granted by the entity that is acquired, to the extent permitted under applicable laws and NYSE rules, shares subject to such substitute awards will not reduce the number of shares reserved for issuance under the Amended and Restated Plan.

Subject to the overall share limitations described above, the maximum number of shares which may be issued upon exercise of stock options intended to qualify as “incentive stock options” under Internal Revenue Code Section 422 is 10,453,317 shares.

For awards intended to qualify as “performance-based compensation” under Internal Revenue Code Section 162(m), the following limitations also apply:

•
The maximum number of shares that may be subject to stock options or stock appreciation rights granted to any one person in any calendar year is 500,000 shares, except that this limit is one million shares if the grant is made in the year of the recipient’s initial employment.
•
The maximum number of shares that may be subject to restricted stock or restricted stock units (“RSUs”) granted to any one person in any calendar year is 500,000 shares.
•
The maximum number of shares that may be subject to performance shares or performance units (if such units are valued in relation to shares) granted to any one person in any calendar year is 500,000 shares.
•
The number of shares reserved for issuance under the 2004 Plan, and the limits on the number of awards that may be granted to any one person or of a particular type, as described above, are subject to adjustment to reflect certain subsequent changes to our capital structure, such as stock splits, stock dividends and recapitalizations.

Administration. The Amended and Restated Plan is administered by the Compensation Committee. The Compensation Committee has full power to administer the Amended and Restated Plan and the decisions of the Compensation Committee are final and binding upon all the participants. The Compensation Committee may at any time accelerate the vesting, payment or settlement of any award.

The Board may delegate the Compensation Committee’s administrative authority to another committee or the Compensation Committee may delegate some of its authority to the Chief Executive Officer of the company. Any such delegation may be made only to the extent the law allows. In no event may such delegation be made with respect to awards granted to individuals who are subject to Section 16 of the Exchange Act unless the delegation is made to a committee composed entirely of non-employee directors.

Eligibility. The selection of the participants in the Amended and Restated Plan is generally determined by the Compensation Committee. The Committee may designate any of the following as a participant from time to time: any officers or other employees of our company or any of our affiliates, any individuals that we or our affiliates have engaged to become an officer or other employee, any non-employee director, and consultants and advisors who provide bona fide services to us or our affiliates as independent contractors.

As of April 17, 2024, approximately five named executive officers, seven non-employee directors and approximately 1,690 other employees are eligible to be selected by the Compensation Committee to receive grants under the Amended and Restated Plan. Based solely on the closing price of our Class A common stock as reported by the NYSE on April 17, 2024 and the maximum number of shares that would have been available for awards as of such date under the Amended and Restated Plan, the maximum aggregate market value of the shares of Class A common stock that could potentially be issued under the Amended and Restated Plan is $[_________].

Director Compensation Limit. The Amended and Restated Plan provides that the value of all awards awarded under the Amended and Restated Plan and all other cash compensation paid by the company to any non-employee director in any calendar year for service as a non-employee director may not exceed $750,000.

Minimum Vesting Period. The minimum vesting period for each equity-based award granted under the Amended and Restated Plan must be at least one year, except for (i) awards delivered in lieu of fully-vested cash awards or payments, (ii) awards granted to non-employee directors which vesting period runs from the date of one annual meeting of stockholders to the next annual meeting of stockholders which is at least 50 weeks, and (ii) awards with respect to up to five percent of the gross share reserve (as defined in the Amended and Restated Plan). However, such minimum vesting period requirements will not preclude the Compensation Committee from taking action, in its sole discretion, to accelerate the vesting of any award in connection with or following a participant’s death, disability, retirement termination of service or a change in control.

Types of Awards. The Amended and Restated Plan allows for the grant of stock options, stock appreciation rights, performance shares, performance units, restricted stock awards, RSUs and dividend equivalent units in any combination, separately or in tandem. Subject to the terms of the Amended and Restated Plan, the Compensation Committee will determine the terms and conditions of awards, including the times when awards vest or become payable and the effect of certain events such as termination of employment.

Stock Options. The Compensation Committee may grant either incentive stock options qualified with respect to Internal Revenue Code Section 422 or options not qualified under any section of the Code (“non-qualified options”). Only employees may receive incentive stock options. All stock options granted under the Amended and Restated Plan (other than substitute awards granted in connection with an acquisition transaction) must have an exercise price that is at least equal to the fair market value of our underlying Class A common stock on the grant date. Any incentive stock option granted to an employee who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of our company or any subsidiary must have an exercise price of at least 110% of the fair market value on the grant date. No stock option granted under the Amended and Restated Plan may have a term longer than ten years. Any incentive stock option granted to any employee who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of our company or any subsidiary must terminate no later than the fifth anniversary of the date of grant. The exercise price of stock options may be paid in cash, or, if the Compensation Committee permits, by tendering shares of Class A common stock, or by any other means the Compensation Committee approves.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights which provide the recipient the right to receive a payment (in cash, shares or a combination of both) equal to the difference between the fair market value of a specific number of shares on the grant date and the fair market value of such shares on the date of exercise. Stock appreciation rights must expire no later than ten years after their grant date.

Performance-Based Awards. The Amended and Restated Plan provides for the grant of performance shares and performance units, the grant or vesting of which is dependent upon the attainment of objective performance targets relative to certain performance measures. Performance targets may include minimum, maximum and target levels of performance, with the size of the award or vesting based on the level attained. Performance measures are criteria established by the Compensation Committee relating to any of the following, as it may apply to an individual, one or more business units, divisions or subsidiaries, or on a company-wide basis, and either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies: income from operations; revenue; earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted); income before income taxes and minority interests; operating income; pre- or after-tax income; average accounts receivable; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on capital; return on assets; growth in assets; economic value added; share price performance; total stockholder return; improvement in or attainment of expense levels; market share or market penetration; business expansion, and/or acquisitions or divestitures; or any other subjective or objective goal selected by the Compensation Committee. The Compensation Committee may also specify that the performance-based awards will also be subject to a period of employment or service as well.

Performance-based awards may be paid in cash, shares or a combination of both, as determined by the Compensation Committee at the time of making an award.

Restricted Stock and Restricted Stock Unit Awards. The Compensation Committee may grant shares of restricted Class A common stock with or without payment of consideration by the recipient, or may grant RSUs. The Compensation Committee will determine whether RSUs will be paid in cash, shares of our Class A common stock or a combination thereof. All or part of any restricted stock or RSU award may be subject to conditions and restrictions, which the Compensation Committee will specify, including the vesting terms.

Dividend Equivalent Unit Awards. The Compensation Committee may grant awards of dividend equivalent units, either alone or in tandem with awards other than stock options or stock appreciation rights. A dividend equivalent unit gives the recipient the right to receive a payment equal to the dividends paid on one or more shares of our Class A common stock as the Compensation Committee specifies, and the Compensation Committee may provide that such dividend equivalent units are deemed to be reinvested in additional shares or otherwise reinvested. Dividends and dividend equivalents with respect to an award that is subject to vesting shall only be paid out to participants to the extent that the vesting conditions are satisfied and the corresponding award vests.

Change of Control. Unless otherwise determined by the Compensation Committee and evidenced in an award agreement, severance or change in control policy or agreement, if in connection with a change of control the awards granted under the Amended and Restated Plan are not assumed or substituted with similar awards which preserve the benefits to be provided to participants, including the right of participants to receive shares upon exercise or settlement of the award which are registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission (a “Non-Assumption Event”), then each outstanding stock option and stock appreciation right will become fully vested and exercisable and each other award will become fully vested and nonforfeitable immediately prior to the change of control, In each case, with any performance conditions deemed to be achieved at the higher of target and actual performance (if determinable). The holder of an outstanding stock option or stock appreciation right will be permitted, within a specified period of time prior to the change of control as determined by the Compensation Committee, to exercise all outstanding stock options and stock appreciation rights (to the extent exercisable after giving effect to any acceleration of vesting in connection with the change of control). In addition, the Compensation Committee may, in its sole discretion, provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder of an award) in an amount determined by the Compensation Committee effective at such time as the Compensation Committee specifies, except that the payment must be at least as favorable to the holder as the amount the holder could have received in respect of the award if the holder had elected to receive a cash payment under the Amended and Restated Plan’s provision described immediately below.

In addition, upon a Non-Assumption Event and to the extent that the Compensation Committee does not provide for a cash payment in respect of awards in connection with such change of control, (i) each holder of a stock option or stock appreciation right that is outstanding as of the date of the change of control who is an employee of the company or any subsidiary (plus, such other holders of stock options or stock appreciation rights as determined by the Compensation Committee in its sole discretion), and (ii) each holder of any restricted stock award, performance share award, RSU award, performance unit award or dividend equivalent, will have the right, exercisable within 30 days after a change of control (but not beyond the option or stock appreciation right’s expiration date), to receive, in exchange for the surrender of the award (for stock options and stock appreciation rights, to the extent vested and not yet exercised), an amount of cash equal to the fair market value of the shares on the change of control date or date of surrender (whichever is greater), less, in the case of stock options or stock appreciation rights, the exercise price of such stock option or stock appreciation right. If the Compensation Committee so determines prior to a change of control, any such option or stock appreciation rights that is not exercised or surrendered prior to the end of the 30-day period will be cancelled.

Unless otherwise determined by the Compensation Committee and evidenced in an award agreement, severance or change in control policy or agreement, in the event of a Change of Control that is not a Non-Assumption Event, any surviving corporation or acquiring corporation (or parent thereof) may assume or continue any or all awards outstanding under the Amended and Restated Plan (or a portion thereof). The terms of any assumption, continuation or substitution will be set by the Compensation Committee.

The 2004 Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Internal Revenue Code Sections 280G and 4999. Rather, except as otherwise provided in a written agreement between the company and an award holders, in the event that any payment or transfer by the company under the 2004 Plan to or for the benefit of a participant would be nondeductible by the company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Internal Revenue Code Section 280G, then the aggregate present value of all such payments will be reduced (but not below zero) to an amount that maximizes the aggregate present value of the payments without causing any payment to be nondeductible by the company because of Internal Revenue Code Section 280G.

Adjustments for Changes in Capitalization. Under the terms of the Amended and Restated Plan, if the Compensation Committee determines that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of securities of the company, issuance of warrants or other rights to purchase securities of the company, or other similar corporate transaction or event affects the shares of our Class A common stock such that the Compensation Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended and Restated Plan, then, subject to the terms of the Amended and Restated Plan, the Compensation Committee will, in such manner as it may deem equitable, adjust any or all of (1) the number and type of shares or other securities subject to the Amended and Restated Plan, (2) the number and type of shares or other securities subject to outstanding awards, and (3) the grant, purchase, or exercise price with respect to any award.

With respect to incentive stock options, no adjustment may be authorized to the extent that such authority would cause the Amended and Restated Plan to violate Internal Revenue Code Section 422(b).

Without limitation, subject to the terms of the Amended and Restated Plan, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, the Compensation Committee may substitute, on an equitable basis as the Compensation Committee determines, for each share then subject to an award, the number and kind of shares of stock, other securities, cash or other property to which holders of stock are or will be entitled in respect of each share pursuant to the transaction.

Transferability of Awards. Awards granted under the Amended and Restated Plan are not transferable, other than by will or pursuant to state intestate laws, unless the Committee otherwise allows a participant to (i) designate a beneficiary to exercise awards after the participant’s death, (ii) transfer an award to a former spouse pursuant to a domestic relations order incident to divorce, or (iii) transfer an award by gift.

Repricing, Reloading and Backdating Prohibited. The Compensation Committee may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Compensation Committee takes action to approve such award, and the Amended and Restated Plan prohibits re-pricing of option awards or stock appreciation rights without stockholder approval. In addition, no awards may provide for automatic “reload” grants of additional awards upon the exercise of an option or stock appreciation right.

Foreign Participation. The Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom regarding awards granted to participants employed in foreign countries. In addition, the Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Amended and Restated Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Compensation Committee approves for purposes of using the Amended and Restated Plan in a foreign country will not affect the terms of the Amended and Restated Plan for use in any other country.

Recoupment. All awards under the Amended and Restated Plan are subject to any recoupment or clawback policy that the Board or Compensation Committee may adopt from time to time. In addition, if the company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, then the Compensation Committee may, in its sole discretion, require a participant to repay or forfeit that portion of any time-based and/or performance-based awards that were granted, earned or vested during the company’s three completed fiscal years preceding the date of such restatement that the Compensation Committee determines was in excess of the amount that would have been granted, earned or vested based on restated results.

Amendment. The Board or Compensation Committee may alter, amend, suspend or discontinue the Amended and Restated Plan at any time, but no such action may be taken without stockholder approval if such approval is required by law or NYSE listing requirements, or if such action increases the number of shares that may be issued under the Amended and Restated Plan or the annual award limits, or eliminates the prohibition on stock option repricing. The Compensation Committee may alter or amend awards under the Amended and Restated Plan, but no such action may be taken without the consent of the participant if it would materially adversely affect an outstanding award, and no such action may be taken without prior stockholder approval if it would violate the anti-repricing protections under the Amended and Restated Plan as described above under “2004 Plan Highlights”.

Term. The Amended and Restated Plan will remain in effect until the tenth anniversary of the Restatement Effective Date, unless terminated earlier by the Board of Directors or the Compensation Committee. However, no incentive stock options may be granted more than 10 years after the date that the Amended and Restated Plan was approved by our Board of Directors.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and non-qualified stock options, which are authorized for grant under the Amended and Restated Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the Amended and Restated Plan or tax consequences based on particular circumstances. The tax consequences may vary if options are granted outside the United States. Participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our Class A common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of our Class A common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Class A common stock on the exercise date).

In general, a participant will recognize no income or gain at the time of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our Class A common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of our Class A common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of our Class A common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the cash or fair market value of the shares of Class A common stock that the participant receives. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our Class A common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our Class A common stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Amended and Restated Plan, unless the participant makes the election under Internal Revenue Code Section 83(b) as described below. A participant who has not made such an 83(b) election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our Class A common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect under Internal Revenue Code Section 83(b) to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election under Internal Revenue Code Section 83(b), then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Amended and Restated Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or Class A common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Internal Revenue Code Sections 409A and 280G

Awards under the Amended and Restated Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Internal Revenue Code. If the requirements of Internal Revenue Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Amended and Restated Plan is intended to permit compliance with Internal Revenue Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Internal Revenue Code Section 409A. The Amended and Restated Plan and any applicable awards may be modified to exempt the awards from Internal Revenue Code Section 409A or comply with the requirements of Internal Revenue Code Section 409A.

Awards Granted under the 2004 Plan

The following table shows, for each of the individuals and various groups indicated, the total number of shares subject to awards that have been granted under the 2004 Plan from the date of the 2004 Plan’s inception through April 17, 2024, even if not currently outstanding.

Name and Position	Stock Option Awards (Number of Shares)
Michael Christenson, Chief Executive Officer	—
Christopher Young, Chief Financial Officer	439,000
Jeffery Liberman, President and Chief Operating Officer	474,000
Karl Meyer, Chief Revenue Officer	280,000
Juan Saldivar von Wuthenau, Chief Strategy and Business Development Officer	180,000
All current executive officers, as a group	1,373,000
All current directors who are not executive officers, as a group	630,000
Each current nominee for election as a director who are not executive officers
Paul Anton Zevnik	380,000
Brad Bender	—
Martha Elena Diaz	—
Thomas Strickler	—
Lara Sweet	—
Gilbert R. Vasquez	250,000
Fehmi Zeko	—
Each associate of any such director, executive officer or nominees	—
Each other person who received or is to receive 5% of such awards	—
All current employees who are not executive officers, as a group	2,603,500

New Plan Benefits

No awards have been granted, and no shares of any class of our common stock have been issued, on the basis of the proposed share increase under the Amended and Restated Plan. It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the proposed Amended and Restated Plan because the grant and actual pay-out of awards under the Amended and Restated Plan are subject to the discretion of the Compensation Committee.

Equity Compensation Plan Information

The following table summarizes the company’s equity compensation plan information as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted Average exercise price of outstanding options, warrants and rights (b) (1)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a)) (c)
Equity compensation plans approved by security holders: (2)	5,358,210	(3)	—	2,953,317	(3)
Equity compensation plans not approved by security holders: (4)	2,000,000	(5)	—	—
Total	7,358,210		—	2,953,317

(1)
Represents the weighted average exercise price of outstanding stock options. Outstanding restricted stock units and performance units are not included in such weighted average exercise price calculations because restricted stock units and performance units do not have an exercise price.

(2)
Includes the 2004 Plan.
(3)
Represents shares of Class A common stock issuable upon vesting of restricted stock units.
(4)
Includes the Inducement Plan.
(5)
Includes (i) 1,000,000 shares of Class A common stock issuable pursuant to restricted stock units, and (ii) 1,000,000 shares of Class A common stock issuable pursuant to performance units.

Effect of a No Vote

If the stockholders do not approve the Amended and Restated Plan, the 2004 Plan will remain in effect in accordance with its terms. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Board Consideration

In considering the recommendation of our Board of Directors with respect to the approval of the Amended and Restated Plan, stockholders should be aware that the members of our board of directors have certain interests, which may present them with conflicts of interest in connection with this proposal. As discussed above, directors are eligible to receive awards under the Amended and Restated Plan.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 with the SEC relating to the issuance of the additional 7,500,000 shares of our Class A common stock reserved and available for issuance under the Amended and Restated Plan as soon as practicable after approval of the amendment and restatement of the 2004 Plan by our stockholders.

Required Vote

Approval of amendment and restatement of the 2004 Plan requires a majority of the total votes cast on such proposal, provided a quorum is present.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR approval of the amendment and restatement of the 2004 Plan.

PROPOSAL 5

APPROVAL OF THE ENTRAVISION COMMUNICATIONS CORPORATION
2024 EMPLOYEE STOCK PURCHASE PLAN

General

On April 16, 2024, the Board of Directors adopted, subject to stockholder approval, the Entravision Communication Corporation 2024 Employee Stock Purchase Plan (the “ESPP”). Based solely on the closing price of our Class A common stock as reported by the NYSE on April 17, 2024, the maximum aggregate market value of the 900,000 shares of Class A common stock that could potentially be issued under the ESPP is approximately $[________]. There are no other ESPPs currently in effect at the Company.

Purpose

We believe that the adoption of the ESPP will benefit us by providing employees with an opportunity to acquire shares of our Class A common stock, which gives employees a stake in the Company’s growth, and will enable us to attract, retain and motivate valued employees.

Material Terms of the ESPP

The following is a brief summary of certain provisions of the ESPP. A copy of the ESPP is attached as Appendix B to this Proxy Statement and is incorporated herein by reference. The following description of the ESPP does not purport to be complete and is qualified in its entirety by reference to Appendix B. We note that the ESPP includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). The 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code, options will be granted pursuant to rules adopted by the administrator of the ESPP (the “Administrator”) designed to achieve tax, securities laws or other objectives for eligible employees.

Shares Subject to the Plan. An aggregate of 900,000 shares will be reserved and available for issuance under the ESPP. If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the ESPP will be appropriately adjusted.

Plan Administration. The ESPP will be administered by the Compensation Committee, which will have full authority to make, administer and interpret such rules and regulations regarding the ESPP as it deems advisable. The Compensation Committee has authority to adopt rules, guidelines and practices for the administration of the ESPP, interpret the plan, determine the terms of each offering, select “designated companies” (as defined in the ESPP), impose a mandatory holding period during which participants may not sell or transfer shares of Class A common stock purchased under the ESPP, make all determinations it deems advisable for the administration of the ESPP, decide all disputes arising in connection with the ESPP and otherwise supervise the administration of the ESPP.

Eligibility. All individuals classified as employees on the payroll records of the company or a “designated company” (as defined in the ESPP) as of the first day of the applicable offering period (the “Offering Date”), are eligible to participate in the ESPP; provided that the Administrator may determine, in advance of any offering period, that employees are eligible only if, as of the offering date, (a) they are customarily employed by the company or a designated company for more than 20 hours a week, (b) they are customarily employed by the company or a designated company for more than five months per calendar year, and/or (c) they have completed at least six months of employment (or other such period as determined by the Administrator, provided such service requirement does not exceed two years of employment). No person who owns or holds, or as a result of participation in the ESPP would own or hold, 5% or more of the total combined voting power of all classes of stock of the company is entitled to participate in the ESPP. No employee may exercise an option granted under the ESPP that permits the employee to purchase common stock having a value of more than $25,000 (determined using the fair market value of the company’s Class A common stock at the time such option is granted) in any calendar year.

Participation; Payroll Deductions. Participation in the ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage or amount of base pay to the ESPP. Employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 15% of base pay or such other minimum or maximum as may be specified by the Administrator in advance of an offering. As of April 17, 2024, approximately 1,695 employees would have been eligible to participate in the ESPP had it been effective on such date. Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive offering periods (as described below) and purchases will continue at the same percentage of compensation until such time as that employee files a new enrollment form, withdraws from the ESPP or becomes ineligible to participate in the ESPP.

Offering Periods. Unless otherwise determined by the Compensation Committee, each offering under the ESPP will be for a period of six months, which we refer to as an “offering period.” The first offering period under the ESPP is expected to begin and end on the dates determined by the Compensation Committee. Subsequent offerings under the ESPP will generally begin on the first business day occurring on or after each February 15 and August 15 and will end on the last business day occurring on or before the following August 14 and February 14, respectively. Shares are purchased on the last business day of each offering period (the “Exercise Date”). The Administrator may establish different offering periods or exercise dates under the ESPP.

Exercise Price. On the Offering Date for an offering period, employees participating in that offering period will receive an option to purchase shares of Class A common stock. On the exercise date of each offering period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of accumulated payroll deductions. The option exercise price is equal to the lesser of (1) 85% the fair market value per share of our Class A common stock on the Offering Date or (2) 85% of the fair market value per share of our Class A common stock on the Exercise Date. The maximum value of Class A common stock that may be issued to any employee under the ESPP in any offering period is the number of shares determined by dividing $25,000 by the fair market value of the Class A common stock on the Offering Date for such an offering or such other lesser number of shares as determined by the Administrator from time to time.

Subject to certain limitations, the number of whole shares of our Class A common stock a participant purchases in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the option exercise price. In general, if an employee is no longer a participant on an Exercise Date, the employee’s option will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.

Terms of Participation. Except as may be permitted by the Administrator in advance of an offering, a participant may not increase or decrease the amount of such participant’s payroll deductions during any offering period but may increase or decrease his or her payroll deduction with respect to the next offering period by filing a new enrollment form by such deadline as shall be established by the Administrator for the offering period. A participant may withdraw from an offering period by giving written notice to the company or an agent designated by the company in a form acceptable to the Administrator no later than two weeks prior to the end of the then-applicable offering period (or such shorter or longer period as may be specified by the Administrator prior to any offering period). A participant’s withdrawal will be effective as soon as practicable following receipt of written notice of withdrawal by the company or an agent designated by the company. If a participant withdraws from an offering period, that participant may not again participate in the same offering period, but may enroll in subsequent offering periods.

Change of Control. In the case of and subject to the consummation of a “change of control,” (as defined in the ESPP,) the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is authorized to take any one or more of the following actions under the ESPP or with respect to any right under the ESPP or to facilitate such transactions or events: (a) to provide for either (i) termination of any outstanding option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such option had such option been currently exercisable or (ii) the replacement of such outstanding option with other options or property selected by the Compensation Committee in its sole discretion; (b) to provide that the outstanding options under the ESPP shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (c) to make adjustments in the number and type of shares of Class A common stock (or other securities or property) subject to outstanding options under the ESPP and/or in terms and conditions of outstanding options and options that may be granted in the future;

(d) to provide that the offering with respect to which an option relates will be shortened by setting a new Exercise Date on which such offering period will end; and (e) provide that all outstanding options shall terminate without being exercised and all amounts in the accounts of participants shall be promptly refunded.

Term; Amendments and Termination. The ESPP will continue until terminated by the Board of Directors. The Board of Directors may, in its discretion, at any time, terminate or amend the ESPP. Upon termination of the ESPP, all amounts in the accounts of participating employees will be refunded.

New Plan Benefits

Since participation in the ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the ESPP in the future are not determinable.

Summary of Federal Income Tax Consequences

The following is only a summary of the effect of the U.S. income tax laws and regulations upon an employee and us with respect to an employee’s participation in the Section 423 Component of the ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

A participant in the ESPP recognizes no taxable income either as a result of participation in the ESPP or upon exercise of an option to purchase shares of our Class A common stock under the terms of the ESPP.

If a participant disposes of shares purchased upon exercise of an option granted under the ESPP within two years from the first day of the applicable offering period or within one year from the last day of the applicable offering, which we refer to as a “disqualifying disposition,” the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.

If the participant disposes of shares purchased upon exercise of an option granted under the ESPP at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will realize ordinary income in the year of disposition equal to the lesser of (1) 15% of the fair market value of the company’s Class A common stock on the first day of the offering period in which the shares were purchased and (2) the excess of the amount actually received for the Class A common stock over the amount paid. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the option exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

We are generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, we are not allowed a deduction.

Required Vote

Approval of the ESPP requires a majority of the total votes cast on such proposal, provided a quorum is present.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR approval of the ESPP.

PROPOSAL 6

APPROVE THE AMENDMENT AND RESTATEMENT OF OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF OFFICERS TO THE FULLEST EXTENT PERMITTED BY DELAWARE LAW

Background

Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations (the “Section 102(b)(7) Amendment”). Specifically, the Section 102(b)(7) Amendment extends the opportunity for Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions (the “officer exculpation”). This provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.

The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. This protection has long been afforded to directors. Accordingly, the Board believes that the proposal to extend exculpation to officers is fair and in the best interests of the company and its stockholders.

Purpose and Effect of the Charter Amendment

The Board believes it is in the best interests of the company to adopt the Fourth Amended and Restated Certificate of Incorporation (the “Charter Amendment”) in order to maintain provisions consistent with the governing statutes contained in the DCGL. Prior to the Section 102(b)(7) Amendment, Delaware law has permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed a tactic of bringing certain claims that would otherwise be exculpated if brought against directors, against individual officers to avoid dismissal of such claims. The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for companies and their stockholders.

As is currently the case with directors under the Company’s existing charter, this provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims. The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent, and to reduce the risk and cost to the Company of frivolous claims involving the Company’s officers, including claims brought only to increase the settlement value of a lawsuit, against which our existing Third Amended and Restated Certificate of Incorporation currently protects our directors but not our officers. This protection has long been afforded to directors, and accordingly, the Board believes that this proposal which would extend exculpation to officers, as specifically permitted by the Section 102(b)(7) Amendment, is fair and in the best interests of the company and its stockholders.

Effects of the Amendment

If the proposed Charter Amendment is approved, it will become effective immediately upon the filing with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of Article 13 for purposes of adding officer exculpation as set forth in Appendix C to this proxy statement, the remainder of our Third Amended and Restated Certificate of Incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our Third Amended and Restated Certificate of Incorporation will remain unchanged. In accordance with the DGCL, the Board may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.

The Board has adopted a resolution approving the amendments set forth in the Fourth Amended and Restated Certificate of Incorporation, declaring its advisability, and directing that the amendments proposed be considered for approval by the stockholders at the 2024 Annual Meeting.

This description of the proposed Fourth Amended and Restated Certificate of Incorporation is a summary and is qualified by the full text of the proposed Fourth Amended and Restated Certificate of Incorporation, which is attached to this proxy statement as Appendix C and is marked to show the changes described above.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the Class A common stock of the Company entitled to vote at the 2024 Annual Meeting is required to approve the Fourth Amended and Restated Certificate of Incorporation. Brokers do not have discretionary authority to vote on this proposal; therefore, brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

If our stockholders do not approve the Fourth Amended and Restated Certificate of Incorporation, then the changes shown in Appendix C will not be adopted.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to approve the amendment and restatement of our Third Amended and Restated Certificate of Incorporation to provide for the exculpation of officers to the fullest extent permitted by Delaware law.

MANAGEMENT

The following sets forth the names, positions and ages of our executive officers as of April 17, 2024:

Name	Position	Age
Michael Christenson	Chief Executive Officer	65
Jeffery Liberman	President and Chief Operating Officer	65
Karl Meyer	Chief Revenue Officer	60
Juan Saldívar von Wuthenau	Chief Strategy and Business Development Officer	58
Christopher Young	Chief Financial Officer and Treasurer	55

Background

Michael Christenson. Mr. Christenson has been our Chief Executive Officer since July 2023. See, “Proposal 1—Election of Directors” for additional biographical information on Mr. Christenson.

Jeffery Liberman. Mr. Liberman, our President and Chief Operating Officer since March 2017, has many years of experience in the television, radio and digital industries. At the company, he has led radio content development, operations management, sales growth, team management, traffic operations, digital operations, and television content curation. Mr. Liberman previously served as our Chief Operating Officer from July 2012 until March 2017, and President of our radio division from May 2001 until July 2012. From 1992 until our acquisition of Latin Communications Group Inc. in April 2000, Mr. Liberman was responsible for leading and operating Latin Communications Group’s 17 radio stations in California, Colorado, New Mexico and Washington D.C.

Karl Meyer. Mr. Meyer, our Chief Revenue Officer since May 2019, has more than 30 years of experience in US broadcast media. Prior to rejoining Entravision, Mr. Meyer served as the Vice President, Director of Sales at Univision Communication Inc. (“Univision”) from October 2017 until May 2019, and the Regional Vice President, National Sales at Univision from June 2014 through October 2017. Previous to that, Mr. Meyer served in a number of positions for Entravision starting in 2004, as the Vice President, General Manager of our Los Angeles radio market and later as Executive Vice President for the Western Region.

Juan Saldívar von Wuthenau. Mr. Saldívar has been our Chief Strategy and Business Development Officer since October 2023, and prior to that he was our Chief Digital, Strategy and Accountability Officer since November 2020. He has also been the Founder and Managing Partner of SWS.Consulting (JSW Servicios de Estrategia SC) since July 2011, and is a partner at the venture fund Rise Capital. Prior to these roles, Mr. Saldívar held several positions at Televisa Corporación, S.A. de C.V. (“Televisa”), serving as president of Televisa Interactive Media from October 2003 until June 2011 and as Director of Planning and Strategy of Televisa Multimedia from July 2001 until October 2003. Before joining Televisa, Mr. Saldívar was the founder and Country Manager of Submarino.com in Mexico from 1999 until 2001. He holds a degree in economics from the Instituto Tecnológico Autónomo de México and an MBA from the IESE Business School in Spain. Mr. Saldívar was a director from May 2014 to October 2023.

Christopher Young. Mr. Young was our Interim Chief Executive Officer from January 2023 to June 2023 following the passing of our former Chief Executive Officer in December 2022, and has been our Chief Financial Officer and Treasurer since May 2008. Mr. Young had previously served as the President of our outdoor advertising division from February 2004 until we sold our outdoor advertising division in May 2008. From January 2000 to February 2004, Mr. Young served as our outdoor advertising division’s Chief Financial Officer. Before joining our company, Mr. Young had worked with the Bank of Montreal, where he was responsible for all of the bank’s corporate finance activity for the broadcasting and outdoor advertising industries. Mr. Young’s prior experience includes tenures at both the Bank of Tokyo in its corporate finance group and Chase Manhattan Bank. Mr. Young holds a Bachelor of Arts degree in Economics from Columbia University.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 17, 2024, concerning, except as indicated by the footnotes below:

•
each person whom we know beneficially owns more than 5% of our Class A common stock;
•
each of our directors and nominees for the board of directors;
•
our Chief Executive Officer, Chief Financial Officer and each of our other executive officers serving as such as of December 31, 2023 (such individuals are referred to as our “named executive officers”); and
•
all of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Entravision Communications Corporation, 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on [80,374,875] shares of Class A common stock outstanding at April 17, 2024. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants, restricted stock units or other convertible securities held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within sixty days after April 17, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. In addition, we did not include TelevisaUnivision, Inc. ("TelevisaUnivision"), which currently holds all 9,352,729 shares of our Class U common stock. The Class U common stock is non-voting, and therefore TelevisaUnivision does not appear in the table as an owner of voting securities.

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

	Class A Common Stock(1)
Name of Beneficial Owner	Shares	%
Named Executive Officers and Directors:
Michael Christenson(2)	402,170	*
Christopher Young(3)	401,086	*
Jeffery Liberman(4)	427,754	*
Karl Meyer(5)	248,729	*
Paul Anton Zevnik(6)	3,023,103	3.76%
Gilbert R. Vasquez(7)	808,276	1.00%
Juan Saldívar von Wuthenau(8)	288,013	*
Martha Elena Diaz(9)	190,058	*
Fehmi Zeko(10)	148,068	*
Thomas Strickler(11)	933,110	1.16%
Brad Bender(12)	33,262	*
Lara Sweet(13)	27,267	*
All executive officers and directors as a group(14) (12 persons)	6,930,896	8.54%
> 5% Security Holders
Alexandra Seros(15)	13,302,725	16.49%
American Century Investment Management Inc.(16)	11,179,865	14.54%
BlackRock, Inc.(17)	5,964,638	7.91%
Dimensional Fund Advisors LP(18)	4,018,872	5.24%

Beneficial ownership representing less than one percent is denoted with an asterisk (*).

(1)
Does not include Class A common stock that may become issuable upon conversion of Class U common stock on transfer. Class U common stock is not included in this table because it is non-voting. Currently all 9,352,729 shares of our Class U common stock outstanding are held by TelevisaUnivision.
(2)
Consists of 402,170 shares of Class A common stock held of record by Mr. Christenson.
(3)
Consists of 401,086 shares of Class A common stock held of record by the Young Family Trust.
(4)
Consists of (i) 173,364 shares of Class A common stock held of record by Mr. Liberman; and (ii) 254,390 shares of Class A common stock held by the Liberman Revocable Trust.
(5)
Consists of 248,729 shares of Class A common stock held of record by Mr. Meyer.
(6)
Consists of (i) 91,424 shares of Class A common stock held of record by Mr. Zevnik; (ii) 93,431 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 17, 2024; (iii) 2,307,582 shares of Class A common stock held by The Paul A. Zevnik Revocable Trust of 2000; and (iv) 530,666 shares of Class A common stock held by The Paul A. Zevnik Irrevocable Trust of 1996.
(7)
Consists of (i) 570,039 shares of Class A common stock held of record by Mr. Vasquez; and (ii) 238,237 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 17, 2024.
(8)
Consists of 288,013 shares of Class A common stock held of record by Mr. Saldívar.
(9)
Consists of 190,058 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 17, 2024.
(10)
Consists of 148,058 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 17, 2024.
(11)
Consists of (i) 10,000 shares of Class A common stock held of record by Mr. Strickler; (ii) 33,262 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 17, 2024; and (iii) 889,848 shares of Class A common stock held of record by Thomas Strickler, as Trustee of The Walter F. Ulloa Irrevocable Trust of 1996 (the “Ulloa Irrevocable Trust”). Mr. Strickler has sole voting and dispositive power over the shares held of record by the Ulloa Irrevocable Trust. Mr. Strickler disclaims beneficial ownership of the shares held by the Ulloa Irrevocable Trust except to the extent of any pecuniary interest therein.

(12)
Consists of 33,262 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 17, 2024.
(13)
Consists of 27,267 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 17, 2024.
(14)
Consists of (i) 6,167,311 shares of Class A common stock and (ii) 763,585 shares of Class A common stock issuable upon the settlement of restricted stock units releasable within sixty days of April 17, 2024.
(15)
Based on the most recently available Schedule 13D/A jointly filed by Alexandra Seros, Individually, as Personal Representative of the Estate of Walter F. Ulloa, and as Trustee of The Seros Ulloa Family Trust of 1996 (the "Seros Ulloa Trust") and Thomas Strickler, as Trustee of the Ulloa Irrevocable Trust with the SEC dated June 13, 2023, consists of (i) 425 shares of Class A common stock held of record by Ms. Seros; (ii) 2,652,612 shares of Class A common stock held by the Estate of Walter F. Ulloa for which Ms. Seros serves as Personal Representative; and (iii) 10,599,517 shares of Class A common stock held by the Seros Ulloa Trust for which Ms. Seros serves as trustee. Does not include 889,848 shares of Class A common stock held by the Ulloa Irrevocable Trust, of which Ms. Seros is a beneficiary but not the trustee and does not exercise voting or dispositive control over such shares. Ms. Seros is the widow of our former Chairman and Chief Executive Officer, Mr. Walter F. Ulloa, who died on December 31, 2022. Ms. Seros disclaims beneficial ownership of shares except to the extent of her pecuniary interest.
(16)
Based on the most recently available Schedule 13G/A jointly filed by American Century Companies, Inc., American Century Investment Management, Inc., American Century Capital Portfolios, Inc. and Stowers Institute for Medical Research with the SEC dated February 12, 2024. American Century Companies, Inc. beneficially owned 11,685,233 shares of Class A common stock, with sole voting power over 11,249,800 shares and sole dispositive power over 11,685,233 shares; American Century Investment Management, Inc., a wholly-owned subsidiary of American Century Companies, Inc., beneficially owned 11,685,233 shares of Class A common stock, with sole voting power over 11,249,800 shares and sole dispositive power over 11,685,233 shares; American Century Capital Portfolios, Inc. beneficially owned 7,977,876 shares of Class A common stock, with sole voting power and sole dispositive power over all of such shares; and Stowers Institute for Medical Research beneficially owned 11,685,233 shares of Class A common stock, with sole voting power over 11,249,800 shares and sole dispositive power over 11,685,233 shares. The address for the joint filers is 4500 Main Street, 9th Floor, Kansas City, Missouri 64111.
(17)
Based on the most recently available Schedule 13G/A filed with the SEC on January 25, 2024 by BlackRock, Inc. BlackRock, Inc. beneficially owned 6,354,757 shares of Class A common stock, with sole voting power over 5,818,989 shares and sole dispositive power over 6,354,757 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(18)
Based on the most recently available Schedule 13G/A filed with the SEC on February 9, 2024 by Dimensional Fund Advisors LP. Dimensional Fund Advisors LP beneficially owned 4,212,574 shares of Class A common stock, with sole voting power over 4,121,201 shares and sole dispositive power over 4,212,574 shares. The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A common stock and our other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons that no Form 5s were required for those persons, we believe that all reporting requirements under Section 16(a) for the 2023 fiscal year were met in a timely manner by our directors, executive officers and greater than 10% beneficial owners.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has furnished the following Compensation Committee Report for the 2023 fiscal year. This Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis provided below (the “CD&A”) with management. In reliance on the reviews and discussions referred to above, the Compensation Committee has recommended to the Board, and the Board has approved, that the CD&A be included in this proxy statement and our Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

By the Compensation Committee of the Board of Directors:

Martha Elena Diaz, Chair
Brad Bender
Tom Strickler
Lara Sweet

COMPENSATION DISCUSSION AND ANALYSIS

2023 Leadership Changes

The compensation program in 2023 was influenced by the leadership change at the start of 2023 as a result of the unexpected passing of our founder and former Chief Executive Officer, Walter Ulloa, on December 31, 2022. Christopher Young, our Chief Financial Officer, was appointed interim Chief Executive Officer and served in that capacity, in addition to his position as Chief Financial Officer, for the first six months of the year. During this time, the Compensation Committee worked to not only stabilize the company’s leadership during the search for a new permanent Chief Executive Officer who was hired on July 1, 2023, but also to formalize a more objective performance-based incentive program. As a result, a new annual cash bonus plan was designed with specific financial performance goals, and the equity program was continued with annual grants moved to the first quarter with vesting occurring in December over the following four years.

Administration of Compensation Program

The Compensation Committee has overall responsibility for evaluating and approving our executive compensation program. The Compensation Committee has the authority to review and determine the salaries and bonuses of our executive officers, including our Chief Executive Officer and the other named executive officers, and to establish the general compensation policies for such individuals. The Compensation Committee also has the authority to administer and make discretionary equity incentive grants to all of our employees under our equity compensation plans.

The Compensation Committee operates under a written charter. The duties and responsibilities of a member of the Compensation Committee are in addition to his or her duties as a member of the Board. The charter reflects these various responsibilities, and the Compensation Committee is charged with periodically reviewing the charter, which it does annually. The Compensation Committee’s membership is determined by the Board and is composed entirely of independent directors as defined under NYSE listing standards as currently in effect. The Compensation Committee has the ability to establish and delegate authority to a subcommittee. In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others, including independent compensation consultants to assist the Compensation Committee. The Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“Frederic Cook”) as the Compensation Committee’s outside compensation consultant to provide advice directly to the Compensation Committee as well as company management in continuing to evaluate and develop compensation policies and practices. The role of Frederic Cook is to provide independent advice and expertise in executive compensation policies and practices.

In reviewing executive officer compensation, the Compensation Committee does target compensation to a specific benchmark level; however, the Compensation Committee reviews competitive market data from companies in the media and digital marketing industries with broadly similar market cap. The compensation decisions in 2023 were informed by market data from a Q4 2022 study of market compensation levels with the following peer group companies:

• Audacy, Inc.	• Fluent, Inc.	• TechTarget, Inc.

• Cardlytics, Inc.	• fuboTV Inc.	• Thryv, Inc.

• Comscore, Inc.	• Gray Television, Inc.	• Townsquare Media, Inc.

• Criteo S.A.	• Hemisphere Media Group, Inc.	• TrueCar, Inc.

• Cumulus Media	• Magnite Inc.	• Urban One, Inc.

• Digital Media Solutions, Inc.	• PubMatic, Inc.	• Yelp Inc.

• EverQuote, Inc.	• QuinStreet, Inc.	• Zeta Global Holdings Corp.

• E.W. Scripps Company	• Saga Communications, Inc.

The Compensation Committee held ten meetings and acted by written consent six times during 2023. The Board did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2023 fiscal year.

Consideration of Prior Say-on-Pay Advisory Vote

At our June 8, 2023 annual meeting, we held our most recent non-binding, advisory vote on the compensation of our named executive officers (a “Say-on-Pay” vote) which received the support of approximately 74% of the votes cast. The company’s management and the Chair of the Board reached out to certain significant investors, who provided feedback that the death benefit to our founder and former Chief Executive Officer Walter Ulloa resulted in unusually high Chief Executive Officer compensation during 2022. Further, the consensus feedback expressed a preference for a more formal and financial performance-based short-term cash incentive plan, as well as performance-based equity. In 2023, as discussed further below, the company implemented a cash bonus plan tied to revenue and consolidated adjusted EBITDA. This resulted in bonuses paid to continuing named executive officers under the cash bonus plan being results-driven, with the exception of a one-time bonus for $500,000 paid to recognize Mr. Young’s service as our interim Chief Executive Officer in the first half of the year, and a guaranteed pro-rated 2023 target bonus to our new Chief Executive Officer Michael Christenson, as a one-time award included in his employment agreement when hired. Mr. Christenson’s new hire equity awards were also designed to incorporate shareholders’ feedback of preference for performance-based equity, with half of the shares contingent on achieving five stock price hurdles within five years (with each price hurdle subject to equitable adjustment to reflect dividends or other changes to our capitalization during the performance period). To the extent that such stock price hurdles are achieved, the performance-based portion of Mr. Christenson’s new hire equity award vests based on his continued service over the five-year period following his commencement of employment. The addition of performance-based equity awards which started with Mr. Christenson’s new hire equity awards in 2023 was continued in 2024, with 2024 equity awards for our other named executive officers set so that one half of such awards require achievement of four stock price hurdles within five years (with each price hurdle subject to equitable adjustment to reflect dividends or other changes in our capitalization during the performance period).

Objectives and Philosophy

The Compensation Committee believes that our executive compensation policies and practices are designed to attract and retain qualified executives, motivate and reward them for their performance as individuals and as a management team, and further align the interests of our executives with the interests of our stockholders. We are engaged in a very competitive industry, and our success depends significantly upon our ability to attract and retain qualified executives through competitive compensation packages offered to such individuals. In addition, the Compensation Committee believes in rewarding executives’ performance in obtaining key operating objectives. The Compensation Committee also believes that our equity incentive compensation policies and practices should reward executives upon their continued employment with the company and the long-term price of our stock.

Our policy for allocating between long-term and current compensation is to ensure that we provide adequate base salary, bonus and equity incentive compensation to attract, retain and reward qualified executives for their services, while providing long-term incentives to reward retention and to maximize long-term value for the company and our stockholders. Our policy is to provide cash compensation in the form of base salary and bonuses to meet competitive salary requirements and, with respect to bonuses, to reward performance. We provide non-cash equity incentive compensation to meet competitive equity compensation needs, promote retention, reward performance and further align the interest of our executives with the company’s stockholders. The Compensation Committee typically evaluates total compensation and makes specific equity incentive compensation grants to named executive officers in connection with services provided to us in their capacity as employees and executive officers. The Compensation Committee believes executives should be compensated for the services they perform without regard to existing equity holdings and typically the Compensation Committee does not take into account existing equity holdings of any named executive officer in making new grants. The Compensation Committee believes its overall policies are competitive within our industry and in general, and are appropriate to fulfill our broad objectives with respect to executive compensation.

The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of our executive officers. For fiscal year 2023, the Compensation Committee considered management’s achievement of our short- and long-term goals in light of general economic conditions as well as specific company, industry and competitive conditions. The principal factors the Compensation Committee took into account in evaluating each executive officer’s compensation package for the 2023 fiscal year are described below. However, the Compensation Committee has the discretion to apply only some or additional factors, or entirely different factors, for future years. Moreover, all of our named executive officers have entered into employment agreements with the company and many components of each such person’s compensation, including both base salary and bonus, are set by such agreements and not subject to modification during their respective terms.

Generally, we use substantially the same form of executive employment agreement for each of our executive officers, other than Mr. Christenson, to ensure that key elements of compensation and terms of employment for each of our executive officers are materially consistent. We generally enter into employment agreements with our executive officers for an indefinite term, which provides consistency among our employment agreements with our executive officers, stability in the employment of our executive officers, and a meaningful period of time and flexibility to evaluate the performance of the executive at the end of each such term.

Our total compensation program for our executive officers consists of the following key elements of compensation:

•
Base salary
•
Bonus
•
Equity incentive compensation
•
Certain additional benefits and perquisites

Base Salary

It is our goal to provide a base salary for our executive officers that is sufficiently high to attract and retain a strong management team and reflect the individual executive’s responsibilities, value to us, experience and past performance. Base salaries for each of our executive officers are typically initially established pursuant to the terms of their respective employment agreements. The 2023 salary decisions were made in the context of the sudden passing of our founder and former Chief Executive Officer at the end of 2022, and the need to both retain the long-tenured executive team and recognize their expanded roles and responsibilities, particularly during the initial six-month period of 2023 during which the company was searching for a new Chief Executive Officer.

The Compensation Committee reviews and approves adjustments, as necessary or appropriate, to the base salaries of our executive officers on a periodic basis. In doing so, the Compensation Committee exercises its judgment and discretion and considers several factors, including our overall financial and operational results for the prior fiscal year, the performance of the individual executive officer, the executive officer’s potential to contribute to our long-term strategic goals, the executive officer’s role and scope of responsibilities within our company, the executive officer’s individual experience and skills, the officer’s compensation as compared to similarly situated executives at comparable companies in our peer group, and, for executive officers other than the Chief Executive Officer, the input of our chief executive officer. No specific formula is applied to determine the weight of each criterion. The annual base salaries for our executive officers for fiscal year 2023 were as follows:

Named Executive Officer	Fiscal Year 2022 Base Salary Rate($)	Fiscal Year 2023 Base Salary Rate ($)	Percentage Increase (%)
Michael Christenson (1)	—	$950,000	n/a
Christopher Young (2)	$650,000	$825,000	27%
Jeffery Liberman (3)	$738,546	$800,000	8%
Karl Meyer	$610,000	$628,300	3%
Juan Saldívar von Wuthenau (4)	$495,000	$660,000	33%

(1) Amount reflects Mr. Christenson’s annual base salary for 2023, which amount was pro-rated based on the date that he commenced employment with us.

(2) Amount for 2023 reflects Mr. Young’s base salary rate at the end of 2023. For 2023, Mr. Young’s base salary was initially $670,000, and was increased to $825,000, effective July 1, 2023, after he had served as the interim Chief Executive Officer for the first six months of the year to reflect such leadership transition.

(3) Amount reflects Mr. Liberman’s annual base salary at the end of 2023. For 2023, Mr. Liberman’s base salary was initially $760,702, and was increased to $800,000 effective March 1, 2023.

(4) Amount reflects Mr. Saldivar von Wuthenau’s annual base salary at the end of 2023. For 2023, Mr. Saldivar von Wuthenau’s base salary was initially $509,850, and was increased to $660,000, effective July 1, 2023, to re-align his base salary with the amounts provided to other officers and reflect his relative internal contributions.

Bonus

The Compensation Committee changed the cash bonus plan in 2023 from a plan that was largely discretionary with the input of our late founder and former Chief Executive Officer, Walter Ulloa, to a new performance-based annual cash bonus plan. For 2023, the target amount of each named executive officer’s performance-based cash bonus is set forth below:

Named Executive Officer	2023 Target Bonus as a % of Base Salary
Michael Christenson (1)	100%
Christopher Young	60%
Jeffery Liberman	60%
Karl Meyer	60%
Juan Saldívar von Wuthenau	60%

(1) Pursuant to Mr. Christenson’s employment agreement, Mr. Christenson is eligible to receive an annual cash bonus targeted at 100% of his annual base salary, except that for the 2023 calendar year Mr. Christenson’s annual bonus was pro-rated based on the number of calendar days he was employed during 2023 and guaranteed to equal at least 100% of his base salary actually paid with respect to 2023. Such guaranteed bonus does not extend into 2024 or beyond.

Each performance-based annual cash bonus is earned based on achievement of company performance goals, with 30% of each bonus earned based on the company’s achievement of the revenue goals set forth below and the remaining 70% of each bonus earned based on the company’s achievement of the consolidated adjusted EBITDA performance goals set forth below, subject to potential adjustment by up to 50% of target for qualitative factors. For purposes of the annual cash bonus plan, consolidated adjusted EBITDA is defined in the same way as under the company’s 2023 credit agreement and means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other operating gain (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses, syndication programming amortization less syndication programming payments, revenue from the Federal Communications Commission, or FCC, spectrum incentive auction less related expenses, expenses associated with investments, EBITDA attributable to redeemable noncontrolling interest, acquisitions and dispositions and certain pro-forma cost savings. For a reconciliation of consolidated adjusted EBITDA to cash flows from operating activities, please see page 25 of our 2023 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2024.

The annual cash bonus plan was heavily weighted based on consolidated adjusted EBITDA because we believed that profitability measures would better align with increased shareholder value than revenue growth alone. Additionally, no bonus could be earned under the revenue portion if revenue was lower than 2022. Each annual cash bonus may range from a minimum of 0% of the target amount to a maximum of 200% of the target amount. The performance goals and related payout amounts for the revenue portion and consolidated adjusted EBITDA portion of the 2023 cash bonus plan are set forth below.

The cash bonus plan allowed the bonuses to be adjusted by up to 50% of target based on our Compensation Committee’s assessment against qualitative factors including the following:

1. Employees

- Culture
- Attrition
- Hiring
- Productivity
- Integrating M&A

2. Customers

- Market share
- Customer experience
- Net Promoter or equivalent
- Partnerships

3. Technology

- Ecosystem
- Technology innovation
- New products

4. Shareholders

- Revenue and EBITDA
- Expense control
- Business/corporate development
- Stock price

For the 2023 fiscal year, the company’s actual revenue was equal to $1,106,867,000, which achieved 109% of goal for the revenue portion of the 2023 cash bonus plan. The company’s actual consolidated adjusted EBITDA for 2023 was equal to $57,666,000, which resulted in no bonus under the consolidated adjusted EBITDA portion of the 2023 cash bonus plan. Based on our company’s performance against the qualitative factors, the Compensation Committee determined to increase the bonus of each named executive officer by $100,000. The table below summarizes the overall payouts under our 2023 cash bonus plan.

Named Executive Officer	Percent Earned Based on Revenue Goals (30% Weight)	Percent Earned Based on Consolidated Adjusted EBITDA Goals (70% Weight)	Percent of Target Annual Bonus Earned Before Adjustment	Adjustment based on Qualitative Factors	Annual Bonus Earned
Michael Christenson (1)	109%	0%	33%	n/a	$475,000
Christopher Young	109%	0%	33%	$100,000	$262,014
Jeffery Liberman	109%	0%	33%	$100,000	$257,104
Karl Meyer	109%	0%	33%	$100,000	$223,386
Juan Saldívar von Wuthenau	109%	0%	33%	$100,000	$229,611

(1) In accordance with Mr. Christenson’s employment agreement, Mr. Christenson received an annual bonus for 2023 equal to 100% of his target bonus, pro-rated based on the number of calendar days he was employed during 2023.

Additionally, the Committee provided Mr. Young with a special $500,000 discretionary bonus in recognition of his excellent leadership and additional responsibilities as interim Chief Executive Officer during the first half of the year prior to Mr. Christenson’s hire and in recognition that the executive team was retained during the unexpected period without a Chief Executive Officer for the first half of 2023. The special contractual and discretionary cash bonus awards provided to Mr. Christenson and to Mr. Young were specifically related to and the result of the company’s unexpected leadership transition at the start of 2023, and such awards are not expected in 2024.

The cash bonus plan design in 2024 will be similar to the 2023 cash bonus plan described above, with different financial goals. Additionally, the weightings of the revenue and the consolidated adjusted EBITDA components for 2024 will each be equal to 50%, and the amount of potential qualitative adjustment that the Committee may apply to the bonus portion is 25% of target (a reduction to the 50% of target adjustment level that was allowed under the 2023 cash bonus plan).

Equity Incentive Compensation

The Compensation Committee believes in linking long-term incentives to stock ownership. The Compensation Committee believes that the incentive of future stock ownership encourages employees to remain employed by the company and motivates them to use their best efforts at all times. In addition, the Compensation Committee believes that equity incentive compensation further enhances the alignment of the interests of our executive officers and other employees with those of our stockholders. We typically grant equity incentive awards to our executive officers and other key employees on an annual basis. We do not have specific stock ownership guidelines applicable to our executive officers.

We do not use any pre-determined formula in determining the amount of equity incentive grants that are granted to executive officers. We base the amount of equity incentive grants on such considerations as the level of experience and individual performance of such executive officer, the number of stock options or restricted stock units granted to such executive officer in previous grants, and general competitive considerations, including retention of each executive officer.

As part of the Compensation Committee’s ongoing review and evaluation of equity incentive compensation, during 2022 the Compensation Committee reviewed our objectives regarding equity incentive compensation and the effectiveness of various forms of equity incentive grants with respect to these objectives. The Compensation Committee consulted with Frederic Cook, which prepared a report for the Compensation Committee’s review in October 2022 that compared our equity incentive compensation practices to a peer group of comparably-sized media companies and advised the Compensation Committee on various aspects of equity compensation policies and practices, including, among other things, types of equity incentive grants, appropriate vesting criteria and the equity incentive compensation policies and practices of other companies in our industry and generally. Near the end of 2022, the Compensation Committee also sought the input of our late Chief Executive Officer with respect to the appropriate pool of employees who should receive equity incentive grants, appropriate vesting criteria and the regulatory, tax and accounting effects of various forms of equity incentive grants. The Compensation Committee considered factors including, among other things: (i) the Compensation Committee’s objectives with respect to equity incentive compensation; (ii) general economic and specific industry conditions experienced by the company; (iii) the efforts and performance of the company’s executive officers and employees; (iv) various types of equity incentive awards; (v) various forms of vesting components, including time-based vesting and performance-based vesting; (vi) the appropriate length and frequency of time-based vesting components; (vii) aggregate share usage; and (viii) the regulatory, tax and accounting treatment of various types of equity incentive awards. Following its review, the Compensation Committee determined that time-based restricted stock units that vest over four years were an effective means of meeting our equity incentive compensation objectives for the 2023 fiscal year.

2023 Annual Equity Incentive Awards

The table below sets forth the amount of restricted stock units granted in February 2023 to each named executive officer who was employed at such time:

Name	Restricted Stock Units (Number of Shares)
Christopher Young	245,000
Jeffery Liberman	245,000
Karl Meyer	245,000
Juan Saldívar von Wuthenau	245,000

The restricted stock units vest as follows: (i) 17.5% on December 20, 2023; (ii) 30% on March 31, 2024; (iii) 17.5% on December 20, 2024; (iv) 17.5% on December 20, 2025; and (v) 17.5% on December 20, 2026; in each case, provided that the recipient is employed by us on such date.

Initial Equity New Hire Chief Executive Officer Equity Incentive Awards

In connection with Michael Christenson’s commencement of employment as our Chief Executive Officer in July 2023, we granted Mr. Christenson initial one-time equity awards. Such initial equity awards are intended to align Mr. Christenson’s compensation with the long-term experience of our stockholders, consistent with the Compensation Committee’s desire to make officer compensation more performance-based and in recognition of shareholder feedback during outreach. Half of Mr. Christenson’s initial equity awards were granted in the form of 1,000,000 performance units that will be earned only if the average closing price of our Class A common stock over 30 consecutive trading days equals or exceeds five specified share price hurdles of $5.75, $7.25, $9.00, $11.20. and $13.75 within five years after grant (with each price hurdle subject to equitable adjustment to reflect dividends or other changes to our capitalization during the performance period). The remaining half of Mr. Christenson’s initial equity awards were granted in the form of 1,000,000 restricted stock units subject to time-based vesting. Mr. Christenson’s initial equity awards are intended as special one-time equity awards granted in connection with Mr. Christenson’s commencement of employment, and represent his intended equity awards for both 2023 and 2024. Accordingly, Mr. Christenson is not eligible to receive any other additional equity awards in 2023 or 2024.

Name	Restricted Stock Units (Number of Shares)	Performance Units (Maximum Number of Shares)
Michael Christenson	1,000,000	1,000,000

Mr. Christenson’s initial restricted stock units vest over five years following his commencement of employment, with 20% vesting on July 1, 2024 and the remaining 80% vesting in eight equal semi-annual installments thereafter.

Mr. Christenson’s initial performance units vest by a combination of both market-based vesting conditions and time-based vesting conditions, both of which must be satisfied before the performance units will be deemed vested. The market-based vesting conditions are satisfied if the average closing price of our Class A common stock over 30 consecutive trading days equals or exceeds the following share price hurdles before July 1, 2028 (with each stock price hurdle subject to equity adjustment to reflect dividends or other changes to our capitalization during the performance period).

Hurdle Price Per Share*	Number of Earned Performance Units
$5.75	200,000
$7.25	200,000
$9.00	200,000
$11.20	200,000
$13.75	200,000

*Closing stock price on the date of grant was $4.39

For each hurdle price, the time-based vesting conditions are satisfied over five years following Mr. Christenson’s commencement of employment, with 20% satisfying the time-based vesting conditions on July 1, 2024 and the remaining 80% satisfying the time-based vesting conditions in eight equal semi-annual installments thereafter. As noted above, the time-based vesting conditions represent additional vesting conditions which must be achieved in addition to the stock price hurdles in order for the performance units to vest.

In November 2023, Mr. Christenson’s restricted stock units and performance units were amended and restated to provide that the issuance of shares may be deferred until the earliest to occur of Mr. Christenson’s separation from service, change of control, death or disability. And, in August of 2023, Mr. Christenson voluntarily purchased shares of common stock with value of approximately $725,000 on the open market using his personal funds to further align himself with shareholders.

2024 Annual Equity Incentive Awards

For 2024, the Compensation Committee determined that 50% of the equity awards granted to our officers would be in the form of performance units with a design similar to Mr. Christenson’s performance units described above. These 2024 performance units have four challenging stock price goals that must be met for 30 consecutive days over five years of $4.83, $5.65, $7.15, and $8.90, with time-based vesting conditions that are satisfied over four years. The Compensation Committee believes that this change in the 2024 officer grant practice addresses a significant part of the shareholder feedback it received during shareholder outreach conducted during the first half of 2023. Mr. Christenson was not provided an equity award in 2024, consistent with the expectation set upon his hire in 2023.

Benefits and Perquisites

With limited exceptions, the benefits and perquisites provided to our executive officers, including our named executive officers, are generally available to all of our employees. Exceptions include a monthly automobile allowance provided to certain executives, including certain of our named executive officers, and the cost of life insurance premiums for the benefit of certain of our named executive officers. In addition, we provide, without cost to employees, a travel accident insurance policy that provides a travel accident benefit to all employees, with a greater accident benefit for executives than for non-executives. We also generally pay a portion of the health insurance premiums for our employees, and for certain executive officers, including our named executive officers, we pay a greater amount or all of the health insurance premiums than the amount that we pay for employees in general.

Employment Agreements

Agreement with Michael Christenson. We entered into an employment agreement with Mr. Christenson upon his hire as Chief Executive Officer, effective as of July 1, 2023, pursuant to which he joined us as our Chief Executive Officer. Mr. Christenson’s employment agreement provides for an annual base salary of $950,000 per year, subject to annual review by the Board or Compensation Committee.

Additionally, Mr. Christenson is eligible to receive an annual cash bonus targeted at 100% of his annual base salary, except that for the 2023 calendar year Mr. Christenson’s annual bonus was pro-rated based on the number of calendar days he was employed during 2023 and guaranteed to equal at least 100% of his base salary actually paid with respect to 2023. Mr. Christenson also received a one-time sign-on bonus of $50,000. Mr. Christenson is also eligible to participate in retirement and health care benefits available to senior executives of our company, as in effect from time to time and subject to the terms of such plans.

Mr. Christenson’s employment agreement also provided for the initial one-time equity awards described above under the heading “Initial Equity Incentive Awards”. Mr. Christenson is not eligible to receive any additional equity awards in 2023 or 2024, other than such initial equity awards. In the first fiscal quarter of 2025, Mr. Christenson is eligible to receive an equity incentive grant under the company’s equity incentive program in accordance with the terms determined by the Board or Compensation Committee.

Agreement with Christopher Young. We entered into an executive compensation letter with Mr. Young, effective as of May 12, 2023, which replaced his previous employment agreement with the company and pursuant to which he continued to serve as our Interim Chief Executive Officer until July 1, 2023. Thereafter, we entered into a substantially similar executive compensation letter with Mr. Young pursuant to which he currently serves as our Chief Financial Officer.

For the 2023 fiscal year, Mr. Young’s initial annual base salary was equal to $670,000, which was increased pursuant to the second executive compensation letter to $825,000, effective July 1, 2023. Mr. Young is eligible to receive an annual bonus targeted at 60% of his annual base salary, and $1,000 per month as an allowance in respect of automobile expenses. Mr. Young is also eligible to participate in our other benefit programs and plans, as may be in effect from time to time. In the event that Mr. Young participates in our medical or dental benefit plans, the company will pay the cost of such medical and dental coverage for Mr. Young and his dependents with no cost to Mr. Young for such participation. The company will also pay a portion of the expense of life insurance coverage in an amount to be agreed upon.

Agreement with Jeffery Liberman. In February 2023, we amended Mr. Liberman’s existing employment agreement with the company, originally entered into in March 2020, to extend the term of his employment until February 2024 and to increase his base salary to $800,000. Thereafter, we entered into an executive compensation letter with Mr. Liberman, effective May 12, 2023, which replaced his previous employment agreement and pursuant to which he serves as our President and Chief Operating Officer.

Mr. Liberman is eligible to receive an annual bonus targeted at 60% of his annual base salary, and $1,000 per month as an allowance in respect of automobile expenses. Mr. Liberman is also eligible to participate in our other benefit programs and plans, as may be in effect from time to time. In the event that Mr. Liberman participates in our medical or dental benefit plans, the company will pay the cost of such medical and dental coverage for Mr. Liberman and his dependents with no cost to Mr. Liberman for such participation. The company will also pay Mr. Liberman an amount equal to the premium expense of a life insurance policy maintained by Mr. Liberman providing a death benefit in an amount up to $750,000.

Agreement with Karl Meyer. We entered into an executive compensation letter with Mr. Meyer, effective as of May 12, 2023, which replaced his previous employment agreement and pursuant to which he serves as our Chief Revenue Officer.

Mr. Meyer is eligible to receive an annual bonus targeted at 60% of his annual base salary, and $850 per month as an allowance in respect of automobile expenses. Mr. Meyer is also eligible to participate in our other benefit programs and plans, as may be in effect from time to time. In the event that Mr. Meyer participates in our medical or dental benefit plans, the company will pay the cost of such medical and dental coverage for Mr. Meyer and his dependents with no cost to Mr. Meyer for such participation.

Agreement with Juan Saldivar. We entered into an executive compensation letter with Mr. Saldivar, effective as of July 1, 2023, which replaced his previous employment agreement and pursuant to which he served as our Chief Digital, Strategy and Accountability Officer until October 2023, when his title was changed to Chief Strategy and Business Development Officer. Mr. Saldivar is eligible to receive an annual bonus targeted at 60% of his annual base salary, and $650 per month as an allowance in respect of automobile expenses. Mr. Saldivar is also eligible to participate in our other benefit programs and plans, as may be in effect from time to time. In the event that Mr. Saldivar participates in our medical or dental benefit plans, the company will pay the cost of such medical and dental coverage for Mr. Saldivar and his dependents with no cost to Mr. Saldivar for such participation.

Executive Severance and Change in Control Plan

On May 12, 2023, our Compensation Committee approved the adoption of our Executive Severance and Change in Control Plan (the “Severance Plan”), in which key executives of the company who are selected by our compensation committee participate, subject to their execution of a participation agreement. Each of our named executive officers participate in the Severance Plan, pursuant to which they are eligible to receive the severance benefits described below.

Our Chief Executive Officer

Mr. Christenson, our Chief Executive Officer, participates in the Severance Plan as a “Group I Executive”. Upon a termination by the company other than for “cause” (as defined in the Severance Plan) or the executive’s resignation for “good reason” (as defined in his participation agreement), in each case, outside of the period starting three months prior to and ending two years after a “change in control” (as defined in the Severance Plan) (the “Change in Control Period”), Mr. Christenson will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants (i) an amount equal to the sum of (A) his base salary, plus (B) the greater of his target annual cash incentive compensation for the then-current year or the average of the actual cash incentive compensation paid to him over the last two fiscal years (or such lesser time period if he has not been an employee of the company for the last two fiscal years); (ii) a pro-rated annual bonus for the fiscal year in which termination or resignation occurs, determined based on actual performance for such fiscal year; (iii) acceleration of time-based equity awards that would have vested during the 12-month period following his termination or resignation if he had remained employed for such period; and (iv) subject to Mr. Christenson’s election to receive continued health benefits under COBRA, a monthly payment equal to the cost of Mr. Christenson’s healthcare coverage at the benefit levels in effect at the time of termination until the earliest of 12 months following his termination, the date he becomes eligible for group medical coverage with another employer, or the cessation of his COBRA continuation period.

In lieu of the payments and benefits above, in the event that Mr. Christenson is terminated by the company other than for cause or due to his resignation for good reason, in each case, during the Change in Control Period, Mr. Christenson will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants (i) an amount equal to 1.5 times the sum of (A) his base salary, plus (B) the greater of his target annual cash incentive compensation for the then-current year or the average of the actual cash incentive compensation paid to him over the last two fiscal years (or such lesser time period if he has not been an employee of the company for the last two fiscal years); (ii) a pro-rated annual bonus for the fiscal year in which termination or resignation occurs, determined based on the greater of his target annual cash incentive compensation for the then-current year or the average of the actual cash incentive compensation paid to him over the last two fiscal years (or such lesser time period if he has not been an employee of the company for the last two fiscal years); (iii) full acceleration of all time-based equity awards held by Mr. Christenson; and (iv) subject to Mr. Christenson’s election to receive continued health benefits under COBRA, a monthly payment equal to the cost of Mr. Christenson’s healthcare coverage at the benefit levels in effect at the time of termination until the earliest of 18 months following his termination, the date he becomes eligible for group medical coverage with another employer, or the cessation of his COBRA continuation period.

Named Executive Officers (Other Than Our Chief Executive Officer)

Each of our named executive officers (other than our Chief Executive Officer) participate in the Severance Plan as “Group II Executives”. Upon a termination by the company other than for “cause” (as defined in the Severance Plan) or the executive’s resignation for “good reason” (as defined in the Severance Plan), in each case, outside of the Change in Control Period, each named executive officer (other than our Chief Executive Officer) will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants (i) an amount equal to the executive’s base salary; (ii) a pro-rated annual bonus for the fiscal year in which termination or resignation occurs, determined based on actual performance for such fiscal year; (iii) acceleration of time-based equity awards that would have vested during the 12-month period following the executive’s termination or resignation if the executive had remained employed for such period; and (iv) subject to the executive’s election to receive continued health benefits under COBRA, a monthly payment equal to the cost of the executive’s healthcare coverage at the benefit levels in effect at the time of termination until the earliest of 12 months following the executive’s termination, the date the executive becomes eligible for group medical coverage with another employer, or the cessation of the executive’s COBRA continuation period.

In lieu of the payments and benefits above, in the event that a named executive officer (other than our Chief Executive Officer) is terminated by the company other than for cause or due to the executive’s resignation for good reason, in each case, during the Change in Control Period, such named executive officer (other than our Chief Executive Officer) will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants (i) an amount equal to the sum of (A) the executive’s base salary, plus (B) the greater of the executive’s target annual cash incentive compensation for the then-current year or the average of the actual cash incentive compensation paid to the executive over the last two fiscal years (or such lesser time period if the executive has not been an employee of the company for the last two fiscal years); (ii) a pro-rated annual bonus for the fiscal year in which termination or resignation occurs, determined based on the greater of the executive’s target annual cash incentive compensation for the then-current year or the average of the actual cash incentive compensation paid to the executive over the last two fiscal years (or such lesser time period if the executive has not been an employee of the company for the last two fiscal years); (iii) full acceleration of all time-based equity awards held by the executive; and (iv) subject to the executive’s election to receive continued health benefits under COBRA, a monthly payment equal to the cost of the executive’s healthcare coverage at the benefit levels in effect at the time of termination until the earliest of 12 months following the executive’s termination, the date the executive becomes eligible for group medical coverage with another employer, or the cessation of the executive’s COBRA continuation period.

Equity Acceleration

In addition, if outstanding equity awards are not assumed, substituted or continued by the acquiror in connection with a change in control, the Severance Plan provides for full acceleration of the unvested portion of any time-based equity awards held by our named executive officers as of immediately prior to such change in control.

Compensation Recovery Policy

In accordance with the requirements of the final clawback rules adopted by the SEC in October 2022 and the NYSE’s listing rules adopted in June 2023, our Board of Directors adopted a Compensation Recovery Policy in October 2023. If we are required to prepare a financial restatement due to material noncompliance with any financial reporting requirements, the Compensation Recovery Policy requires (subject to certain limited exceptions described in the policy and permitted by the final clawback rules) that we recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

In addition, if the Amended and Restated Plan is approved by the company’s stockholders pursuant to Proposal 4 and the company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, then the Compensation Committee will be permitted, in its sole discretion, to require participants in the Amended and Restated Plan to repay or forfeit that portion of any time-based and/or performance-based awards that were granted, earned or vested during the company’s three completed fiscal years preceding the date of such restatement that the Compensation Committee determines was in excess of the amount that would have been granted, earned or vested based on restated results.

2023 Summary Compensation Table

The following table presents information regarding the compensation awarded to, earned by, and paid to our named executive officers during the fiscal years set forth below.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)		Total ($)
Michael Christenson,	2023	$475,000	$525,000	(4)	$7,678,000	$—	$3,912	(5)	$8,681,912
Chief Executive Officer

Christopher Young,	2023	$747,250	$600,000	(7)	$1,624,350	$162,014	$30,546	(8)	$3,164,160
Chief Financial Officer (6)	2022	$650,000	$500,000		$814,500	$—	$24,158	(8)	$1,988,658
	2021	$568,112	$320,000		$915,600	$—	$24,158	(8)	$1,827,870
Jeffery Liberman,	2023	$793,450	$100,000		$1,624,350	$157,104	$24,720	(9)	$2,699,624
President and Chief Operating	2022	$738,546	$600,000		$950,250	$—	$24,720	(9)	$2,313,516
Officer	2021	$717,035	$405,000		$1,079,100	$—	$24,720	(9)	$2,225,855
Karl Meyer,	2023	$628,300	$100,000		$1,624,350	$123,386	$20,308	(10)	$2,496,344
Chief Revenue Officer	2022	$610,000	$480,000		$814,500	$—	$20,308	(10)	$1,924,808
	2021	$515,000	$498,000		$915,600	$—	$20,308	(10)	$1,948,908
Juan Saldívar von Wuthenau	2023	$584,925	$100,000		$1,624,350	$129,611	$210,208	(11)	$2,649,094
Chief Strategy and Business	2022	$495,000	$480,000		$814,500	$—	$220,308	(11)	$2,009,808
Development Officer	2021	$395,000	$320,000		$915,600	$—	$193,404	(11)	$1,824,004

(1)
Except as otherwise noted, (i) for 2023, amounts reflect the amount of each named executive officer’s bonus earned under the company’s annual cash bonus plan based on adjustments for qualitative factors, and (ii) for 2022 and 2021, amounts reflect discretionary bonuses awarded to each named executive officer based on the satisfaction of factors set forth in their respective employment agreements.
(2)
The amounts shown reflect the aggregate grant date fair value of restricted stock units and performance units granted during the applicable fiscal year, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. Additionally, the fair value was estimated using a Monte Carlo Simulation model for performance units that are earned based on market-based conditions. For a discussion of the assumptions used in the valuation of awards, see Note 14 to the consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on March 14, 2024. These amounts do not reflect the actual economic value that may be realized by the named executive officers upon the vesting or settlement of such awards, or the subsequent sale of shares of Class A common stock received pursuant to such awards.
(3)
Amounts reflect the amount of each named executive officer’s bonus earned under the company’s annual cash bonus plan based on company performance goals, prior to adjustments based on company performance against qualitative factors, as described in the CD&A.
(4)
Includes a guaranteed annual bonus for 2023 of $475,000, and a $50,000 signing bonus.
(5)
Includes $3,912 for medical insurance premiums.
(6)
Mr. Young also served as Interim Chief Executive Officer from the period January 2, 2023 to July 1, 2023.
(7)
Includes (i) a $500,000 discretionary bonus in recognition of his excellent leadership and additional responsibilities as Interim Chief Executive Officer during the first half of 2023, and (ii) a $100,000 increase in the amount of his 2023 bonus under our annual cash bonus plan based on our company's performance against qualitative factors, as described in the CD&A.
(8)
For 2023, includes $12,000 as an automobile allowance, $11,308 for medical insurance premiums and $7,238 for life insurance premiums. For 2022 and 2021, includes $12,000 as an automobile allowance, $11,308 for medical insurance premiums and $850 for life insurance premiums

(9)
Includes $12,000 as an automobile allowance, $11,308 for medical insurance premiums and $1,412 for life insurance premiums.
(10)
Includes $9,000 as an automobile allowance and $11,308 for medical insurance premiums.
(11)
For 2023, includes $6,900 as an automobile allowance, $11,308 for medical insurance premiums, and $192,000 of fees paid to SWS, of which Mr. Saldívar is owner and chief executive officer, in connection with a consulting agreement between the company and SWS. For 2022, includes $6,000 as an automobile allowance, $11,308 for medical insurance premiums, and $203,000 of fees paid to SWS, of which Mr. Saldívar is owner and chief executive officer, in connection with a consulting agreement between the company and SWS. For 2021, includes $4,750 as an automobile allowance, $5,654 for medical insurance premiums, and $183,000 of fees paid to SWS.

Grants of Plan-Based Awards During 2023

The following table sets forth certain information with respect to each grant of an award made to a named executive officer in the fiscal year ended December 31, 2023.

								All Other
								Stock Awards:
								Number of	Grant Date
		Estimated Future Payouts Under			Estimated Future Payouts Under			Shares of	Fair Value
		Non-Equity Incentive Plan Awards (1)			Equity Incentive Plan Awards (2)			Stock or	of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#) (3)	Option Awards (4)
Michael Christenson	7/1/2023				200,000	—	1,000,000		$3,288,000
	7/1/2023							1,000,000	$4,390,000
Christopher Young	2/14/2023	—	495,000	990,000				245,000	$1,624,350
Jeffery Liberman	2/14/2023	—	480,000	960,000				245,000	$1,624,350
Karl Meyer	2/14/2023	—	376,980	753,960				245,000	$1,624,350
Juan Saldívar von Wuthenau	2/14/2023	—	396,000	792,000				245,000	$1,624,350

(1)
The amounts shown represent performance-based bonuses granted under our annual cash bonus plan. For more information, see the discussion in the CD&A under the heading “Bonus.”
(2)
The amounts shown represent performance units which vest by a combination of both market-based vesting conditions and time-based vesting conditions, both of which must be satisfied before the performance units will be deemed vested. For more information, see the discussion in CD&A under the heading “Equity Incentive Compensation—Initial Equity Incentive Awards."
(3)
The amounts shown represent time-based restricted stock units, which amounts will be payable in shares of our common stock if the service-based conditions for such time-based restricted stock units are met. For more information, see the discussion in the CD&A under the heading “Equity Incentive Compensation.”
(4)
The amounts represent the aggregate grant date fair values of restricted stock unit and performance units, as applicable, granted during 2023, computed in accordance with ASC 718 for stock-based compensation transactions. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. Additionally, for performance units which are earned based on market-based conditions, the fair value was estimated using a Monte Carlo Simulation model. Assumptions used in the calculation of these amounts are included in Note 14 to the consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on March 14, 2024. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the vesting or settlement of such awards, or the subsequent sale of shares of our Class A common stock received pursuant to such awards.

Outstanding Equity Awards at Fiscal Year-End 2023

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

	Stock Awards
						Equity Incentive
				Equity Incentive		Plan Awards:
			Market	Plan Awards:		Market or
	Number of		Value of	Number of		Payout Value
	Shares or		Shares or	Unearned		of Unearned
	Units of		Units of	Shares, Units or		Shares, Units
	Stock That		Stock That	Other Rights		or Other
	Have Not		Have Not	That Have		Rights That
	Vested		Vested	Not Vested		Have Not
Name	(#)		($) (1)	(#)		Vested ($)
Michael Christenson	1,000,000	(2)	4,170,000	200,000	(3)	834,000
Christopher Young
	73,500	(4)	306,495
	116,600	(5)	486,222
	79,150	(6)	330,056
	44,100	(7)	183,897
Jeffery Liberman
	73,500	(4)	306,495
	116,600	(5)	486,222
	79,150	(6)	330,056
	44,100	(7)	183,897
Karl Meyer
	73,500	(4)	306,495
	116,600	(5)	486,222
	79,150	(6)	330,056
	44,100	(7)	183,897
Juan Saldívar von Wuthenau
	73,500	(4)	306,495
	116,600	(5)	486,222
	79,150	(6)	330,056
	44,100	(7)	183,897

(1)
Market value reflects the value of the applicable equity award based on the closing price of our common stock as reported by the New York Stock Exchange on December 29, 2023, the last trading day of the 2023 fiscal year, of $4.17.
(2)
Represents restricted stock unit awards that vest over five years, with 20% vesting on July 1, 2024 and the remaining 80% vesting in eight equal semi-annual installments.
(3)
Represents performance unit award at threshold performance.
(4)
Represents restricted stock unit awards that vest on March 31, 2024.
(5)
Represents restricted stock unit awards that vest on December 20, 2024.
(6)
Represents restricted stock unit awards that vest on December 20, 2025.
(7)
Represents restricted stock unit awards that vest on December 20, 2026.

Option Exercises and Stock Vested During 2023

The following table summarizes the vesting of stock awards during the fiscal year ended December 31, 2023 that were previously granted to the named executive officers.

	Stock Awards
	Number of
	Shares
	Acquired on	Value Realized
Name	Vesting (#) (1)	on Vesting ($) (2)
Michael Christenson
	—	—
Christopher Young
	141,650	596,347
Jeffery Liberman
	159,150	670,022
Karl Meyer
	141,650	596,347
Juan Saldívar von Wuthenau
	141,650	596,347

(1)
Represents shares received upon vesting of restricted stock unit awards.
(2)
The value realized on vesting of restricted stock unit awards is calculated by multiplying the number of restricted stock units which vested by the closing market price of our Class A common stock on the vesting date.

Pension Benefits

We do not maintain or provide any defined benefit pension plans or other supplemental executive retirement plans for the benefit of our named executive officers.

Nonqualified Deferred Compensation

We do not have any nonqualified deferred compensation arrangements with our named executive officers.

Potential Payments Upon Termination or Change-In-Control

The table below quantifies the potential payments and benefits that would have become due to our named executive officers in connection with a termination of their employment and/or a change in control of the company, assuming that each such triggering event below occurred on December 29, 2023, the last business day of the fiscal year ended December 31, 2023.

Name	Qualifying Termination Outside the Change in Control Period ($)(1)		Qualifying Termination during the Change in Control Period ($)(1)
Michael Christenson
Cash Severance	2,375,000	(3)	3,800,000	(4)
Perquisites/Benefits	7,668	(5)	11,502	(6)
Accelerated Equity Vesting (2)	834,000	(7)	4,170,000	(8)
Christopher Young
Cash Severance	1,087,014	(9)	1,815,000	(10)
Perquisites/Benefits	11,308	(5)	11,308	(5)
Accelerated Equity Vesting (2)	792,717	(7)	1,306,670	(8)
Jeffery Liberman
Cash Severance	1,057,104	(9)	1,805,000	(10)
Perquisites/Benefits	11,308	(5)	11,308	(5)
Accelerated Equity Vesting (2)	792,717	(7)	1,306,670	(8)
Karl Meyer
Cash Severance	851,686	(9)	1,606,300	(10)
Perquisites/Benefits	11,308	(5)	11,308	(5)
Accelerated Equity Vesting (2)	792,717	(7)	1,306,670	(8)
Juan Saldívar von Wuthenau
Cash Severance Payment	889,611	(9)	1,460,000	(10)
Perquisites/Benefits	11,308	(5)	11,308	(5)
Accelerated Equity Vesting (2)	792,717	(7)	1,306,670	(8)

(1)
A “qualifying termination” means a termination by the company without cause or a resignation by the named executive officer for good reason, in each case, subject to the named executive officer’s execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants. The “change in control period” refers to the period starting three months prior to and ending two years after a “change in control” (as defined in the Severance Plan).
(2)
Represents the value of acceleration of outstanding restricted stock units, based on the closing market price of our Class A common stock on December 29, 2023 of $4.17 per share, which was the last trading day during the 2023 fiscal year.
(3)
Amount represents the sum of (i) Mr. Christenson’s annual base salary; (ii) the greater of his target annual cash incentive compensation for the then-current year or the average of the actual cash incentive compensation paid to him over the last two fiscal years (or such lesser time period if he has not been an employee of the company for the last two fiscal years); and (iii) his 2023 annual bonus based on actual performance.
(4)
Amount represents the sum of (i) an amount equal to 1.5 times the sum of (A) Mr. Christenson’s annual base salary and (B) the greater of his target annual cash incentive compensation for the then-current year or the average of the actual cash incentive compensation paid to him over the last two fiscal years (or such lesser time period if he has not been an employee of the company for the last two fiscal years); (ii) an amount equal to the greater of his target annual bonus for 2023 or the average of the actual cash incentive compensation paid to him over the last two fiscal years (or such lesser time period if he has not been an employee of the company for the last two fiscal years).
(5)
Represents 12 months of health insurance premiums, based on our actual costs to provide health insurance to the named executive officer as of December 29, 2023.
(6)
Represents 18 months of health insurance premiums, based on our actual costs to provide health insurance to the named executive officer as of December 29, 2023.
(7)
Represents the value of unvested restricted stock units held the named executive officer which are scheduled to vest within 12 months following December 29, 2023.

(8)
Represents the value of all unvested restricted stock units held the named executive officer as of December 29, 2023. No amounts have been included with respect to Mr. Christenson’s performance units because the assumed value of our shares of Class A common stock as of December 29, 2023 is below the threshold hurdle of the market-based vesting conditions for such award.
(9)
Amount represents the sum of (i) the named executive officer’s annual base salary, and (ii) the named executive officer’s 2023 annual bonus based on actual performance.
(10)
Amount represents the sum of (i) an amount equal to the sum of (A) the named executive officer’s annual base salary and (B) the greater of his target annual cash incentive compensation for the then-current year or the average of the actual cash incentive compensation paid to him over the last two fiscal years (or such lesser time period if he has not been an employee of the company for the last two fiscal years); (ii) an amount equal to the greater of his target annual bonus for 2023 or the average of the actual cash incentive compensation paid to him over the last two fiscal years (or such lesser time period if he has not been an employee of the company for the last two fiscal years).

Pay Versus Performance Disclosure

Provided below is the company’s “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. As required by Item 402(v), we have included:

•
A list of the most important measures that our Compensation Committee used in 2023 to link a measure of pay calculated in accordance with Item 402(v) (referred to as “compensation actually paid”, or “CAP”) to company performance;
•
A table that compares the total compensation of our named executive officers’ (also known as NEOs) as presented in the Summary Compensation Table (“SCT”) to CAP and that compares CAP to specified performance measures; and
•
Graphs that describe:
o
the relationships between CAP and our cumulative total shareholder return (“TSR”), GAAP Net Income, and our company-selected measure, Consolidated adjusted EBITDA; and
o
the relationship between our TSR and the TSR of the S&P 500 Broadcasting Index (“Peer Group TSR”).

Given our current pay program, the only difference between the SCT and CAP amounts for our NEOs is the value of equity awards, which for purposes of the SCT is based on the grant date fair value of equity awards granted during the year, and for purposes of CAP is based on the year over year change in the fair value of equity awards that are unvested as of the end of the year, or that vested or were forfeited during the year.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the NEOs. Please refer to our Compensation Discussion and Analysis on page 39 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.

Our Most Important Metrics Used for Linking Pay and Performance. As required by Item 402(v), below are the most important metrics linking CAP to performance for 2023.

•
Consolidated adjusted EBITDA
•
Revenue
•
Stock Price

Pay Versus Performance Table. In accordance with Item 402(v), we provide below the tabular disclosure for the company’s Chief Executive Officer (our Principal Executive Officer or “PEO”) and the average of our NEOs other than the PEO for 2023, 2022, 2021 and 2020.

	Summary Compensation Table Total for PEO (1)			Compensation Actually Paid to PEO (1) (2) (3)					Value of Initial Fixed $100 Investment Based on: (4)
Year	Walter Ulloa	Christopher Young	Michael Christenson	Walter Ulloa	Christopher Young	Michael Christenson	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2) (3)	Total Shareholder Return	Peer Group Total Shareholder Return	GAAP Net Income ($ Millions) (7)	Consolidated Adjusted EBITDA ($ Millions) (5)
(a)		(b)			(c)		(d)	(e)	(f)	(g)	(h)	(i)
2023	n/a	3,164,160	8,681,912	n/a	2,434,826	8,109,912	2,615,021	1,878,308	184	55	(15)	58
2022	14,958,648	n/a	n/a	12,704,148	n/a	n/a	2,006,722	1,543,840	203	58	18	103
2021	6,442,220	n/a	n/a	9,274,470	n/a	n/a	1,910,909	2,461,255	282	83	29	88
2020	3,405,220	n/a	n/a	3,324,720	n/a	n/a	1,021,292	1,026,683	112	87	(4)	60

1.
Michael Christenson and Christopher Young each served as our PEO in 2023, and Walter F. Ulloa was our PEO in 2022, 2021, and 2020. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023
Christopher Young	Christopher Young	Christopher Young
Jeffery Liberman	Jeffery Liberman	Jeffery Liberman	Jeffery Liberman
Karl Meyer	Karl Meyer	Karl Meyer	Karl Meyer
Juan Saldívar von Wuthenau	Juan Saldívar von Wuthenau	Juan Saldívar von Wuthenau	Juan Saldívar von Wuthenau

2.
The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
3.
CAP reflects the exclusions and inclusions of certain amounts for each PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with ASC 718 and the assumptions used were materially the same as those used for the grant date fair values. Amounts in the Exclusion of Stock Awards columns are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Michael Christenson ($)	Exclusion of Stock Awards for Michael Christenson ($)	Inclusion of Equity Values for Michael Christenson ($)	Compensation Actually Paid to Michael Christenson ($)
2023	8,681,912	(7,678,000)	7,106,000	8,109,912

Year	Summary Compensation Table Total for Christopher Young ($)	Exclusion of Stock Awards for Christopher Young ($)	Inclusion of Equity Values for Christopher Young ($)	Compensation Actually Paid to Christopher Young ($)
2023	3,164,160	(1,624,350)	895,016	2,434,826

Year	Summary Compensation Table Total for Walter Ulloa ($)	Exclusion of Stock Awards for Walter Ulloa ($)	Inclusion of Equity Values for Walter Ulloa ($)	Compensation Actually Paid to Walter Ulloa ($)
2022	14,958,648	4,072,500	1,818,000	12,704,148
2021	6,442,220	4,578,000	7,410,250	9,274,470
2020	3,405,220	1,716,000	1,635,500	3,324,720

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	2,615,021	(1,624,350)	887,637	1,878,308
2022	2,006,722	848,438	385,556	1,543,840
2021	1,910,909	956,474	1,506,820	2,461,255
2020	1,021,292	358,800	364,191	1,026,683

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Michael Christenson ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Michael Christenson ($)	Fair Value of Awards Granted During the Year that Vested During the Year for Michael Christenson ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Michael Christenson ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Michael Christenson ($)	Total - Inclusion of Equity Values for Michael Christenson ($)
2023	7,106,000	—	—	—	—	7,106,000

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Christopher Young ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Christopher Young ($)	Fair Value of Awards Granted During the Year that Vested During the Year for Christopher Young ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Christopher Young ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Christopher Young ($)	Total - Inclusion of Equity Values for Christopher Young ($)
2023	847,970	(69,300)	175,346	(59,000)	—	895,016

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Walter Ulloa ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Walter Ulloa ($)	Fair Value of Awards Granted During the Year that Vested During the Year for Walter Ulloa ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Walter Ulloa ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Walter Ulloa ($)	Total - Inclusion of Equity Values for Walter Ulloa ($)
2022	—*	—*	3,600,000	(1,782,000)	—	1,818,000
2021	3,559,500	1,511,250	1,120,000	1,219,500	—	7,410,250
2020	1,134,375	37,375	407,000	56,750	—	1,635,500

* Mr. Ulloa died on December 31, 2022. All of his outstanding equity awards vested on such date in accordance with the terms of his employment agreement.

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Fair Value of Awards Granted During the Year that Vested During the Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	847,970	(73,238)	175,347	(62,442)	—	887,637
2022	562,500	(201,713)	187,500	(162,731)	—	385,556
2021	743,681	299,731	234,000	229,408	—	1,506,820
2020	270,122	5,728	85,100	3,241	—	364,191

4.
The Peer Group TSR set forth in this table utilizes the S&P 500 Broadcasting Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the S&P 500 Broadcasting Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
5.
We determined consolidated adjusted EBITDA to be the most important financial performance measure used to link company performance to CAP to our PEO and Non-PEO NEOs in 2023. Consolidated adjusted EBITDA is defined as net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other operating gain (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses, syndication programming amortization less syndication programming payments, revenue from the Federal Communications Commission, or FCC, spectrum incentive auction less related expenses, expenses associated with investments, EBITDA attributable to noncontrolling and redeemable noncontrolling interest, acquisitions and dispositions and certain pro-forma cost savings.

Relationship between CAP and TSR. The chart below reflects the relationship between the PEO and average non-PEO NEO CAP versus our TSR and the Peer Group TSR.

Compensation Actually Paid vs. TSR
Compensation Actually Paid ($M)
Value of $100 Investment from 12/31/2019
$14
$12
$10
$8
$6
$4
$2
$0
$300
$250
$200
$150
$100
$50
$0
$282
$13
$203
$184
$9
$8
$112
$87
$83
$58
$55
$3
$2
$1
$2
$2
$2
2020
2021
2022
2023
Axis Title
Compensation Actually Paid Michael Christenson ($M)
Compensation Actually Paid Christopher Young ($M)
Compensation Actually Paid Walter F. Ulloa ($M)
Compensation Actually Paid (Other NEOs) ($M)
Entravision TSR
S&P 500 Broadcasting TSR

Relationship between CAP and GAAP Net Income. The chart below reflects the relationship between the PEO and average non-PEO NEO CAP and our GAAP Net Income.

Compensation Actually Paid vs. Net Income (Loss) ($M)
Compensation Actually Paid ($M)
Net Income (Loss) ($M)
$14
$12
$10
$8
$6
$4
$2
$0
$35
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
-$15
-$20
-$4
$29
$18
-$15
$3
$1
$9
$2
$13
$2
$8
$2
$2
2020
2021
2022
2023
Axis Title
Compensation Actually Paid Michael Christenson ($M)
Compensation Actually Paid Christopher Young ($M)
Compensation Actually Paid Walter F. Ulloa ($M)
Compensation Actually Paid (Other NEOs) ($M)
Net Income (Loss) ($M)

Relationship between CAP and consolidated adjusted EBITDA (our Company-Selected Measure). The chart below reflects the relationship between PEO CAP and average non-PEO NEO CAP and our consolidated adjusted EBITDA.

Compensation Actually Paid vs. Adjusted EBITDA ($M)
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($M)
$120
$100
$80
$60
$40
$20
$0
Adjusted EBITDA ($M)
$60
$88
$103
$58
$3
$1
$9
$2
$13
$2
$8
$2
$2
2020
2021
2022
2023
Axis Title
Compensation Actually Paid Michael Christenson ($M)
Compensation Actually Paid Christopher Young ($M)
Compensation Actually Paid Walter F. Ulloa ($M)
Compensation Actually Paid (Other NEOs) ($M)
Adjusted EBITDA ($M)

Pay Ratio Disclosure

In August 2015, pursuant to a mandate under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the Chief Executive Officer. Registrants were obligated to comply with the pay ratio rule for the first fiscal year beginning on or after January 1, 2017.

In order to determine the median employee, we prepared a list of all employees as of December 31, 2023. As permitted by SEC rules, for purposes of preparing this list for fiscal year 2023 we excluded:

•
all 18 of the employees of BCN Monetize 2016, S.L. ("BCN"). In May 2023, we acquired all of the issued and outstanding stock of BCN.
•
73 employees located in Bangladesh, Bolivia, Brazil, Chile, Costa Rica, the Dominican Republic, El Salvador, Germany, Ghana, Indonesia, Malaysia, Mongolia, Panama, Peru, South Korea and the United Kingdom, comprising 4.5% of our total employees.

As a result of these permitted exclusions, we had a total of 1,542 employees on this list as of December 31, 2023.

We identified the median employee by examining the 2023 total cash compensation for all such individuals on this list, excluding our Chief Executive Officer, who were employed by us on December 31, 2023 (whether employed on a full-time, part-time, temporary or seasonal basis). For such employees, we did not make any assumptions, adjustments or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees that were not employed by us for all of 2023. We applied a U.S. dollar exchange rate to the compensation elements paid to our employees in currencies other than the U.S. dollar.

Using reasonable estimates in accordance with SEC rules, we determined the compensation of our median employee by: (i) calculating the annual total compensation described above for each of our non-excluded employees; (ii) ranking the annual total compensation of all non-excluded employees, except for the chief executive officer, from highest to lowest; and (iii) identifying the employee who was the 770th person on that ranking (the “Median Employee”).

After identifying the Median Employee, we calculated annual total compensation for both employees using the same methodology we use for our named executive officers as set forth in “Summary Compensation Table for Fiscal” above, and then we calculated the average annual total compensation of those two employees.

For purposes of calculating the annual total compensation of our PEO for fiscal year 2023, we annualized the compensation that Mr. Christenson, our Chief Executive Officer as of the date that we identified our median employee, would have received if he had been employed with us for the entire fiscal year. Such amount reflects his annual base salary, a bonus equal to his full annual base salary, the perquisites and other benefits that he would have received if he was employed for the entire fiscal year, and the grant date fair value of the stock awards actually granted to Mr. Christenson in connection with his commencement of employment.

As a result of the foregoing, the annual total compensation for fiscal year 2023 for our Chief Executive Officer was $9,635,824 and for the Median Employee it was $40,000, resulting in a ratio of approximately 241 to 1. However, if our Chief Executive Officer had not received performance units which are intended to align his compensation with the experience of our stockholders and have not satisfied any market-based vesting conditions as of April 17, 2023, his annual total compensation for fiscal year 2023 would have been $6,347,824, which would result in a ratio of approximately 159 to 1. Given the different methodologies that various public companies are using to determine an estimate of their pay ratio, the estimated ratios reported above should not be used as a basis for comparison between companies.

Director Compensation for Fiscal Year 2023

The following table presents information regarding the total compensation awarded to, earned by and paid to Entravision’s non-employee directors during the fiscal year ended December 31, 2023. Mr. Christenson, our Chief Executive Officer, and Mr. Saldivar, our Chief Strategy and Business Development Officer who served as a director until October 2023, did not receive any additional compensation for their services as directors during this time, and information regarding their compensation for services as named executive officers is presented above in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2) (3)	Total ($)
Gilbert R. Vasquez	86,250	155,000	241,250
Paul Anton Zevnik	123,750	155,000	278,750
Thomas Strickler (4)	67,500	155,000	222,500
Martha Elena Diaz	75,000	155,000	230,000
Fehmi Zeko	86,250	155,000	241,250
Brad Bender (5)	71,250	155,000	226,250
Lara Sweet(6)	17,812	95,707	113,519

(1)
The amounts shown reflect the aggregate grant date fair value of restricted stock units granted during fiscal year 2023, determined in accordance with ASC 718. Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions used in the valuation of awards, see Note 14 to the consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on March 14, 2024. These amounts do not reflect the actual economic value that may be realized by our non-employee directors upon the vesting or settlement of such restricted stock units, or the subsequent sale of shares of Class A common stock received pursuant to such awards.
(2)
On June 8, 2023, each non-employee director serving on our Board at such time was granted 33,262 restricted stock units at a grant fair value of $4.66. On October 24, 2023, Ms. Sweet was granted 27,267 restricted stock units at a grant fair value of $3.51. All such restricted stock units vest on the earlier of June 8, 2024 or the business day immediately preceding our 2024 Annual Meeting.
(3)
As of December 31, 2023, each non-employee director held the following number of outstanding stock options and restricted stock units:

Name	Stock Options	Restricted Stock Units
Gilbert R. Vasquez	—	33,262
Paul Anton Zevnik	—	33,262
Thomas Strickler	—	33,262
Martha Elena Diaz	—	33,262
Fehmi Zeko	—	33,262
Brad Bender	—	33,262
Lara Sweet	—	27,267

(4)
Mr. Strickler joined our Board in June 8, 2023.
(5)
Mr. Bender joined our Board in June 8, 2023.
(6)
Ms. Sweet joined our Board on October 24, 2023.

Non-Employee Director Compensation Policy

For directors who are also employees of the company, we do not provide additional compensation and such individuals are compensated only for their service as an officer or employee of the company, as the Compensation Committee believes that employee directors are adequately compensated for all of their responsibilities, including service as a director, through their compensation as employees.

For non-employee directors of the company, we have adopted a non-employee director compensation policy in order to attract and retain, on a long-term basis, high-caliber individuals to serve on our Board. As part of the Compensation Committee’s ongoing review of director compensation, during 2023 the Committee consulted with Frederic Cook, which advised the Compensation Committee on various aspects of director equity compensation policies and practices. The Compensation Committee also considered the regulatory, tax and accounting effects of various forms of equity incentive grants. The Compensation Committee completed its review of director compensation in April 2023, and recommended that the Board approve an amended non-employee director compensation policy. On June 8, 2023, the Board amended our non-employee director compensation policy to increase the value of annual equity retainers and add cash retainers payable for service as non-executive Chair or Chair of the Special Committee of the Board.

Our non-employee director compensation policy, as amended, provides for the following cash retainers for services as a member of our Board, payable on the date of our annual stockholder meeting and pro-rated for partial years of service:

Board of Directors:	Annual Cash Retainer
Lead Independent Director (if not also Chair):	$92,500
Non-Executive Chair:	$135,000
All other non-employee members:	$75,000
Audit Committee:
Chair	$27,500
Non-Chair members	$12,500
Compensation Committee:
Chair	$17,500
Non-Chair members	$7,500
Nominating/Corporate Governance Committee:
Chair	$17,500
Non-Chair members	$7,500
Special Committee:
Chair	$27,500
Non-Chair members	$12,500

In addition, our non-employee director compensation policy, as amended, provides for the grant of annual equity retainers in the form of restricted stock units with a grant date value of $155,000. Each annual RSU award vests on the earlier of (a) the first anniversary of the date of grant or (b) the business day immediately preceding the date of our next annual stockholder meeting.

Directors who join the Board on any date other than the annual stockholder meeting will receive a pro-rated RSU award upon joining the Board, calculated based on the number of days between the date upon which the director joins the Board and the date of our next annual meeting of stockholders. Each such RSU award also vests on the earlier of (a) the first anniversary of the date of grant or (b) the business day immediately preceding the date of our next annual stockholder meeting.

The underlying shares of Class A common stock relating to such restricted stock units shall be distributed to each such director at the time of termination of such director’s service with the company, other than with regard to Mr. Zevnik, who elected to receive such underlying shares upon vesting for the purposes of charitable giving.

REVIEW AND APPROVAL OF RELATED PARTY TRANSACTIONS

Our Board has adopted a Related Party Transaction Policy that provides for the review and approval of all related party transactions, which are generally defined under the policy as any transaction required to be disclosed under Item 404(a) of Regulation S-K. This written policy is part of the company's corporate governance policies and is supplemented by certain provisions of the Delaware General Corporation Law.

Under our Related Party Transaction Policy, the Audit Committee reviews the material facts relating to all related party transactions that require the Audit Committee’s approval and considers whether to approve of our entry into the related party transaction, subject to certain exceptions. In determining whether to approve a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate:

•
the related person’s interest and involvement in the interested transaction;
•
the approximate dollar value of the amount involved in the interested transaction;
•
the approximate dollar value of the amount of the related person’s interest in the interested transaction without regard to the amount of any profit or loss;
•
whether the interested transaction was undertaken in the ordinary course of business of the company;
•
whether the interested transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the company than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to the company of, the interested transaction; and
•
any other information regarding the interested transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

No one of these factors is dispositive. Our Related Party Transaction Policy also provides that no director shall participate in any approval of a related party transaction for which he or she is a related party, and that the director will provide all material information concerning the transaction to the Audit Committee.

Under our Related Party Transaction Policy, certain transactions are deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved exceeds $120,000. These transactions include:

•
Employment of executive officers;
•
Director compensation;
•
Transactions where all stockholders receive proportional benefits;
•
Certain ordinary course transactions with other entities; and
•
Transactions involving competitive bids.

On an annual basis, each director and executive officer of the company must complete a Director and Officer Questionnaire that, among other things, requires disclosure of any transaction, arrangement or relationship with us during the last fiscal year in which the director or executive officer, or any member of his or her immediate family, had a direct or indirect material interest. Any transaction, arrangement or relationship disclosed in the Director and Officer Questionnaire submitted by a director or executive officer is reviewed and considered by the Board in making independence determinations with respect to directors and resolving any conflicts of interest that may arise.

In addition, our directors and executive officers are expected to disclose to the Audit Committee and our General Counsel the material facts of any transaction that could be considered a related party transaction promptly upon gaining knowledge of the transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with TelevisaUnivision. Substantially all of our television stations are Univision- or UniMás-affiliated television stations. Our network affiliation agreement with TelevisaUnivision, which owns each of those networks, provides certain of our owned stations the exclusive right to broadcast TelevisaUnivision’s primary Univision network and UniMás network programming in their respective markets. Under our Univision network affiliation agreement, we retain the right to sell no less than four minutes per hour of the available advertising time on stations that broadcast Univision network programming, and the right to sell approximately four and a half minutes per hour of the available advertising time on stations that broadcast UniMás network programming, subject to adjustment from time to time by TelevisaUnivision.

Under the network affiliation agreement, TelevisaUnivision acts as our exclusive third-party sales representative for the sale of national advertising on our Univision- and UniMás-affiliate television stations, and we pay certain sales representation fees to TelevisaUnivision relating to sales of all advertising for broadcast on our Univision- and UniMás-affiliate television stations.

We also generate revenue under two marketing and sales agreements with TelevisaUnivision, which give us the right to manage the marketing and sales operations of TelevisaUnivision-owned Univision affiliates in three markets – Albuquerque, Boston and Denver.

Under the current proxy agreement we have entered into with TelevisaUnivision, we grant TelevisaUnivision the right to negotiate the terms of retransmission consent agreements for our Univision- and UniMás-affiliated television station signals. Among other things, the proxy agreement provides terms relating to compensation to be paid to us by TelevisaUnivision with respect to retransmission consent agreements entered into with Multichannel Video Programming Distributors (“MVPDs”). During the years ended December 31, 2023 and 2022, retransmission consent revenue accounted for approximately $36.6 million and $36.0 million, respectively, of which $25.5 million and $24.9 million, respectively, relate to the TelevisaUnivision proxy agreement. The term of the proxy agreement extends with respect to any MVPD for the length of the term of any retransmission consent agreement in effect before the expiration of the proxy agreement.

On October 2, 2017, we entered into the current affiliation agreement with TelevisaUnivision, which superseded and replaced our prior affiliation agreements with TelevisaUnivision. Additionally, on the same date, we entered into the current proxy agreement and current marketing and sales agreements with TelevisaUnivision, each of which superseded and replaced the prior comparable agreements with TelevisaUnivision. The term of each of these current agreements expires on December 31, 2026 for all of our Univision and UniMás network affiliate stations.

TelevisaUnivision currently owns approximately 10% of our common stock on a fully-converted basis. Our Class U common stock held by TelevisaUnivision has limited voting rights and does not include the right to elect directors. As the holder of all of our issued and outstanding Class U common stock, so long as TelevisaUnivision holds a certain number of shares, we may not, without the consent of TelevisaUnivision, merge, consolidate or enter into another business combination, dissolve or liquidate our company or dispose of any interest in any Federal Communications Commission license for any of our TelevisaUnivision-affiliated television stations, among other things. Each share of Class U common stock is automatically convertible into one share of Class A common stock (subject to adjustment for stock splits, dividends or combinations) in connection with any transfers of such shares of Class U common stock to a third party that is not an affiliate of TelevisaUnivision.

Transactions with the Family of Walter F. Ulloa. LATV Networks, LLC (“LATV”) is primarily owned and controlled by the family of Mr. Ulloa, our former Chairman and Chief Executive Officer. As of the Record Date, Ms. Seros and related trusts held shares constituting approximately 17.60% of the voting power of the outstanding Class A common stock of the company. Prior to January 1, 2023, Mr. Ulloa was a director, officer and principal stockholder of LATV from its founding.

In April 2007, the Audit Committee and Board approved and authorized us to enter into an affiliation agreement with LATV. Pursuant to the affiliation agreement, we broadcast programming provided to us by LATV on one of the digital multicast channel of certain of our television stations. Under the affiliation agreement, there are no fees paid for the carriage of programming, and we generally retain the right to sell approximately five minutes per hour of available advertising time. This transaction was reviewed and approved by the Audit Committee and Board in accordance with our Related Party Transaction Policy.

Additionally, in July 2022, we acquired 15 percent of the issued and outstanding equity interests of LATV in return for our provision of certain services to LATV, and agreed to collaborate further with LATV on content, sales and marketing opportunities. This transaction was reviewed and approved by the Board and a special committee of the Board consisting solely of independent directors in accordance with our Related Party Transaction Policy.

In May 2023, the Company entered into a cooperation agreement (the "Cooperation Agreement") with Mr. Ulloa's estate, Ms. Seros, and two affiliated trusts (the "Stockholders"). Pursuant to the Cooperation Agreement, the Company agreed to nominate the Stockholders' candidate, Mr. Strickler, to the Company's Board of Directors, and the Stockholders agreed to certain commitments and restrictions related to their ownership.

Transactions with Juan Saldívar von Wuthenau. Mr. Saldívar is the owner and chief executive officer of SWS. He is also our Chief Strategy and Business Development Officer. Effective November 5, 2020, we entered into a consulting agreement with SWS pursuant to which SWS provided consulting services to us in connection with certain strategic and operational matters. The consulting agreement expired on December 31, 2023 and was not renewed. Under the consulting agreement, we paid a monthly fee to SWS in the amount of $14,000. This amount was in addition to the compensation that Mr. Saldívar receives as an employee of the company.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein, and shall not be deemed to be soliciting material or otherwise deemed filed under either such Act.

The Audit Committee is currently comprised of four independent directors, all of whom are independent under the rules of the SEC and the NYSE. The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board. The Audit Committee operates under a written charter, a copy of which is available on the company’s corporate website. The Audit Committee met four times and acted by written consent two times during 2023.

The Audit Committee’s primary duties and responsibilities are to:

•
engage the company’s independent registered public accounting firm;
•
monitor the independent registered public accounting firm’s independence, qualifications and performance;
•
pre-approve all audit and non-audit services;
•
monitor the integrity of the company’s financial reporting process and internal control systems;
•
provide an open avenue of communication among the independent registered public accounting firm, financial and senior management of the company and the Board;
•
monitor the company’s compliance with legal and regulatory requirements, contingent liabilities, risk assessment and risk management; and
•
review and approve all related party transactions under our Related Party Transactions Policy.

Management is responsible for the company’s internal controls and the financial reporting process. The company’s independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In carrying out these responsibilities, the Audit Committee monitored the scope and staffing of the company’s internal management group that was previously established by the company and held meetings with the company’s internal auditor regarding the progress and completion of the implementation of the company’s internal controls and the scope of their audit of such internal controls.

In overseeing the preparation of the company’s financial statements, the Audit Committee held meetings with the company’s internal auditor and independent registered public accounting firm, both in the presence of management and privately, to review and discuss all financial statements prior to their issuance and to discuss the overall scope and plans for their respective audits, the evaluation of the company’s internal controls and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the audited statements with both management and the company’s independent registered public accounting firm. The Audit Committee has discussed with the company’s independent registered public accounting firm all matters required to be discussed under PCAOB Auditing Standards No. 1301 (Communications with Audit Committees).

With respect to the company’s independent registered public accounting firm, the Audit Committee received the written disclosures and the letter from Deloitte & Touche, LLP (“Deloitte”), as required by applicable requirements of the PCAOB, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with Deloitte, among other things, its independence. The Audit Committee also reviewed and approved the audit and non-audit fees of that firm.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of the company’s audited financial statements in the 10-K for filing with the SEC.

Submitted by the Audit Committee:

Gilbert R. Vasquez, Chair
Lara Sweet
Fehmi Zeko
Paul Anton Zevnik

INSTRUCTIONS TO ATTEND THE 2024 ANNUAL MEETING

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast on the Internet.

To participate in the 2024 Annual Meeting:

•
visit meetnow.global/MSKCZR7
•
enter the unique 15-digit control number included on your proxy card.

You may begin to log into the meeting platform beginning at 9:30 a.m. Pacific Daylight Time (“PDT”) on May 30, 2024. The 2024 Annual Meeting will commence promptly at 10:00 a.m. PDT.

You will need to use the 15-digit control number included on your proxy card in order to vote your shares in person or submit questions during the 2024 Annual Meeting. You will not need this code if you vote by proxy and do not wish to revoke your proxy and vote in person. If you do not have your 15-digit control number, you will be able to attend the meeting as a guest and listen to the meeting; however, without the control number you will not be able to vote in person or submit questions during the meeting.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the 2024 Annual Meeting virtually on the Internet. In this case, please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a broker or other financial institution, you must register in advance to attend the 2024 Annual Meeting virtually on the Internet. To register to attend the 2024 Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your Entravision stock holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 2:00 p.m. PDT on May 27, 2024. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:	Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare Entravision Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

Instructions on how to connect and participate in the 2024 Annual Meeting via the Internet (as well as how to demonstrate your ownership of Entravision stock) are also posted at https://www.entravision.com/investor/annual-meeting/, which we recommend you visit before the 2024 Annual Meeting to become familiar with overall requirements and the log-in process. You are also encouraged to check this web address prior to the 2024 Annual Meeting in case any changes occur in the instructions to attend the 2024 Annual Meeting, in which case we will post such updated information on that website and not by way of another notice to you.

The 2024 Annual Meeting will begin promptly at 10:00 a.m. PDT on May 30, 2024. The virtual meeting platform is fully supported across major browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Please note that Internet Explorer is not supported. Participants should ensure that they have a strong Wi-Fi connection at whatever location from which they intend to participate in the 2024 Annual Meeting. Participants should also give themselves sufficient time to log in and ensure that they can hear streaming audio prior to the start of the 2024 Annual Meeting. Participants may receive additional support by calling (888) 724-2416 (toll-free in the United States) or +1 (781) 575-2748 (international), or by clicking the help link on the meeting page.

If you wish to submit a question prior to the 2024 Annual Meeting, you may do so from 12:00 a.m. PDT until 9:30 a.m. PDT on May 30, 2024, by logging into meetnow.global/MSKCZR7 and entering your 15-digit control number. Once past the login screen, click on the “Q&A” icon in the upper right corner of your screen, type your question in the field and click “Send”. Alternatively, if you want to submit a question “live” during the 2024 Annual Meeting, after you have successfully logged into the 2024 Annual Meeting on May 30, 2024, as described above, click on the “Q&A” icon in the upper right corner of your screen, type your question in the field and click “Send”. You will only be able to ask a question during the 2024 Annual Meeting if you have logged in using your 15-digit control number.

For the benefit of all stockholders, our priority is to conduct the business set out in this proxy statement. We will not address any question that, among other things, is:

•
not directly related to the 2024 Annual Meeting;
•
repetitious or already made by other persons;
•
not of interest to the stockholders generally;
•
related to material non-public information;
•
related to personal grievances;
•
in reference to individuals or otherwise disrespectful;
•
in furtherance of personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting.

The Chair or Secretary, in that person’s reasonable judgment, shall determine which questions are suitable for the conduct of the 2024 Annual Meeting. Additionally, we will not address any question relating to any proposal that was not previously submitted in compliance with SEC Rule 14a-8 or our bylaws.

— Please print your comments below. C Non-Voting Item

STOCKHOLDER PROPOSALS

From time to time stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. In accordance with SEC Rule 14a-8, to be included in the proxy statement for our 2025 annual meeting of stockholders, stockholder proposals must be received by us no later than January 2, 2025.

Under our bylaws, stockholders may present proposals which are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline under SEC Rule 14a-8 for consideration for inclusion in the proxy statement. For a stockholder proposal to properly be brought before the 2025 annual meeting of stockholders (including director nominations) it must be received by our Secretary no earlier than January 30, 2025 nor later than March 1, 2025 and must also comply with the procedures outlined in our bylaws. Our bylaws are available in the governance section of the investor relations section of our corporate website located at https://www.entravision.com/investor/.

In addition, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

HOUSEHOLDING OF PROXY MATERIALS

If you and other residents at your mailing address own shares of common stock in Entravision, your broker, bank or other nominee may have sent you a notice that your household will receive only a single set of proxy materials. This procedure is known as “householding” and is intended to reduce the volume of duplicate information stockholders receive and also reduce our printing and postage costs. If you consented or were deemed to have consented to householding, your broker, bank or other nominee may send one copy of our proxy statement and Annual Report to your address for all residents that own shares of common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you are receiving multiple copies of our proxy statement and Annual Report, you may be able to request householding by contacting your broker, bank or other nominee.

ANNUAL REPORT ON FORM 10-K

We filed the 10-K with the SEC on March 14, 2024. A copy of the Annual Report, which incorporates the 10-K without exhibits, has been mailed or otherwise provided to all Record Date stockholders along with this proxy statement. Stockholders may obtain additional copies of the Annual Report and/or the 10-K and the exhibits thereto, without charge, by writing to us at our principal executive offices at 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, Attention: Secretary. Copies of the 10-K may also be obtained from our website at https://www.entravision.com/investor/.

OTHER MATTERS

Management does not know of any matters to be presented at the 2024 Annual Meeting other than those set forth herein and in the Notice accompanying this proxy statement. If a stockholder vote is necessary to transact any other business at the 2024 Annual Meeting, the proxyholders intend to vote their proxies in accordance with their best judgment related to such business.

It is important that your shares be represented at the 2024 Annual Meeting, regardless of the number of shares that you hold. THEREFORE, YOU ARE URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the 2024 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Michael Christenson
Chief Executive Officer

April 29, 2024

Santa Monica, California

Appendix A

ENTRAVISION COMMUNICATIONS CORPORATION
Amended and Restated 2004 EQUITY INCENTIVE PLAN

1. Purpose, History and Effective Date.

(a) Purpose. The Entravision Communications Corporation Amended and Restated 2004 Equity Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, employees, directors or consultants and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock or receive monetary payments based on the value of such common stock on the potentially favorable terms that this Plan provides.

(b) History. Prior to the effective date of this Plan, the Company had in effect the 2000 Plan, which was originally effective June 12, 2000. Upon stockholder approval of this Plan, no new awards will be granted under the 2000 Plan. This Plan originally became effective on May 26, 2004, the date on which it was first approved by the Company’s stockholders. An extension of the Plan was approved by the Board, subject to stockholder approval at the Company’s 2014 annual meeting of stockholders, to be held on May 29, 2014. An extension of the Plan was approved by the Board, subject to stockholder approval at the Company’s 2021 annual meeting of stockholders, to be held on May 27, 2021. An amendment and restatement of the Plan was approved by the Board, subject to stockholder approval at the Company’s 2024 annual meeting of stockholders, to be held on May 30, 2024.

(c) Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 13.

2. Definitions. Capitalized terms used in this Plan have the following meanings:

(a) “2000 Plan” means the Entravision Communications Corporation 2000 Omnibus Equity Incentive Plan.

(b) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.

(c) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or Dividend Equivalent Units.

(d) “Award Agreement” means a written agreement, contract, or other instrument (including electronic) or document evidencing the grant of an Award in such form as the Committee determines.

(e) “Board” means the Board of Directors of the Company.

(f) “Change of Control” means the occurrence of any one of the following events:

(i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by Persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets;

(iii) a change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the incumbent directors are directors who either (A) had been directors of the Company on the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control (the “original directors”) or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(iv) any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this paragraph (iv), the term “Person” shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, with respect to an Award that is or may be considered deferred compensation subject to Code Section 409A, the definition of “Change of Control” herein shall be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change of control under Code Section 409A solely for purposes of complying with the requirements of Code Section 409A.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(h) “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority).

(i) “Company” means Entravision Communications Corporation, a Delaware corporation, or any successor thereto.

(j) “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(k) "Disability" has the meaning ascribed to the term in Code Section 22(e)(3), as determined by the Committee.

(l) “Disinterested Persons” means the non-employee directors of the Company within the meaning of Rule 16b-3 as promulgated under the Exchange Act.

(m) “Dividend Equivalent Unit” means the right to receive a payment equal to the cash dividends paid with respect to a Share.

(n) “Effective Date” means May 26, 2004, the date the Company’s stockholders originally approved this Plan.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(p) “Fair Market Value” means, per Share on a particular date, (i) if the Stock is listed for trading on the New York Stock Exchange, the last reported sales price on the date in question as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, the last reported sales price on the date in question on the principal national securities exchange on which the Stock is listed or admitted to trading, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (iii) if the Stock is not listed or admitted to trading on any national securities exchange, the last sales price on the date in question in the over-the-counter market reported by such reporting system as is then in use, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (iv) if on any such date the Stock is not reported on any such system, the last sales price on the date in question as furnished by a professional market making a market in the Stock selected by the Board for the date in question, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (v) if on any such date no market maker is making a market in the Stock, the price as determined in good faith by the Committee.

(q) “Gross Share Reserve” shall mean the 10,000,000 Shares originally approved by the Company’s stockholders on the Effective Date, plus, the 8,000,000 Shares approved by the Company’s stockholders on May 27, 2021, plus the 7,500,000 newly authorized Shares approved by the Company’s stockholders on the Restatement Effective Date.

(r) “Incentive Stock Option” means an Option that meets the requirements of Code Section 422.

(s) “Option” means the right to purchase Shares at a specified price during a specified period of time.

(t) “Participant” means an individual selected by the Committee to receive an Award, and includes any individual who holds an Award after the death of the original recipient.

(u) “Performance Goals” means any goals the Committee establishes that may relate to one or more of the following for such period as the Committee specifies:

(i)
Revenue;
(ii)
Earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted);
(iii)
Income before income taxes and minority interests;
(iv)
Operating income;
(v)
Pre- or after-tax income;
(vi)
Average accounts receivable;
(vii)
Cash flow;
(viii)
Cash flow per share;
(ix)
Net earnings;
(x)
Basic or diluted earnings per share;
(xi)
Return on equity;
(xii)
Return on assets;
(xiii)
Return on capital;
(xiv)
Growth in assets;
(xv)
Economic value added;
(xvi)
Share price performance;
(xvii)
Total stockholder return;
(xviii)
Improvement or attainment of expense levels;
(xix)
Market share or market penetration;
(xx)
Business expansion, and/or acquisitions or divestitures;
(xxi)
Any other subjective or objective goal selected by the Committee.

The Committee may specify at the time an Award is made that the Performance Goals are to be measured for an individual, the Company, for the Company on a consolidated basis, for any one or more Affiliates or divisions of the Company and/or for any other business unit or units of the Company, and/or that the Performance Goals are to be measured either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

(v) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.

(w) “Performance Units” means the right to receive a payment, based on a number of units with a specified value, to the extent Performance Goals are achieved.

(x) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof.

(y) “Plan” means this Entravision Communications Corporation Amended and Restated 2004 Equity Incentive Plan, as may be amended from time to time.

(z) “Restatement Effective Date” means May 30, 2024, the date the Company’s stockholders approved this Plan, as amended and restated.

(aa) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

(bb) “Restricted Stock Unit” means the right to receive a payment which right may vest upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service, with each unit having a value equal to the Fair Market Value of one or more Shares, or the average of the Fair Market Value of one or more Shares over such period as the Committee specifies.

(cc) “Retirement” means, unless the Committee determines otherwise in an Award Agreement, termination of employment from the Company and its Affiliates on or after age 65 with five (5) years of continuous service with the Company and its Affiliates.

(dd) “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

(ee) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(ff) “Share” means a share of Stock.

(gg) “Stock” means the Class A common stock of the Company.

(hh) “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ii) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each such corporation owns stock possessing fifty percent (50%) or more of the total combined voting power in one of the other corporations in the chain.

(jj) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for: (i) awards previously granted by an entity (other than the Company or a Subsidiary) that is acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines; or (ii) the right or obligation of any entity acquired by the Company or acquired by any Subsidiary, or with which the Company or any Subsidiary combines, to make future awards.

3. Administration.

(a) Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or Award Agreement in the manner and to the extent it deems desirable to carry this Plan, such Award or such Award Agreement into effect, (iv) accelerate the vesting, payment and/or settlement of any Award and (v) make all other determinations necessary or advisable for the administration of this Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and any other individual with a right under the Plan or under any Award.

(b) Delegation to Other Committees or CEO. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to the Chief Executive Officer of the Company, any or all of the authority and responsibility of the Committee. However, no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of Disinterested Persons any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board or Committee has made such a delegation, then all references to the Committee in this Plan include such other committee or the Chief Executive Officer to the extent of such delegation.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee or Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee or Board member undertakes to handle and defend it on such member’s own behalf.

4. Eligibility. The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or any of its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or other employee, a Non-Employee Director, or a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

5. Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). Awards granted under the Plan shall be evidenced by an Award Agreement except to the extent the Committee provides otherwise.

6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 15 and the share counting provisions below, as of the Restatement Effective Date, 10,453,3171 Shares are reserved for issuance under this Plan, less one (1) Share for every one (1) Share subject to an Award granted under the Plan after December 31, 2023 and prior to the Restatement Effective Date. Subject to Section 6(b), the number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards. Notwithstanding the foregoing, the Company may issue only 10,453,317 Shares upon the exercise of Incentive Stock Options.

1 The 10,453,317 Shares reflects 2,953,317 Shares that remained available for grant under the Plan as of December 31, 2023, plus 7,500,000 newly authorized Shares.

(b) Depletion and Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates, is settled in cash (in whole or in part) or is cancelled without the issuance of Shares under the Award, or if Shares are forfeited under an Award, then the Shares subject to such Award may again be used for new Awards under this Plan under Section 6(a), including issuance as Incentive Stock Options. After December 31, 2023, in the event that withholding tax liabilities arising from an Award other than a Stock Option or Stock Appreciation Right are satisfied by the tendering or other use of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered, otherwise used or withheld may again be used for new Awards under this Plan under Section 6(a). Notwithstanding anything to the contrary contained herein, after December 31, 2023, the following Shares shall not again be used for new Awards under this Plan under Section 6(a): Shares tendered or otherwise used by the Participant or withheld by the Company in payment of the exercise or purchase price of a Stock Option; Shares tendered or otherwise used by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award of Stock Options or SARs; Shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof; and Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Stock Options. Notwithstanding the provisions of this Section 6(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Minimum Vesting. Notwithstanding any other provision of the Plan to the contrary, all equity-based Awards granted under the Plan shall have a minimum vesting period of one year from the date of grant, provided, however, that, notwithstanding the foregoing, the minimum vesting requirement of this Section 6(c) shall not apply to: (i) any Awards delivered in lieu of fully-vested cash-based Awards under the Plan (or other fully-vested cash awards or payments), (ii) any Awards to Non-Employee Directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders which is at least fifty (50) weeks after the immediately preceding year’s annual meeting, or (iii) Awards with respect to up to 5% of the Gross Share Reserve. Nothing in this Section 6(c) precludes the Administrator from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant’s death, disability, retirement, termination of service or the consummation of a Change of Control in the terms of an Award Agreement or otherwise.

(d) Participant Limitations. Subject to adjustment as provided in Section 15, with respect to Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), no Participant may be granted Awards that could result in such Participant:

(i) receiving in any calendar year Options for, and/or Stock Appreciation Rights with respect to, more than 500,000 Shares (reduced, in the initial calendar year in which this Plan is effective, by the number of options granted to a Participant under the 2000 Plan in such year, if any), except that Options and/or Stock Appreciation Rights granted to a new employee in the calendar year in which his or her employment commences may not relate to more than 1,000,000 Shares;

(ii) receiving in any calendar year Awards of Restricted Stock and/or Restricted Stock Units relating to more than 500,000 Shares;

(iii) receiving in any calendar year Awards of Performance Shares, and/or Awards of Performance Units (the value of which is based on the Fair Market Value of a Share), for more than 500,000 Shares; or

(iv) receiving in any calendar year Awards of Performance Units (the value of which is not based on the Fair Market Value of a Share) that could result in a payment of more than $500,000.

With respect to Awards that are not intended to meet the requirements of performance-based compensation under Code Section 162(m), the Committee may grant Awards in excess of the limits described in this subsection (d), but only if such discretion would not cause Awards that are intended to be performance-based compensation under Code Section 162(m) from being treated as such.

(e) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for service as a Non-Employee Director shall not exceed $750,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

7. Options. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(a) Whether the Option is an Incentive Stock Option, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which all Incentive Stock Options are first exercisable by the Participant during any calendar year (under this Plan and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded.

(b) The number of Shares subject to the Option.

(c) Other than in the case of Substitute Awards, the exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that (i) no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary unless the exercise price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and (ii) the exercise price may vary during the term of the Option if the Committee determines that there should be adjustments to the exercise price relating to achievement of Performance Goals and/or to changes in an index or indices that the Committee determines is appropriate (but in no event may the exercise price per Share be less than the Fair Market Value of a Share as determined on the date of grant).

(d) Subject to Section 6(c), the terms and conditions of exercise, which may include a requirement that exercise of the Option is conditioned upon achievement of one or more Performance Goals and/or period of employment or service.

(e) The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary must terminate no later than the fifth (5th) anniversary of the date of grant.

(f) The exercise period following a Participant’s termination of employment or service.

In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:

(a) Whether the SAR is granted independently of an Option or relates to an Option; provided that if an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

(b) The number of Shares to which the SAR relates.

(c) Other than in the case of Substitute Awards, the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.

(d) Subject to Section 6(c), the terms and conditions of exercise or maturity, which may include a requirement that exercise of the SAR is conditioned upon achievement of one or more Performance Goals and/or period of employment or service. Notwithstanding the foregoing, unless the Committee determines otherwise in the Award Agreement, if on the date when the SAR expires or otherwise terminates, the grant price for the SAR is less than the Fair Market Value of a Share, then the unexercised portion of the SAR that was exercisable immediately prior to such date shall automatically be deemed exercised.

(e) The term, provided that an SAR must terminate no later than 10 years after the date of grant.

(f) Whether the SAR will be settled in cash, Shares or a combination thereof.

9. Performance Awards. Subject to the terms of this Plan (including Sections 6(c) and 11), the Committee will determine all terms and conditions of each award of Performance Shares or Performance Units, including but not limited to:

(a) The number of Shares and/or units to which such Award relates, and with respect to Performance Units, whether the value of each unit will be based on the Fair Market Value of one or more Shares, the average of the Fair Market Value of one or more Shares over such period as the Committee specifies, or such other value as the Committee specifies in the Award Agreement.

(b) One or more Performance Goals that must be achieved during such period as the Committee specifies in order for the Participant to realize the benefit of such Award, together with a period of employment or service, if applicable.

(c) With respect to Performance Units, whether to settle such Award in cash, Shares, or a combination of cash and Shares.

10. Restricted Stock and Restricted Stock Unit Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a) The number of Shares and/or units to which such Award relates.

(b) Subject to Section 6(c), the period of time over which the restrictions imposed on Restricted Stock will lapse and the vesting of Restricted Stock Units will occur, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies.

(c) With respect to Restricted Stock Units, whether to settle such Awards in cash, Shares, or a combination of cash and Shares.

(d) With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the restrictions or to issue such Shares with an appropriate legend referring to such restrictions.

(e) Unless otherwise provided in the applicable Award Agreement, beginning on the date of grant of the Restricted Stock Award, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and, subject to Section 11, the right to receive dividends and other distributions made with respect to such Shares.

11. Dividends; Dividend Equivalent Units. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or SAR may, if so determined by the Committee, be entitled to receive Dividend Equivalent Units with respect to the number of Shares covered by the Award or as a stand-alone Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalent Units (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the foregoing, dividends or Dividend Equivalents with respect to an Award that is subject to vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the vesting conditions are subsequently satisfied and the Award vests. For the avoidance of doubt, dividend or Dividend Equivalent Units may not be granted in connection with an Option or SAR.

12. Transferability.

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above, the Participant may not receive consideration for such a transfer of an Award.

13. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless earlier terminated by the Board or the Committee pursuant to Section 13(b), this Plan will terminate on the tenth (10th) anniversary of the Restatement Effective Date. Notwithstanding the foregoing, no ISOs may be granted more than ten (10) years after the earlier of approval by the Board or the shareholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).

(b) Termination and Amendment. The Board or the Committee may amend, suspend or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment, suspension or termination of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law;

(ii) stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(d) (except as permitted by Section 15); or (B) an amendment to the provisions of Section 13(e).

(c) Amendment, Modification or Cancellation of Awards. Except as provided in Section 13(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 15), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 15(c) or the modification of an Award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 13 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing, Reloading and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 15, neither the Committee nor any other person may, without stockholder approval, decrease the exercise or grant price for any outstanding Option or SAR after the date of grant, cancel an outstanding Option or SAR with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other Awards or allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option or SAR with a lower exercise price. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award. No term of an Award shall provide for automatic “reload” grants of additional Awards upon the exercise of an Option or SAR.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 13(b)(ii).

(g) Recoupment. Any Awards granted pursuant to the Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to (A) any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and (B) any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the Company from time to time. If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, then the Committee may, in its sole discretion (considering any factors the Committee deems appropriate), require a Participant to repay or forfeit to the Company that portion of time- and/or performance-based Awards that were granted, earned or vested during the Company’s three completed fiscal years immediately preceding the date the Company is required to prepare the accounting restatement, that the Committee determines was in excess of the amount that would have been granted, earned or vested during such period based on the restated results. In the case of time-based Awards, a recoupment may occur, in the Committee’s sole discretion, if the Committee concludes that the grant, earning and/or vesting of the Awards would not have been made, or would have been lower had they been based on the restated results, and it is possible to clearly compute the amount of such lesser award. The amount to be recouped shall be determined by the Committee in its sole and absolute discretion, and the form of such recoupment may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Any decision by the Committee that no recoupment shall occur because of difficulties of computation or otherwise shall not be reviewable.

14. Taxes.

(a) Withholding Right. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.

(b) Use of Shares to Satisfy Tax Withholding. The Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with an Award by electing to

(i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total federal, state and local tax withholding obligations associated with the transaction to the extent required to avoid an expense on the Company’s financial statements. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.

(c) No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be obligated to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

(d) Participant Responsibility. If a Participant shall dispose of Stock acquired through exercise of an Incentive Stock Option within either (i) two years after the date the Option is granted or (ii) one year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven days of the date of such disqualifying disposition.

15. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants’ rights under Section 15(c), the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares or other securities subject to this Plan (including the number and type of Shares or other securities described in Sections 6(a) and 6(d)), and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares or other securities subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants’ rights under Section 15(c), in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

(b) Substitute Awards. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, the Committee may authorize Substitute Awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Change of Control.

(i) Treatment of Awards Upon Non-Assumption in a Change of Control. Unless otherwise determined by the Committee and evidenced in an Award Agreement, severance or change in control policy or agreement, or other agreement between the Company and a Participant, if, in connection with a Change of Control, the Awards issued under the Plan are not assumed, or if substitute awards are not issued, or if the assumed or substituted awards fail to contain similar terms and conditions as the Award prior to the Change of Control or fail to preserve, to the extent applicable, the benefit to be provided to the Participant as of the date of the Change of Control, including but not limited to the right of the Participant to receive shares upon exercise or settlement of the Award that are registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission (a “Non-Assumption Event”), then each outstanding Option and SAR shall become fully vested and exercisable immediately prior to such Change of Control and all other outstanding Awards shall become fully vested and nonforfeitable immediately prior to Change of Control, in each case, with any performance conditions imposed with respect to such Awards deemed to be achieved at the higher of target and actual performance (if determinable), after which, the portion of any portion of Awards subject to performance conditions which are not deemed satisfied in accordance with the foregoing shall terminate for at the effective time of the Change of Control with no payment or other consideration therefore. In addition, in the event of a Non-Assumption Event, (A) the Committee may (in its sole discretion) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of the Award) in an amount determined by the Committee effective at such time(s) as the Committee specifies, provided that such amount shall be at least as favorable to the holder as the amount the holder would be entitled to receive in respect of such Award under Sections 15(c)(ii) or (iii) below; and (B) the holder of an Option or SAR shall be permitted, within a specified period of time prior to the consummation of such Change of Control as determined by the Committee, to exercise all outstanding Options and SARs (to the extent then exercisable after giving effect to acceleration under Section 15(c)(i)(A) above) held by such holder.

(ii) In addition, upon a Non-Assumption Event and to the extent that the Committee does not provide for a cash payment in respect of any Options and SARs pursuant to Section 15(c)(i) above, (1) each holder of an Option or SAR that is outstanding as of the date of the Change of Control who is an employee of the Company or any Subsidiary shall have the right, and (2) the Committee, in its sole discretion, may grant to a holder of an Option or SAR that is outstanding as of the date of the Change of Control who is not an employee of the Company or any Subsidiary the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control (but not beyond the Option’s or SAR’s expiration date), to receive, in exchange for the surrender of the Option or SAR, an amount of cash equal to the excess of the greater of the Fair Market Value of the Shares determined on the Change of Control date or the Fair Market Value of the Shares on the date of surrender covered by the Option or SAR (to the extent vested and not yet exercised) that is so surrendered over the purchase or grant price of such Shares under the Award. If the Committee so determines prior to the Change of Control, any such Option or SAR that is not exercised or surrendered prior to the end of such 30-day period will be cancelled.

(iii) In addition, upon a Non-Assumption Event and to the extent that the Committee does not provide for a cash payment in respect of any Restricted Stock Award, Performance Share Award, Restricted Stock Unit Award, Performance Unit Award or Dividend Equivalent Award pursuant to Section 15(c)(i) above, each the holder of such Award shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control, to receive, in exchange for the surrender of such Shares an amount of cash equal to the greater of the Fair Market Value of a Share on the Change of Control date or the Fair Market Value of such Share on the date of surrender.

(iv) Awards May Be Assumed. Unless otherwise determined by the Committee and evidenced in an Award Agreement, severance or change in control policy or agreement, or other agreement between the Company and a Participant, in the event of a Change of Control that is not a Non-Assumption Event, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change of Control). A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Committee.

(d) Parachute Payment Limitation.

(i) Scope of Limitation. This Section 15(d) shall apply to an Award only if:

(A)
the independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under Code Section 4999), will be greater after the application of this Section 15(d) than it was before the application of this Section 15(d); or
(B)
the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Section 15(d) (regardless of the after-tax value of such Award to the Participant).

If this Section 15(d) applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

(ii) Basic Rule. Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 15(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

(iii) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 15(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Auditors under this Section 15(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(iv) Overpayments and Underpayments. As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(v) Related Corporations. For purposes of this Section 15(d), the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Code Section 280G(d)(5).

16. Miscellaneous.

(a) Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i) one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that if Shares would have otherwise been issued under an Award but for the deferral described in this paragraph, then such Shares shall be treated as if they were issued for purposes of Sections 6(a));

(ii) the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker‑dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(iii)conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to compete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment or service, and/or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant;

(iv) restrictions on resale or other disposition of Shares, including imposition of a retention period; and

(v)compliance with federal or state securities laws and stock exchange requirements.

(b) Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Corporation and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a Non-Employee Director, a non-employee director of any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

(v) Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant's termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an

Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award Agreement, shall be a court sitting in the County of Los Angeles, or the Federal District Court for the Central District of California sitting in the County of Los Angeles, in the State of California, and further agree that any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i) Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

Appendix B

ENTRAVISION COMMUNICATIONS CORPORATION
2024 EMPLOYEE STOCK PURCHASE PLAN

The purpose of the Entravision Communications Corporation 2024 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Entravision Communications Corporation (the “Company”) and each Designated Company (as defined in Section 11) with opportunities to purchase shares of the Company’s Class A common stock (the “Common Stock”). An aggregate of 900,000 shares of Common Stock have been approved and reserved for this purpose.

The Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the 423 Component shall be interpreted in accordance with that intent (although the Company makes no undertaking or representation to maintain such qualification). In addition, this Plan authorizes the grant of Options (as defined in Section 8) under the Non-423 Component, which does not qualify as an “employee stock purchase plan” under Section 423 of the Code, and such Options granted under the Non-423 Component shall be granted pursuant to separate Offerings (as defined in Section 2) containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator (as defined in Section 1) and designed to achieve tax, securities laws or other objectives for eligible employees and the Designated Companies in locations outside of the United States. Except as otherwise provided herein or by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

For purposes of this Plan, the Administrator may designate separate Offerings under the Plan, the terms of which need not be identical, in which eligible employees will participate, even if the dates of the applicable Offerings are identical, provided that the terms of participation are the same within each separate Offering under the 423 Component as determined under Section 423 of the Code. Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the Section 423 Component and the Non- 423 Component of the Plan.

1. Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) determine when and how Options shall be granted and the provisions and terms of each Offering (which need not be identical); (iv) select Designated Companies; (v) impose a mandatory holding period pursuant to which Participants may not dispose of or transfer shares of Common Stock purchased under the Plan for a period of time determined by the Administrator in its discretion; (vi) make all determinations it deems advisable for the administration of the Plan; (vii) decide all disputes arising in connection with the Plan; and (viii) otherwise supervise the administration of the Plan. Further, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures, provided that the adoption and implementation of any such rules and/or procedures would not cause the 423 Component to be in noncompliance with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates that vary with local requirements. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants (as defined in Section 11). No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

2. Offerings. The Company may make one or more offerings to eligible employees to purchase Common Stock under the Plan (“Offerings”). The initial Offering will begin and end on dates to be determined by the Administrator. Thereafter, unless otherwise determined by the Administrator, Offerings will begin on the first business day occurring on or after each February 15 and August 15 and will end on the last business day occurring on or before the following August 14 and February 14, respectively. The Administrator may, in its discretion,

Appendix B

designate a different period for any Offering, provided that no Offering shall exceed twenty-seven (27) months in duration or overlap any other Offering.

3. Eligibility. All individuals classified as employees on the payroll records of the Company or a Designated Company as of the first day of the applicable Offering (the “Offering Date”) are eligible to participate in such Offering under the Plan, provided that the Administrator may determine, in advance of any Offering, that employees are eligible only if, as of the Offering Date, (a) they are customarily employed by the Company or a Designated Company for more than 20 hours a week, (b) they are customarily employed by the Company or a Designated Company for more than five months per calendar year, and/or (c) they have completed six months of employment (or such other period as determined by the Administrator, provided such service requirement does not exceed two years of employment). Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Company for purposes of the Company’s or applicable Designated Company’s payroll system are not considered to be eligible employees of the Company or any Designated Company and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Company for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Company on the Company’s or Designated Company’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company, that specifically renders such individuals eligible to participate herein.

4. Participation. An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to the Company or an agent designated by the Company in a manner determined by the Administrator (including, but not limited to, by electronic means) by such deadline as shall be established by the Administrator for the Offering. The enrollment form will (a) state a whole percentage (unless the Administrator determines in advance of an Offering to require that a fixed amount be specified in lieu of a percentage) to be contributed from an eligible employee’s Compensation (as defined in Section 11) per pay period, and (b) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form, withdraws from the Plan or otherwise becomes ineligible to participate in the Plan, such Participant’s deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided the Participant remains eligible. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

5. Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of fifteen percent (15%) of such employee’s Compensation for each pay period or such other minimum or maximum as may be specified by the Administrator in advance of an Offering. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions, unless required under applicable law.

Notwithstanding any other provisions of the Plan to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited or otherwise problematic under applicable laws (as determined by the Administrator in its sole discretion), the Administrator may provide that an eligible employee may elect to participate through other contributions in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the 423 Component, any alternative method of contribution must be applied on an equal and uniform basis to all eligible employees in the Offering. Any reference to “payroll deductions” in this Section 5 (or in any other section of the Plan) will similarly cover contributions by other means made pursuant to this Section 5.

6. Deduction Changes. Unless otherwise determined by the Administrator, except in the case of withdrawal as outlined in Section 7, a Participant may not increase or decrease his or her payroll deductions during any Offering, but may increase or decrease such Participant’s payroll deductions with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form by such deadline as shall be established by the

Appendix B

Administrator for the Offering. The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate such Participant’s payroll deductions during an Offering.

7. Withdrawal. A Participant may withdraw from participation in the Plan by giving written notice to the Company or an agent designated by the Company in a form acceptable to the Administrator (including, but not limited to, by electronic means) no later than two weeks prior to the end of the then-applicable Offering (or such shorter or longer period as may be specified by the Administrator prior to any Offering). The Participant’s withdrawal will be effective as soon as practicable following receipt of written notice of withdrawal by the Company or an agent designated by the Company. Following a Participant’s withdrawal, the Company will promptly refund such Participant’s entire account balance under the Plan to such Participant (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.

8. Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), the lowest of (a) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price (as defined herein), (b) the number of shares of Common Stock determined by dividing $25,000 by the Fair Market Value of the Common Stock (as defined in Section 11) on the Offering Date for such Offering; or (c) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock that the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option that permits such Participant rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined on the Option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

9. Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as such Participant’s accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Unless otherwise determined by the Administrator in advance of any Offering, any amount remaining in a Participant’s account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly.

10. Delivery of Shares. As soon as practicable after each Exercise Date, the Company shall arrange the delivery to each Participant of the shares of Common Stock acquired by the Participant on such Exercise Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant.

11. Definitions.

The term “Affiliate” means any entity that is directly or indirectly controlled by the Company that does not meet the definition of a Subsidiary below, as determined by the Administrator, whether now or hereafter existing.

Appendix B

The term “Change of Control” means the occurrence of any one of the following events:

(i)
the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by Persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;
(ii)
the sale, transfer or other disposition of all or substantially all of the Company’s assets;
(iii)
a change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the incumbent directors are directors who either (A) had been directors of the Company on the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control (the “original directors”) or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or
(iv)
any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this paragraph (iv), the term “Person” shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

The term “Compensation” means the regular or basic rate of compensation. The Administrator shall have the discretion to determine the application of this definition to Participants outside of the United States.

The term “Designated Company” means each Affiliate and Subsidiary that has been designated by the Administrator from time to time, in its sole discretion, as eligible to participate in the Plan, such designation to specify whether such participation is in the 423 Component or Non-423 Component. A Designated Company may participate in either the 423 Component or Non-423 Component, but not both. Notwithstanding the foregoing, if any Affiliate or Subsidiary is disregarded for U.S. tax purposes in respect of the Company or any Designated Company participating in the 423 Component, then such disregarded Affiliate or Subsidiary shall automatically be a Designated Company participating in the 423 Component. If any Affiliate or Subsidiary is disregarded for U.S. tax purposes in respect of any Designated Company participating in the Non-423 Component, the Administrator may exclude such Affiliate or Subsidiary from participating in the Plan, notwithstanding that the Designated Company in respect of which such Affiliate or Subsidiary is disregarded may participate in the Plan. The Administrator may so designate any Affiliate or Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders.

The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

The term “Fair Market Value of the Common Stock” on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the NASDAQ Global Market, The New York Stock Exchange or another national securities exchange, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

The term “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering then in progress.

Appendix B

The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

The term “Participant” means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 4.

The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.

12. Rights on Termination of Employment. Unless otherwise required by applicable law, if a Participant’s employment terminates for any reason before the Exercise Date for any Offering, such Participant’s participation in the Plan will terminate immediately and no payroll deductions will be taken from any pay due and owing to the Participant on or after the termination date. The balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, if permitted by the Administrator and valid under applicable law, to his or her designated beneficiary or, if no beneficiary has been designated or such designation is not valid, to his or her legal heirs. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs such employee, having been a Designated Company, ceases to be an Affiliate or a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Company. An employee will not be deemed to have terminated employment for this purpose, if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

If a Participant transfers employment from the Company or any Designated Company participating in the 423 Component to any Designated Company participating in the Non-423 Component, such transfer shall not be treated as a termination of employment, but the Participant shall immediately cease to participate in the 423 Component; provided, however, any contributions made for the Offering in which such transfer occurs shall be transferred to the Non-423 Component, and such Participant shall immediately join the then-current Offering under the Non-423 Component upon the same terms and conditions in effect for the Participant’s participation in the 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Company participating in the Non-423 Component to the Company or any Designated Company participating in the 423 Component shall not be treated as terminating the Participant’s employment and shall remain a Participant in the Non-423 Component until the earlier of (i) the end of the current Offering under the Non-423 Component, or (ii) the Offering Date of the first Offering in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between companies participating in the 423 Component and the Non-423 Component, consistent with the applicable requirements of Section 423 of the Code.

13. Optionees Not Stockholders. Neither the granting of an Option to a Participant nor the deductions from a Participant’s pay or other contributions shall constitute such Participant a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to the Participant.

14. Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.

15. Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose, unless otherwise required under applicable law.

16. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, the payment of a dividend in Common Stock or any other change affecting the Common Stock, the number of shares approved for the Plan and any share limitation set forth in Section 8 shall be equitably or proportionately adjusted to give proper effect to such event. In the case of and subject to the consummation of a Change of Control, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to

Appendix B

be made available under the Plan or with respect to any right under the Plan or to facilitate such transactions or events:

(a)
To provide for either (i) termination of any outstanding Option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such Option had such Option been currently exercisable or (ii) the replacement of such outstanding Option with other options or property selected by the Administrator in its sole discretion.
(b)
To provide that the outstanding Options under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.
(c)
To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options under the Plan and/or in the terms and conditions of outstanding Options and Options that may be granted in the future.
(d)
To provide that the Offering with respect to which an Option relates will be shortened by setting a New Exercise Date on which such Offering will end. The New Exercise Date will occur before the date of the Change of Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering in advance of the New Exercise Date as provided in Section 7 hereof.
(e)
To provide that all outstanding Options shall terminate without being exercised and all amounts in the accounts of Participants shall be promptly refunded.

17. Section 409A. The 423 Component of the Plan and the Options granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A of the Code. Neither the Non-423 Component nor any Option granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any Option granted under the Plan may be or become subject to Section 409A of the Code or that any provision of the Plan may cause an Option granted under the Plan to be or become subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.

18. Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within twelve (12) months of such Board action by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the 423 Component of the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.

19. Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

20. Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

21. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

Appendix B

22. Governing Law. This Plan and all Options and actions taken thereunder shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. The exclusive venue for any legal action or proceeding with respect to this Plan and all Options and actions taken thereunder shall be a court sitting in the County of Los Angeles, or the Federal District Court for the Central District of California sitting in the County of Los Angeles, in the State of California, and any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.

23. Limitation on Actions. Any legal action or proceeding with respect to this Plan and all Options and actions taken thereunder must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

24. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

25. Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary or Affiliate to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate any tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. In addition, the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding that the Company or any Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company will not be required to issue any Common Stock under the Plan until such obligations are satisfied.

26. Notification Upon Sale of Shares Under the 423 Component. Each Participant who is subject to tax in the United States and participates in the 423 Component agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two (2) years after the date of grant of the Option pursuant to which such shares were purchased.

27. Effective Date and Approval of Stockholders. The Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.

Appendix C

FOURTH AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION

OF

ENTRAVISION COMMUNICATIONS CORPORATION

Entravision Communications Corporation, a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law, does hereby certify:

FIRST: That the name of the corporation is Entravision Communications Corporation and that the corporation was originally incorporated on February 11, 2000 under the name “Entravision Communications Corporation.”

SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Third Amended and Restated Certificate of Incorporation of the corporation filed with the Delaware Secretary of State on June 13, 2023, declaring said amendment and restatement to be advisable and in the best interests of the corporation, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Third Amended and Restated Certificate of Incorporation of the corporation be amended and restated in its entirety as follows:

ARTICLE 1.

The name of the corporation is Entravision Communications Corporation.

ARTICLE 2.

The address of the registered office of the corporation in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, City of Wilmington 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE 3.

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE 4.

4.1. Classes of Stock. The total number of shares of capital stock the corporation is authorized to issue is 350,000,000. The Corporation is authorized to issue three classes of stock to be designated, respectively, “Class A Common Stock,” “Class U Common Stock,” and “Preferred Stock.” The Corporation is authorized to issue 260,000,000 shares of Class A Common Stock, par value $0.0001 per share, 40,000,000 shares of Class U Common Stock, par value $0.0001 per share, and 50,000,000 shares of Preferred Stock, par value $0.0001 per share.

4.2. Certain Definitions. As used in this Fourth Amended and Restated Certificate of Incorporation, the following terms have the meanings indicated:

“Affiliate” means any person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with another Person (as defined below).

“Board” means the Board of Directors of the corporation.

“Communications Act” means the Communications Act of 1934, and the rules, regulations, decisions and written policies of the Federal Communications Commission (the “FCC”) thereunder (as the same may be amended from time to time).

Appendix C

“Permitted Transferee” means: (i) any entity all of the equity (other than directors’ qualifying shares) of which is directly or indirectly owned by the transferor that is not an Affiliate of any other Person; and (ii) in the case of a transferor who is an individual, (a) such transferor’s spouse, lineal descendants, adopted children and minor children supported by such transferor, (b) any trustee of any trust created primarily for the benefit of any) or some of or all of such spouse or lineal descendants (but which may include beneficiaries that are charities) or any revocable trust created by such transferor, (c) the transferor, in the case of a transfer from any “Permitted Transferee” back to its transferor and (d) any entity all of the equity of which is directly or indirectly owned by any of the foregoing which is not an Affiliate of any Person other than the Persons described in clauses (a) through (c) above.

“Person” means any individual, a corporation, a partnership, an association, a limited liability company or a trust.

“Transfer” means any direct or indirect sale, pledge, hypothecation, voluntary or involuntary, and whether by merger or other operation of law other than a bona fide pledge of shares to secure financing; provided that a foreclosure on such pledged shares shall constitute a Transfer.

“Univision” means Univision Communications Inc.

4.3. Class A Common Stock. Except as otherwise provided by law or by this Fourth Amended and Restated Certificate of Incorporation, each of the shares of Class A Common Stock shall be identical in all respects, including with respect to dividends and upon liquidation.

(a) Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Class A Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board.

(b) Voting Rights.

(i)The holders of the Class A Common Stock shall have one (1) vote for each share held.

(ii)Members of the Board shall be elected as set forth in Section 4.6 below.

4.4 Class U Common Stock.

(a) Liquidation, Dividends and Distributions. Except as otherwise provided by law or by this Fourth Amended and Restated Certificate of Incorporation, each of the shares of Class U Common Stock shall be treated in an identical manner in all respects, including with respect to dividends and treatment upon liquidation, to shares of Class A Common Stock.

(b) Stock Dividends; Stock Splits.

(i) A dividend of Class A or Class U Common Stock on any share of such common stock shall be declared and paid only in an equal per share amount on the then outstanding shares of each class of such common stock and only in shares of the same class of such common stock as the shares on which the dividend is being declared and paid. For example, if and when a dividend of Class A Common Stock is declared and paid to the then outstanding shares of common stock: (i) the dividend of Class A Common Stock shall be paid solely to the outstanding shares of Class A Common Stock; and (ii) a dividend of Class U Common Stock shall similarly be declared and paid in an equal per share amount solely to the then outstanding shares of Class U Common Stock.

(ii) If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class A Common Stock, the outstanding shares of Class U Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class A Common Stock that have been subdivided or combined or made subject to a rights offering. If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class U Common Stock, the outstanding shares of

Appendix C

Class A Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class U Common Stock that have been subdivided or combined or made subject to a rights offering.

(c) Voting. Except as provided in this Fourth Amended and Restated Certificate of Incorporation, the holders of shares of Class U Common Stock will have no right to vote on any matters, questions or proceedings of the corporation including, without limitation, the election of directors.

(d) Protective Provisions. So long as Univision, or any Permitted Transferee of Univision, owns at least 6,595,000 shares of Class U Common Stock (which number shall be increased to give effect to stock dividends and stock splits and shall be decreased to give effect to reverse stock splits and repurchases by the corporation of the Class U Common Stock approved by the Board in accordance with the bylaws and in accordance with this Fourth Amended and Restated Certificate of Incorporation), without the consent of the holders of at least a majority of the shares of Class U Common Stock then outstanding, in their sole discretion, voting as a separate class, given in writing or by vote at a meeting of such called for such purpose, the corporation will not:

(i) merge, consolidate or enter into a business combination, or otherwise reorganize the corporation with or into one or more entities (other than a merger of a wholly-owned subsidiary of the corporation into another wholly-owned subsidiary of the corporation);

(ii) dissolve, liquidate or terminate the corporation;

(iii) directly or indirectly dispose of any interest in any FCC license with respect to television stations which are affiliates of Univision;

(iv) amend, alter or repeal any provision of the certificate of incorporation or bylaws of the corporation, each as amended, so as to adversely affect any of the rights, privileges, limitations or restrictions provided for the benefit of the holders of the Class U Common Stock; or

(v) issue or sell, or obligate itself to issue or sell, any additional shares of Class U Common Stock, or any securities that are convertible into or exchangeable for shares of Class U Common Stock.

(e) Conversion.

(i) Voluntary Conversion. Each share of Class U Common Stock shall convert automatically without any further action by the holder thereof into a number of shares of Class A Common Stock determined in accordance with Section 4.4(d)(ii) upon its sale, conveyance, assignment, hypothecation, disposition or other transfer (each a “Class U Transfer”) to any third party other than an “affiliate” (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the transferor and may be so converted at the option of the holder thereof in connection with any such Class U Transfer.

(ii) Conversion Rate. Each share of Class U Common Stock shall be convertible in accordance with Section 4.4(d)(ii) into the number of shares of Class A Common Stock that results from multiplying (x) 1 by (y) the conversion rate for the Class U Common Stock that is in effect at the time of conversion (the “Conversion Rate”). The Conversion Rate for the Class U Common Stock initially shall be 1. The Conversion Rate shall be subject to adjustment from time to time as provided in this Fourth Amended and Restated Certificate of Incorporation. All references to the Conversion Rate herein mean the Conversion Rate as so adjusted.

(iii) Subdivisions; Combinations. In the event the corporation should at any time prior to the conversion of the Class U Common Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Class A Common Stock or the determination of holders of Class A Common Stock entitled to receive a dividend or other distribution payable in additional shares of common stock, then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Rate shall be appropriately increased so that the number of shares of Class A Common Stock issuable on conversion of each share of such class shall be increased in proportion to such increase in the aggregate number of shares of Class A Common Stock outstanding. If the number of shares of Class A Common Stock outstanding at any time prior to the conversion of the Class U Common Stock is decreased by a reverse split or combination of the outstanding shares of Class A Common Stock, then, following the record date for such

Appendix C

reverse split or combination, the Conversion Rate shall be appropriately decreased so that the number of shares of Class A Common Stock issuable on conversion of each share of such class shall be decreased in proportion to such decrease in outstanding shares.

(iv) Recapitalizations. If at any time or from time to time there is a recapitalization, reclassification, reorganization or similar event, then in any such event each holder of a share of Class U Common Stock shall have the right thereafter to convert such share into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization or other change by a holder of the number of shares of Class A Common Stock into which such share of Class U Common Stock could have been converted immediately prior to such recapitalization, reclassification, reorganization or other change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(v) No Impairment. The corporation will not, by amendment of this Fourth Amended and Restated Certificate of Incorporation (except in accordance with applicable law) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 4.4(d) by the corporation, but will in good faith assist in the carrying out of all the provisions of this Section 4.4(d) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Class U Common Stock against impairment.

(vi) Unconverted Shares. If less than all of the outstanding shares of Class U Common Stock are converted pursuant to Section 4.4(d)(i) above, and such shares are evidenced by a certificate representing shares in excess of the shares being converted and surrendered to the corporation in accordance with the procedures as the Board may determine, the corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to the holder, a new certificate evidencing the number of shares of Class U Common Stock not converted. No fractional shares shall be issued upon the conversion of any share or shares of Class U Common Stock, and the number of shares to be issued shall be rounded to the nearest whole share.

(vii) Reservation. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, to effect conversions, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class U Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class U Common Stock, in addition to such other remedies as shall be available to the holder of the Class U Common Stock, the corporation will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Fourth Amended and Restated Certificate of Incorporation.

4.5. Preferred Stock. The Board is authorized, subject to limitations prescribed by law and the provisions of this Fourth Amended and Restated Certificate of Incorporation and the bylaws, by resolution or resolutions of the Board, from time to time to provide for the issuance of the shares of the Preferred Stock in one or more series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board with respect to each series shall include, without limitation, determination of the following: (i) the number of shares constituting that series and the distinctive designation of that series; (ii) the dividend rate, if any, on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series; (iii) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; (iv) whether that series shall be subject to conversion or exchange, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine; (v) whether or not the shares of that series shall be redeemable, and, if so, the terms and

Appendix C

conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the type and amount of consideration per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (vi) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; (vii) the rights, if any, of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and (viii) any other relative rights, preferences and limitations, if any, of that series.

4.6. Election of Directors and Vacancies.

(a) Subject to the rights, if any, of the holders of any series of Preferred Stock, the directors of the corporation shall be elected by the holders of the Class A Common Stock, voting as a separate class.

(b) Subject to the rights, if any, of the holders of any series of Preferred Stock to elect directors and to fill vacancies in the Board relating thereto, any and all vacancies in the Board, however occurring, including, without limitation, by reason of an increase in the size of the Board, or the death, resignation, disqualification or removal of a director, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board, or by a sole remaining director, or by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

ARTICLE 5.

Except as otherwise provided herein, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the corporation, but the stockholders may make additional bylaws and may repeal, alter, amend or rescind any bylaw whether adopted by them or otherwise.

ARTICLE 6.

The number of directors of the corporation shall be fixed from time to time by, or in the manner provided in, the bylaws or amendment thereof duly adopted by the Board or by the stockholders.

ARTICLE 7.

Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the corporation.

ARTICLE 8.

Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provisions contained in applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the bylaws of the corporation.

ARTICLE 9.

Directors of the corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended; not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article 9 to authorize corporate action further eliminating or limiting the personal liability of directors, then the personal liability of directors of the corporation shall

Appendix C

be further eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law. Any repeal or modification of any of the foregoing provisions by the stockholders of the corporation, or the adoption of any provision hereof inconsistent with this Article 9, shall not adversely affect any right or protection of directors of the corporation existing at the time of, or increase the liability of directors of the corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE 10.

The corporation reserves the right to amend, alter, change or repeal any provision contained herein in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors and officers of the corporation herein are granted subject to such revision.

ARTICLE 11.

11.1. Right to Indemnification. Each person who was or is made party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation) or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide for broader indemnification rights than permitted as of the date this Fourth Amended and Restated Certificate of Incorporation is filed with the State of Delaware), against all expense, liability and loss (including attorney’s fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in Section 11.2 below, with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section 11.1 shall be a contract right and shall include the obligation of the corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an “advance of expenses”); provided, however, that if and to the extent that the Board requires, an advance of expenses included by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 11.1 or otherwise. The corporation may, by action of its Board, provide indemnification to employees and agents of the corporation with the same or lesser scope and effect as the foregoing indemnification of directors and officers.

11.2. Procedure for Indemnification. Any indemnification of a director or officer of the corporation or advance of expenses under Section 11.1 above shall be made promptly, and in any event within forty-five (45) days (or, in the case of an advance of expenses, twenty (20) days) upon the written request of the director or officer. If a determination by the corporation that the director or officer is entitled to indemnification pursuant to this Article 11 is required, and the corporation fails to respond within sixty (60) days to a written request for indemnity, the corporation shall be deemed to have approved the request. If the corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five (45) days (or, in the case of an advance of expenses, twenty (20) days), the right to indemnification or advances as granted by this Article 11 shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant

Appendix C

to Section 11.1 above, if any, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the corporation. Neither the failure of the corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Delaware General Corporation Law, nor an actual determination by the corporation (including its Board, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Section 11.1 above shall be the same procedure set forth in this Section 11.2 for directors or officers, unless otherwise set forth in the action of the Board providing for indemnification for such employee or agent.

11.3. Insurance. The corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation), partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

11.4. Service for Subsidiaries. Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least fifty percent (50%) of whose equity interests are owned by the corporation (a “subsidiary” for purposes of this Article 11) shall be conclusively presumed to be serving in such capacity at the request of the corporation.

11.5. Reliance. Persons who after the date of the adoption of this provision are directors or officers of the corporation or who, while a director or officer of the corporation, or a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 11 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 11 shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

11.6. Non-Exclusivity of Rights. The rights to indemnification and to the advance of expenses conferred in this Article 11 shall not be exclusive of any other right which any person may have or hereafter acquire under this Fourth Amended and Restated Certificate of Incorporation or under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

11.7. Merger or Consolidation. For purposes of this Article 11, references to “the corporation” shall include any constituent corporation (including any constituent of a constituent) absorbed into the corporation in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article 11 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

ARTICLE 12.

12.1. Foreign Ownership Restrictions.

(a) The corporation shall at all times be in compliance with 47 U.S.C. § 310 and interpretations thereof by the FCC (the “Foreign Ownership Restrictions”). The Board shall have all powers necessary to insure compliance with this Article 12, including, without limitation, the redemption of shares of capital stock the transfer or ownership of which resulted in a violation of the Foreign Ownership Restrictions; provided, however, that the corporation may, at the

Appendix C

request of a stockholder, first seek a waiver of such Foreign Ownership Restrictions from the FCC in the event that any violation thereof results from open-market purchases of publicly traded shares of the corporation, whether shares of capital stock in the corporation or shares of capital stock in an entity which holds capital stock of the corporation, the foreign ownership of which is attributed to the corporation by operation of the rules of the FCC. As a last resort, the Board shall be required to redeem the shares of capital stock the transfer or ownership of which resulted in the violation of the Foreign Ownership Restrictions to insure such compliance (subject, however, to Sections 12(b) and (c) below).

(b) In exercising powers or taking actions to achieve or preserve such compliance, the Board (acting in good faith and based upon advice of outside counsel expert in FCC matters) shall select the method that is least detrimental to the stockholders of the corporation affected by the action. In the case of redemption by the corporation of shares of different classes, the shares of the class having greater voting rights shall occur first.

(c) If the Board, pursuant to Section 12(a) above, should invoke its powers to redeem any of the capital stock held by a party in order to secure compliance with the Foreign Ownership Restrictions, such redemption shall be at fair market value as determined by a third party valuation expert retained by the Board, whose costs and expenses shall be charged to the party from whom the shares are redeemed.

12.2. FCC Compliance Restrictions. The corporation shall at all times be in compliance with, and shall not take any action, nor shall it cause any act to be done, that would cause it to be in violation of the limitations on ownership of mass media, cable television and newspaper (or such other interests as the legislation or the FCC shall require in the future) interests, as set forth in the Communications Act or the rules of the FCC.

ARTICLE 13.

To the fullest extent permitted by the Delaware General Corporation Law, an Officer (as defined below) of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the corporation. If the Delaware General Corporation Law is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. For purposes of this Article 13, “Officer” shall mean an individual who has been duly appointed as an officer of the corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this Article 13 by either of (i) the stockholders of the corporation or (ii) an amendment to the Delaware General Corporation Law, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.

THIRD: That the foregoing amendment and restatement was duly adopted in accordance with the provisions of Section 242 and Section 245 of the Delaware General Corporation Law.

Appendix C

IN WITNESS WHEREOF, this Fourth Amended and Restated Certificate of Incorporation has been executed by the Secretary of the corporation effective as of this ___ day of ____, 2024.

ENTRAVISION COMMUNICATIONS CORPORATION

By:
Name:
	Title:	Secretary

entravision vote ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/EVC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/EVC Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2024 Annual Meeting Proxy Card Control number: 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6. 1. Election of Directors to serve for a term ending at the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified. 01 - Paul Anton Zevnik 02 - Gilbert R. Vasquez 03 - Martha Elena Diaz 04 - Fehmi Zeko 05 - Thomas Strickler 06 - Brad Bender 07 - Michael Christenson 08 - Lara Sweet Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 2. To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 4. To approve an amendment and restatement of the Entravision Communications Corporation 2004 Equity Incentive Plan, as previously amended, to, among other things, increase the number of shares of the Company’s Class A common stock authorized for issuance thereunder by 7,500,000 shares. 6. To approve the amendment and restatement of the Company’s Third Amended and Restated Certificate of Incorporation to provide for the exculpation of officers to the fullest extent permitted by Delaware law. 3. To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. 5. To approve the Entravision Communications Corporation 2024 Employee Stock Purchase Plan. In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2024 Annual Meeting and any adjournments thereof. For Against Abstain For Against Abstain For Against Abstain For Against Abstain For Against Abstain MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T

The 2024 Annual Meeting of Stockholders of Entravision Communications Corporation will be held on Thursday, May 30, 2024 at 10:00 a.m. Pacific Daylight Time as a virtual meeting via the Internet at meetnow.global/MSKCZR7 To access the meeting, you must have the control number that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EVC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — ENTRAVISION COMMUNICATIONS CORPORATION 2024 ANNUAL MEETING OF STOCKHOLDERS MAY 30, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENTRAVISION COMMUNICATIONS CORPORATION The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2024 Annual Meeting of Stockholders and the related Proxy Statement, and appoints Michael J. Christenson, Mark A. Boelke, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Entravision Communications Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2024 Annual Meeting of Stockholders of the Company (the “2024 Annual Meeting”) to be held as a virtual meeting only at 10:00 a.m. Pacific Daylight Time on May 30, 2024, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below: THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting (Items to be voted appear on reverse side) Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below entravision vote Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 1. Election of Directors to serve for a term ending at the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified 01 - Paul Anton Zevnik 02 - Gilbert R. Vasquez 03 - Martha Elena Diaz 04 - Fehmi Zeko 05 - Thomas Strickler 06 - Brad Bender 07 - Michael Christenson 08 - Lara Sweet Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 02 03 04 05 06 07 08 2. To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 4. To approve an amendment and restatement of the Entravision Communications Corporation 2004 Equity Incentive Plan, as previously amended, to, among other things, increase the number of shares of the Company’s Class A common stock authorized for issuance thereunder by 7,500,000 shares. 6. To approve the amendment and restatement of the Company’s Third Amended and Restated Certificate of Incorporation to provide for the exculpation of officers to the fullest extent permitted by Delaware law. 3. To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. 5. To approve the Entravision Communications Corporation 2024 Employee Stock Purchase Plan. In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2024 Annual Meeting and any adjournments thereof. For Against Abstain For Against Abstain For Against Abstain For Against Abstain For Against Abstain

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — ENTRAVISION COMMUNICATIONS CORPORATION 2024 ANNUAL MEETING OF STOCKHOLDERS MAY 30, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENTRAVISION COMMUNICATIONS CORPORATION The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2024 Annual Meeting of Stockholders and the related Proxy Statement, and appoints Michael J. Christenson, Mark A. Boelke, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Entravision Communications Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2024 Annual Meeting of Stockholders of the Company (the “2024 Annual Meeting”) to be held as a virtual meeting only at 10:00 a.m. Pacific Daylight Time on May 30, 2024, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below: THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.